File No. 2-78148
FISCAL YEAR END - SEPTEMBER 30

Registrant proposes that
this amendment will become
effective:
   60 days after filing
                           ---
   As of the filing date
                           ---
   As of February 1, 1996   X
        -----------------  ---
     Pursuant to Rule 485:
   paragraph (a)
                  ---
   paragraph (b)   X
                  ---

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933    X
                         ---

Post-Effective Amendment Number 18

and

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940    X
                                 ---

FORTIS TAX-FREE PORTFOLIOS, INC.
(Exact Name of Registrant as Specified in Charter)

500 Bielenberg Drive, Woodbury, Minnesota  55125
(Address of Principal Executive Offices)

Registrant's Telephone Number:  (612) 738-4000

Scott R. Plummer, Esq., Asst. Secretary (Same address as above)
(Name and Address of Agent for Service)

Copy to:

Michael J. Radmer, Esq.
Dorsey & Whitney P.L.L.P.
220 Sixth Street South
Minneapolis, MN  55402

Pursuant to Section 270.24f-2 of the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities under the Securities Act of 1933. The Rule 24f-2 Notice for the Registrant's most recent fiscal year was filed on November 24, 1995.

                        FORTIS TAX-FREE PORTFOLIOS, INC.
                       Registration Statement on Form N-1A
-------------------------------------------------------------------------------
                              CROSS REFERENCE SHEET
             Pursuant to Rule 495(a) and Instruction F1 of Form N-1A
-------------------------------------------------------------------------------
N-1A
ITEM NO.
PART A (PROSPECTUS)                          PROSPECTUS HEADING

1.  Cover Page...............................Cover Page (no caption)
2.  Synopsis (optional)......................(not included)
3.  Condensed Financial Information..........FINANCIAL HIGHLIGHTS
4.  General Description of Registrant........ORGANIZATION AND CLASSIFICATION
5.  Management of the Fund...................MANAGEMENT
6.  Capital Stock and Other Securities.......CAPITAL STOCK; SHAREHOLDER
                                             INQUIRIES; DIVIDENDS AND CAPITAL
                                              GAINS DISTRIBUTIONS; TAXATION
7.  Purchase of Securities Being Offered.....HOW TO BUY FUND SHARES
8.  Redemption or Repurchase.................REDEMPTION
9.  Pending Legal Proceedings................None


PART B (STATEMENT OF ADDITIONAL INFORMATION) STATEMENT OF ADDITIONAL INFORMATION
                                              HEADING

10.  Cover Page..............................Cover Page (no caption)
11.  Table of Contents.......................TABLE OF CONTENTS
12.  General Information and History.........ORGANIZATION AND CLASSIFICATION
13.  Investment Objectives and Policies......INVESTMENT OBJECTIVES AND POLICIES
14.  Management of the Fund..................DIRECTORS AND EXECUTIVE OFFICERS
15.  Control Persons and Principal
     Holders of Securities...................CAPITAL STOCK
16.  Investment Advisory and Other Services..INVESTMENT ADVISORY AND OTHER
                                             SERVICES
17.  Brokerage Allocation....................PORTFOLIO TRANSACTIONS AND
                                             ALLOCATION OF BROKERAGE
18.  Capital Stock and Other Securities......CAPITAL STOCK
19.  Purchase, Redemption, and Pricing of
     Securities Being Offered................COMPUTATION OF NET ASSET VALUE AND
                                             PRICING; SPECIAL PURCHASE PLANS;
                                             REDEMPTION
20.  Tax Status..............................TAXATION
21.  Underwriters............................UNDERWRITER
22.  Calculations of Performance Date........PERFORMANCE
23.  Financial Statements....................FINANCIAL STATEMENTS

                                     PART A
                                   PROSPECTUS

DATED FEBRUARY 1, 1996

MAILING ADDRESS:
P.O. Box 64284
St. Paul
Minnesota 55164

STREET ADDRESS:
500 Bielenberg Drive
Woodbury
Minnesota 55125

Telephone: (612) 738-4000
Toll Free: (800) 800-2638, Ext. 3012

-------------------------------------------------------
 FORTIS TAX-FREE
 PORTFOLIOS, INC.
 PROSPECTUS
(An income fund with three separate
investment portfolios investing primarily in securities generating tax-exempt interest)

------------------------------------------
National Portfolio
----------------------------------
Minnesota Portfolio
----------------------------------
New York Portfolio
----------------------------------

THIS PROSPECTUS CONCISELY SETS FORTH THE INFORMATION A PROSPECTIVE INVESTOR SHOULD KNOW ABOUT THE FUND BEFORE INVESTING. INVESTORS SHOULD RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. THE FUND HAS FILED A STATEMENT OF ADDITIONAL INFORMATION (ALSO DATED FEBRUARY 1, 1996) WITH THE SECURITIES AND EXCHANGE COMMISSION. THE STATEMENT OF ADDITIONAL INFORMATION IS AVAILABLE FREE OF CHARGE FROM FORTIS INVESTORS, INC. ("INVESTORS") AT THE ABOVE MAILING ADDRESS OF THE FUND, AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS IN ACCORDANCE WITH THE COMMISSION'S RULES.

SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FORTIS-REGISTERED TRADEMARK- and
Fortis-Registered Trademark- are
registered                                FORTIS
servicemarks of Fortis AMEV and Fortis    SOLID ANSWERS FOR A CHANGING
AG.                                       WORLD-REGISTERED TRADEMARK-

RISK FACTORS

An investment in any of the Portfolios involves certain risks. These include the following:

INTEREST RATE RISK. Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. Because the Portfolios invest in fixed-rate debt securities, they are subject to interest rate risk. In general, when interest rates rise, the value of a fixed-rate debt security declines. Conversely, when interest rates decline, the value of a fixed-rate debt security generally increases. Thus, shareholders in the Portfolios bear the risk that increases in market interest rates will cause the value of their Portfolio's investments to decline.

In general, the value of fixed-rate debt securities with longer maturities is more sensitive to changes in market interest rates than the value of such securities with shorter maturities. Thus, the net asset value of a Portfolio which invests in securities with longer weighted average maturities should be expected to have greater volatility in periods of changing market interest rates than that of a Portfolio which invests in securities with shorter weighted average maturities.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will fail to make payments on the security when due. Because the Portfolios invest in debt securities, they are subject to credit risk.

The ratings and certain other requirements which apply to the Portfolios' permitted investments, as described elsewhere in this Prospectus, are intended to limit the amount of credit risk undertaken by the Portfolios. Nevertheless, shareholders in the Portfolios bear the risk that payment defaults could cause the value of their Portfolio's investments to decline.

CALL RISK. Many municipal bonds may be redeemed at the option of the issuer ("called") at a specified price prior to their stated maturity date. In general, it is advantageous for an issuer to call its bonds if they can be refinanced through the issuance of new bonds which bear a lower interest rate than that of the called bonds. Call risk is the risk that bonds will be called during a period of declining market interest rates so that such refinancings may take place.

If a bond held by a Portfolio is called during a period of declining interest rates, the Portfolio probably will have to reinvest the proceeds received by it at a lower interest rate than that borne by the called bond, thus resulting in a decrease in the Portfolio's income. To the extent that the Portfolios invest in callable bonds, Portfolio shareholders bear the risk that reductions in income will result from the call of bonds.

STATE AND LOCAL POLITICAL AND ECONOMIC CONDITIONS. The value of municipal obligations owned by the Funds may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect tax-exempt obligations include a change in the local, state or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer's ability to increase taxes and other developments generally affecting the revenues of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services).

OTHER. Investors also should review "Investment Objectives and Policies" for information concerning risks associated with certain investment techniques which may be utilized by the Funds. In addition, investors in the Minnesota Portfolio should note that the 1995 Minnesota Legislature enacted a statement of intent specifying certain circumstances under which interest on the Minnesota municipal obligations held by the Fund might become taxable for Minnesota state income tax purposes. See "Taxation--Minnesota Income Taxation."

SUMMARY OF INVESTMENT OBJECTIVES

Fortis Tax-Free Portfolios, Inc. (the "Fund") is a mutual fund comprised of three separate investment portfolios (the "Portfolios"), each of which invests primarily in securities yielding interest that is exempt from Federal income taxes, and each of which is, for investment purposes, in effect a separate fund with its own investment policies. A separate series of capital stock is issued for each Portfolio.

The "National Portfolio" will invest primarily in debt obligations which generate interest income that is exempt from Federal income tax. These debt obligations will include securities of states, territories, and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, and instrumentalities.

The "Minnesota Portfolio" will invest primarily in debt obligations which generate interest income that is exempt from both Federal income tax and State of Minnesota income tax and which are issued by the State of Minnesota, its agencies, instrumentalities, and political subdivisions.

The "New York Portfolio" will invest primarily in debt obligations which generate interest income that is exempt from Federal income tax, State of New York income tax, and City of New York income tax. These debt obligations include securities issued by the State of New York, its agencies, instrumentalities, and political subdivisions.

The Fund's shares are of five classes (A, B, H, C, and E), each with different sales arrangements and expenses.

TABLE OF CONTENTS

                                                                            PAGE
Risk Factors..............................................................     2
Summary of Investment Objectives..........................................     2
Class Shares..............................................................     3
Summary of Fund Expenses..................................................     4
Financial Highlights......................................................     5
Organization and Classification...........................................     8
Investment Objectives and Policies........................................     8
    - Tax Exempt Bonds....................................................     9
    - Miscellaneous Investment Practices..................................    10
Management................................................................    11
    - Board of Directors..................................................    11
    - The Investment Adviser/Transfer Agent/ Dividend Agent...............    11
    - The Underwriter and Distribution Expenses...........................    11
    - Fund Expenses.......................................................    12
    - Brokerage Allocation................................................    12
Valuation of Securities...................................................    12
Capital Stock.............................................................    13
Dividends and Capital Gains Distributions.................................    13
Taxation..................................................................    13
    - Federal Income Taxation.............................................    13
    - Minnesota Income Taxation...........................................    14
    - New York Income Taxation............................................    14
How To Buy Fund Shares....................................................    14
    - General Purchase Information........................................    14
    - Alternative Purchase Arrangements...................................    15
    - Class A and E Shares--Initial Sales Charge Alternative..............    15
    - Class B and H Shares--Contingent Deferred Sales Charge
        Alternatives......................................................    17
    - Class C Shares--Level Sales Charge Alternative......................    17
Redemption................................................................    18
    - Contingent Deferred Sales Charge....................................    19
Shareholder Inquiries.....................................................    20
Appendix..................................................................    20
Account Application.......................................................    23
ACH Authorization Agreement...............................................    26

No broker-dealer, sales representative, or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and if given or made, such information or representations must not be relied upon as having been authorized by the Fund or Investors. This Prospectus does not constitute an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

CLASS SHARES

The Fund offers investors the choice of five classes of shares with different sales charges and expenses. These alternatives permit choosing the most beneficial method of purchasing shares given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances.

CLASS A AND E SHARES. Generally, an investor who purchases Class A and E shares pays a sales charge at the time of purchase. As a result, Class A and E shares are not subject to any charges when they are redeemed (except for sales at net asset value in excess of $1 million which may be subject to a contingent deferred sales charge). The initial sales charge may be reduced or waived for certain purchases. Class A shares are also subject to an annual Rule 12b-1 fee of .25% of average daily net assets attributable to Class A shares. This fee is lower than the other classes having Rule 12b-1 fees (all but Class E) and therefore Class A shares have lower expenses and pay higher dividends. See "How to Buy Fund Shares--Class A Shares." Class E shares are not subject to a Rule 12b-1 fee and therefore have the lowest expenses and pay the highest dividends, but are only available to investors who were shareholders on November 13, 1994.

CLASS B AND H SHARES. The only difference between Class B and H shares is the percentage of dealer concession paid to dealers. This difference does not in any way affect the charges on an investor's shares. Class B and H shares both are sold without an initial sales charge, but are subject to a contingent deferred sales charge of 4% if redeemed within two years of purchase, with declining charges for redemptions thereafter up to six years after purchase. Class B and H shares are also subject to a higher annual Rule 12b-1 fee than Class A or E shares--1.00% of the Fund's average daily net assets attributable to Class B or H shares, as applicable. However, after eight years, Class B and H shares automatically will be converted to Class A shares at no charge to the investor, resulting in a lower Rule 12b-1 fee thereafter. Class B and H shares provide the benefit of putting all dollars to work from the time of investment, but will have a higher expense ratio and pay lower dividends than Class A and E shares due to the higher Rule 12b-1 fee and other class specific expenses. See "How to Buy Fund Shares--Class B and H Shares."

CLASS C SHARES. As with Class B and H shares, Class C shares: 1) are sold without an initial sales charge, but are subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase; 2) are subject to the higher annual Rule 12b-1 fee of 1.00% of the Fund's average daily net assets attributable to Class C shares; and 3) provide the benefit of putting all dollars to work from the time of investment, but will have a higher expense ratio and pay lower dividends than Class A or E shares due to the higher Rule 12b-1 fee and other class specific expenses. While Class C shares, unlike Classes B and H, do not convert to Class A shares, they are subject to a lower contingent deferred sales charge than Class B or H shares and do not have to be held for as long a time to avoid paying the contingent deferred sales charge. See "How to Buy Fund Shares-- Class C Shares."

IN SELECTING A PURCHASE  ALTERNATIVE, YOU SHOULD  CONSIDER, AMONG OTHER  THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and Rule 12b-1 fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge--if you are exempt from the sales charge, you must invest in Class A shares, (4) the various exchange privileges among the different classes of shares and (5) the fact that Class B and H shares automatically convert to Class A shares eight years after purchase.

SUMMARY OF FUND EXPENSES
The   Portfolios'  front-end  and  asset-based  sales  charges  are  within  the limitations imposed by the NASD. Such charges are shown below:

SHAREHOLDER TRANSACTION EXPENSES

 MAXIMUM SALES CHARGE IMPOSED ON PURCHASES      NATIONAL       MINNESOTA        NEW YORK
    (AS A PERCENTAGE OF OFFERING PRICE)         PORTFOLIO      PORTFOLIO       PORTFOLIO
--------------------------------------------  -------------  --------------  --------------
Class A Shares..............................         4.5%*          4.5%*           4.5%*
Class B and H Shares........................        0.00%**        0.00%**         0.00%**
Class C Shares..............................        0.00%**        0.00%**         0.00%**
Class E Shares..............................         4.5%           4.5%            4.5%

    MAXIMUM DEFERRED SALES CHARGE (AS A
  PERCENTAGE OF ORIGINAL PURCHASE PRICE OR       NATIONAL        MINNESOTA        NEW YORK
    REDEMPTION PROCEEDS, AS APPLICABLE)         PORTFOLIO        PORTFOLIO        PORTFOLIO
--------------------------------------------  --------------  ---------------  ---------------
Class A Shares..............................            ***             ***              ***
Class B and H Shares........................         4.0%            4.0%             4.0%
Class C Shares..............................         1.0%            1.0%             1.0%
Class E Shares..............................            ***             ***              ***

  *SINCE THE  PORTFOLIOS  ALSO  PAY  AN  ASSET  BASED  SALES  CHARGE,  LONG-TERM
   SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED BY NASD RULES.
 **CLASS B, H AND C SHARES ARE SOLD WITHOUT A FRONT END SALES CHARGE, BUT  THEIR
   CONTINGENT DEFERRED SALES CHARGE AND RULE 12B-1 FEES MAY CAUSE LONG-TERM SHAREHOLDERS TO PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM PERMITTED FRONT END SALES CHARGES.
***A CONTINGENT DEFERRED SALES CHARGE OF 1.00% IS IMPOSED ON CERTAIN REDEMPTIONS
   OF CLASS A AND E SHARES THAT WERE PURCHASED WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE. SEE "HOW TO BUY PORTFOLIO SHARES--CLASS A AND E SHARES."

ANNUAL PORTFOLIO OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)

                                                               NATIONAL PORTFOLIO
                                             ------------------------------------------------------
                                               CLASS A     CLASS B AND     CLASS C       CLASS E
                                                SHARES       H SHARES       SHARES        SHARES
                                             ------------  ------------  ------------  ------------
Management Fees............................         .77%          .77%          .77%          .77%
12b-1 Fees.................................         .25%         1.00%         1.00%        --
Other Expenses.............................         .26%          .26%          .26%          .26%
                                                    ---           ---           ---           ---
  TOTAL PORTFOLIO OPERATING EXPENSES.......        1.28%         2.03%         2.03%         1.03%

                                                              MINNESOTA PORTFOLIO
                                             ------------------------------------------------------
                                               CLASS A     CLASS B AND     CLASS C       CLASS E
                                                SHARES       H SHARES       SHARES        SHARES
                                             ------------  ------------  ------------  ------------
Management Fees............................         .72%          .72%          .72%          .72%
12b-1 Fees.................................         .25%         1.00%         1.00%        --
Other Expenses.............................         .26%          .26%          .26%          .26%
                                                    ---           ---           ---           ---
  TOTAL PORTFOLIO OPERATING EXPENSES.......        1.23%         1.98%         1.98%          .98%

                                                               NEW YORK PORTFOLIO
                                             ------------------------------------------------------
                                               CLASS A     CLASS B AND     CLASS C       CLASS E
                                                SHARES       H SHARES       SHARES        SHARES
                                             ------------  ------------  ------------  ------------
Management Fees............................         .80%          .80%          .80%          .80%
12b-1 Fees.................................         .25%         1.00%         1.00%        --
Other Expenses.............................         .29%          .29%          .29%          .29%
                                                    ---           ---           ---           ---
  TOTAL PORTFOLIO OPERATING EXPENSES AFTER
   EXPENSE REIMBURSEMENT*..................        1.34%         2.09%         2.09%         1.09%

*SEE  "MANAGEMENT --  FUND EXPENSES" FOR  A DISCUSSION  OF VOLUNTARY LIMITATIONS
 UPON TOTAL OPERATING EXPENSES FOR THE NEW YORK PORTFOLIO. IF THE VOLUNTARY EXPENSE LIMITATION OF 1.09% OF AVERAGE NET ASSETS HAD NOT BEEN IN PLACE FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1995, THE PORTFOLIO'S EXPENSES FOR CLASS A, B, H, C AND E SHARES WOULD HAVE BEEN 1.85%, 2.60%, 2.60%, 2.60% AND 1.60% OF AVERAGE NET ASSETS RESPECTIVELY.
The purpose of these tables is to assist the investor in understanding the various costs and expenses that an investor in the Portfolio will bear, whether directly or indirectly. For a more complete description of the various costs and expenses, see "Management" and "How to Buy Portfolio Shares."

EXAMPLE

You would pay the following expenses on a $1,000 investment over various time periods assuming: (1) 5% annual return; and (2) redemption at the end of each time period. This example includes conversion of Class B and H shares to Class A shares after eight years and a waiver of deferred sales charges on Class B and H shares of 10% of the amount invested. See "Contingent Deferred Sales Charge--Class B, H, and C Shares."

                                                      NATIONAL PORTFOLIO
                                             -------------------------------------
                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                             ------   -------   -------   --------
Class A Shares.............................  $  57    $   84    $  112    $   193
Class B and H Shares.......................  $  57    $   91    $  127    $   217
Class C Shares.............................  $  31    $   64    $  109    $   236
Class E Shares.............................  $  55    $   76    $   99    $   165

                                                      MINNESOTA PORTFOLIO
                                             -------------------------------------
                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                             ------   -------   -------   --------
Class A Shares.............................  $  57    $   82    $  110    $   187
Class B and H Shares.......................  $  56    $   89    $  125    $   211
Class C Shares.............................  $  30    $   62    $  107    $   231
Class E Shares.............................  $  55    $   75    $   97    $   160

                                                      NEW YORK PORTFOLIO
                                             -------------------------------------
                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                             ------   -------   -------   --------
Class A Shares.............................  $  58    $   86    $  115    $   199
Class B and H Shares.......................  $  57    $   92    $  130    $   223
Class C Shares.............................  $  31    $   65    $  112    $   242
Class E Shares.............................  $  56    $   78    $  102    $   172

Assuming no redemption, the Class B, H, and C expenses on the same investment would be as follows:

                                                      NATIONAL PORTFOLIO
                                             -------------------------------------
                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                             ------   -------   -------   --------
Class B and H Shares.......................  $  21    $   64    $  109    $   217
Class C Shares.............................  $  21    $   64    $  109    $   236

                                                      MINNESOTA PORTFOLIO
                                             -------------------------------------
                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                             ------   -------   -------   --------
Class B and H Shares.......................  $  20    $   62    $  107    $   211
Class C Shares.............................  $  20    $   62    $  107    $   231

                                                      NEW YORK PORTFOLIO
                                             -------------------------------------
                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                             ------   -------   -------   --------
Class B and H Shares.......................  $  21    $   65    $  112    $   223
Class C Shares.............................  $  21    $   65    $  112    $   242

The above example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

The information below has been derived from audited financial statements (except for the period from January 1, 1986 to March 16, 1986), and should be read in conjunction with the financial statements of the Fund and independent auditors' report of KPMG Peat Marwick LLP found in the Fund's 1995 Annual Report to Shareholders, which may be obtained without charge.

-----------------------------------------------------------------------------------------------------------------------
NATIONAL PORTFOLIO -- CLASS E SHARES
-------------------------------------------------------                                                     SIX-MONTH
                                           YEAR ENDED      THREE-MONTH              YEAR ENDED             PERIOD ENDED
                                          SEPTEMBER 30,   PERIOD ENDED               JUNE 30,                JUNE 30,
                                          -------------   SEPTEMBER 30,   ------------------------------   ------------
                                              1995           1994***        1994       1993       1992       1991***
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....        $10.38         $10.46      $11.13     $10.54      $9.99          $9.82
-----------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income -- net..............           .58            .15         .60        .63        .66            .32
  Net realized and unrealized gains
   (losses) on investments..............           .36          (.09)       (.64)        .59        .55            .17
-----------------------------------------------------------------------------------------------------------------------
    Total from operations...............           .94            .06       (.04)       1.22       1.21           0.49
-----------------------------------------------------------------------------------------------------------------------
Distribution to shareholders:
  From investment income -- net.........         (.59)          (.14)       (.59)       (.62)      (.66)          (.32)
  From realized gains...................         (.01)        --            (.04)      --         --           --
  Excess distribution of net investment
   income...............................       --             --            --          (.01)     --           --
-----------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders.....          (.60)          (.14)       (.63)      (.63)      (.66)          (.32)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period..........        $10.72         $10.38      $10.46     $11.13     $10.54          $9.99
-----------------------------------------------------------------------------------------------------------------------
Total Return**..........................          9.30%           .59%      (0.49%)    11.99%     12.46%          5.09%
Net assets at end of period (000's
 omitted)...............................       $70,531        $74,877     $76,746     70,754     54,189         43,707
Ratio of expenses to average daily net
 assets.................................          1.03%           .87%*       .87%       .94%       .92%           .95%*
Ratio of net investment income to
 average daily net assets...............          5.54%          5.74%*      5.38%      5.80%      6.40%          6.58%*
Portfolio turnover rate.................            35%            17%         25%        29%        38%            25%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

----------------------------------------
NATIONAL PORTFOLIO -- CLASS E SHARES                                                        FOR PERIOD      FOR PERIOD

----------------------------------------                                                       FROM            FROM

                                                            YEAR ENDED                       MARCH 17,      JANUARY 1,

                                                           DECEMBER 31,                       1986 TO         1986 TO

                                          ----------------------------------------------   DECEMBER 31,      MARCH 16,

                                              1990          1989       1988       1987         1986+           1986

----------------------------------------
Net asset value, beginning of period....         $9.98      $9.85      $9.64     $10.31          $10.00           $1.00

----------------------------------------
Operations:
  Investment income -- net..............           .66        .72        .72        .69             .46             .03

  Net realized and unrealized gains
   (losses) on investments..............          (.15)       .13        .21       (.58)            .27         --

----------------------------------------
    Total from operations...............          0.51       0.85       0.93        .11             .73             .03

----------------------------------------
Distribution to shareholders:
  From investment income -- net.........          (.67)      (.72)      (.72)      (.74)           (.42)           (.03)

  From realized gains...................       --           --         --          (.04)        --              --

  Excess distribution of net investment
   income...............................       --           --         --         --            --              --

----------------------------------------
Total distributions to shareholders.....          (.67)      (.72)      (.72)      (.78)           (.42)           (.03)

----------------------------------------
Net asset value, end of period..........         $9.82      $9.98      $9.85      $9.64          $10.31           $1.00

----------------------------------------
Total Return**..........................          5.33%      8.94%      9.98%      1.20%           9.43%*          5.83%*

Net assets at end of period (000's
 omitted)...............................        41,041     36,874     28,985     18,895           8,018             156

Ratio of expenses to average daily net
 assets.................................           .95%       .94%      1.09%      1.16%           1.00%*          1.39%*

Ratio of net investment income to
 average daily net assets...............          6.71%      6.99%      7.17%      7.29%           7.01%*          5.67%*

Portfolio turnover rate.................            90%        86%       120%        98%             87%            N/A

----------------------------------------
----------------------------------------

                                                                         TEN AND ONE-HALF MONTH PERIOD FROM
                                                                    NOVEMBER 14, 1994 THROUGH SEPTEMBER 30, 1995
NATIONAL PORTFOLIO                                            ---------------------------------------------------------
-----------------------------------------------------------------------
                                                               CLASS A         CLASS B         CLASS H         CLASS C
                                                               SHARES          SHARES          SHARES          SHARES
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................  $   9.79        $   9.79        $   9.79        $   9.79
-----------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income -- net..................................       .49             .42             .43             .43
  Net realized and unrealized gains (losses) on
   investments..............................................       .94             .93             .93             .92
-----------------------------------------------------------------------------------------------------------------------
Total from operations.......................................      1.43            1.35            1.36            1.35
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income -- net.............................      (.50)           (.43)           (.43)           (.43)
  From net realized gains...................................      (.01)           (.01)           (.01)           (.01)
-----------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders.........................      (.51)           (.44)           (.44)           (.44)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period..............................  $  10.71        $  10.70        $  10.71        $  10.70
-----------------------------------------------------------------------------------------------------------------------
Total Return**..............................................     14.80%          13.96%          14.06%          13.95%
Net assets at end of period (000's omitted).................    $1,807            $668          $1,757            $106
Ratio of expenses to average daily net assets...............      1.28%*          2.03%*          2.03%*          2.03%*
Ratio of net investment income to average daily net
 assets.....................................................      5.03%*          4.04%*          4.24%*          4.14%*
Portfolio turnover rate.....................................        35%****         35%****         35%****         35%****
-----------------------------------------------------------------------------------------------------------------------

   * Annualized
  ** These are the Portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
 *** Effective September 30, 1994, the Portfolio changed its fiscal accounting year end to September 30. Previously, the fiscal year end was June 30 and prior to June, 1991, it was December 31.
   + Prior to March 17, 1986, the Portfolio was a money market fund, and because the money market fund was changed into a two-portfolio series on that date, both the then-existing National and Minnesota Portfolios reflect the money market fund's historical results and should not be aggregated.
****For the period ended September 30, 1995. Portfolio turnover computed at the fund level.

------------------------------------------------------------------------------------------------------------------------
MINNESOTA PORTFOLIO -- CLASS E SHARES
-----------------------------------------------------------------------                                      SIX-MONTH
                                           YEAR ENDED      THREE-MONTH              YEAR ENDED             PERIOD ENDED
                                          SEPTEMBER 30,   PERIOD ENDED               JUNE 30,                JUNE 30,
                                          -------------   SEPTEMBER 30,   ------------------------------   -------------
                                              1995           1994***        1994       1993       1992        1991***
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....        $10.08          $10.15     $10.65     $10.16      $9.78           $9.68
------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income -- net..............           .57             .15        .59        .61        .64             .31
  Net realized and unrealized gains
   (losses) on investments..............           .24            (.08)      (.51)       .49        .38             .11
------------------------------------------------------------------------------------------------------------------------
    Total from operations...............           .81             .07        .08       1.10       1.02             .42
------------------------------------------------------------------------------------------------------------------------
Distribution to shareholders:
  From investment income -- net.........          (.57)           (.14)      (.58)      (.61)      (.64)           (.32)
  From realized gains...................       --              --           --          --         --           --
------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders.....          (.57)           (.14)      (.58)      (.61)      (.64)           (.32)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period..........        $10.32          $10.08     $10.15     $10.65     $10.16           $9.78
------------------------------------------------------------------------------------------------------------------------
Total Return**..........................          8.35%            .72%       .64%     11.17%     10.71%           4.36%
Net assets end of period (000s
 omitted)...............................       $52,603         $54,560    $54,854     52,271     38,586          29,449
Ratio of expenses to average daily net
 assets.................................           .98%            .85%*      .85%       .89%       .90%            .97%*
Ratio of net investment income to
 average daily net assets...............          5.60%           5.69%*     5.51%      5.82%      6.37%           6.47%*
Portfolio turnover rate.................            27%              8%        11%        17%        10%              8%

----------------------------------------
MINNESOTA PORTFOLIO -- CLASS E SHARES                                                     FROM            FROM
----------------------------------------                                                MARCH 17,      JANUARY 1,
                                                         YEAR ENDED                       1986            1986
                                                        DECEMBER 31,                       TO              TO
                                          -----------------------------------------   DECEMBER 31,      MARCH 16,
                                            1990       1989       1988       1987         1986+           1986
----------------------------------------
Net asset value, beginning of period....    $9.73      $9.65      $9.46     $10.23          $10.00           $1.00
----------------------------------------
Operations:
  Investment income -- net..............      .63        .68        .68        .66             .47             .03
  Net realized and unrealized gains
   (losses) on investments..............     (.05)       .08        .20       (.73)            .18         --
----------------------------------------
    Total from operations...............      .58        .76        .88       (.07)            .65             .03
----------------------------------------
Distribution to shareholders:
  From investment income -- net.........     (.63)      (.68)      (.69)      (.70)           (.42)           (.03)
  From realized gains...................     --         --         --         --           --              --
----------------------------------------
Total distributions to shareholders.....     (.63)      (.68)      (.69)      (.70)           (.42)           (.03)
----------------------------------------
Net asset value, end of period..........    $9.68      $9.73      $9.65      $9.46          $10.23           $1.00
----------------------------------------
Total Return**..........................     6.20%      8.19%      9.60%      (.57)%          8.38%*          5.83%*
Net assets end of period (000s
 omitted)...............................   26,481     24,720     15,909      9,007           3,405             157
Ratio of expenses to average daily net
 assets.................................      .98%       .98%      1.00%      1.00%           1.00%*          1.39%*
Ratio of net investment income to
 average daily net assets...............     6.56%      6.70%      6.63%      7.13%           6.83%*          5.67%*
Portfolio turnover rate.................       63%        36%        61%        78%             47%            N/A

-----------------------------------------------------------------------------------------------------------------------
                                                                         TEN AND ONE-HALF MONTH PERIOD FROM
                                                                    NOVEMBER 14, 1994 THROUGH SEPTEMBER 30, 1995
MINNESOTA PORTFOLIO                                           ---------------------------------------------------------
-----------------------------------------------------------------------
                                                               CLASS A         CLASS B         CLASS H         CLASS C
                                                               SHARES          SHARES          SHARES          SHARES
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................     $9.55           $9.55           $9.55           $9.55
-----------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income -- net..................................       .48             .41             .41             .42
  Net realized and unrealized gains (losses) on
   investments..............................................       .76             .73             .76             .75
-----------------------------------------------------------------------------------------------------------------------
Total from operations.......................................      1.24            1.14            1.17            1.17
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income -- net.............................      (.49)           (.42)           (.42)           (.42)
  From net realized gains...................................     --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders.........................      (.49)           (.42)           (.42)           (.42)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period..............................    $10.30          $10.27          $10.30          $10.30
-----------------------------------------------------------------------------------------------------------------------
Total Return**..............................................     13.15%          12.10%          12.42%          12.31%
Net assets at end of period (000's omitted).................      $884            $180            $638            $143
Ratio of expenses to average daily net assets...............      1.23%*          1.98%*          1.98%*          1.98%*
Ratio of net investment income to average daily net
 assets.....................................................      5.10%*          4.37%*          4.29%*          4.28%*
Portfolio turnover rate.....................................        27%****         27%****         27%****         27%****
-----------------------------------------------------------------------------------------------------------------------

   * Annualized.
  ** These are the Portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
 *** Effective September 30, 1994, the Portfolio changed its fiscal accounting year end to September 30. Previously, the fiscal year end was June 30 and prior to June, 1991, it was December 31.
   + Prior to March 17, 1986, the Portfolio was a money market fund, and because the money market fund was changed into a two-portfolio series on that date, both the then-existing National and Minnesota Portfolios reflect the money market fund's historical results and should not be aggregated.
****For the period ended September 30, 1995. Portfolio turnover computed at the fund level.

---------------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED      THREE-MONTH              YEAR ENDED
                                                                   SEPTEMBER 30,   PERIOD ENDED               JUNE 30,
                                                                   -------------   SEPTEMBER 30,   ------------------------------
NEW YORK PORTFOLIO--CLASS E SHARES                                     1995           1994***        1994       1993       1992
-----------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.............................        $10.74          $10.81     $11.51     $11.03     $10.57
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income -- net.......................................           .61             .15        .62        .65        .66
  Net realized and unrealized gains (losses) on investments......           .15            (.06)      (.54)       .65        .62
---------------------------------------------------------------------------------------------------------------------------------
    Total from operations........................................           .76             .09        .08       1.30       1.28
---------------------------------------------------------------------------------------------------------------------------------
Distribution to shareholders:
  From investment income -- net..................................          (.61)           (.16)      (.62)      (.65)      (.66)
  Excess distribution of net investment income...................       --              --           --          (.01)     --
  From realized gains............................................          (.02)        --            (.16)      (.16)      (.16)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders..............................          (.63)           (.16)      (.78)      (.82)      (.82)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period...................................        $10.87          $10.74     $10.81     $11.51     $11.03
---------------------------------------------------------------------------------------------------------------------------------
Total Return @...................................................          7.31%            .79%       .63%     12.19%     12.53%
Net assets end of period (000s omitted)..........................       $11,882         $12,797    $12,851     13,915     14,943
Ratio of expenses to average daily net assets (a)................          1.09%           1.09%**     .99%       .99%      1.00%
Ratio of net investment income to average daily net assets (a)...          5.69%           5.74%**    5.55%      5.74%      6.15%
Portfolio turnover rate..........................................            10%              0%         4%        17%        19%

-----------------------------------------------------------------
                                                                    NINE-MONTH
                                                                   PERIOD ENDED              YEAR ENDED
                                                                     JUNE 30,              SEPTEMBER 30,
                                                                   -------------   ------------------------------
NEW YORK PORTFOLIO--CLASS E SHARES                                     1991                     1989      1988*
-----------------------------------------------------------------
                                                                                     1990
-----------------------------------------------------------------
Net asset value, beginning of period.............................        $10.27     $10.50     $10.30     $10.00
-----------------------------------------------------------------
Operations:
  Investment income -- net.......................................           .48        .67        .72        .64
  Net realized and unrealized gains (losses) on investments......           .30       (.22)       .20        .30
-----------------------------------------------------------------
    Total from operations........................................           .78        .45        .92        .94
-----------------------------------------------------------------
Distribution to shareholders:
  From investment income -- net..................................          (.48)      (.67)      (.72)      (.64)
  Excess distribution of net investment income...................       --           --         --         --
  From realized gains............................................       --            (.01)     --         --
-----------------------------------------------------------------
Total distributions to shareholders..............................          (.48)      (.68)      (.72)      (.64)
-----------------------------------------------------------------
Net asset value, end of period...................................        $10.57     $10.27     $10.50     $10.30
-----------------------------------------------------------------
Total Return @...................................................          5.49%      4.44%      9.21%     10.09%**
Net assets end of period (000s omitted)..........................        15,952     27,065     23,069      9,260
Ratio of expenses to average daily net assets (a)................          1.23%**    1.09%       .60%       .45%**
Ratio of net investment income to average daily net assets (a)...          6.08%**    6.35%      6.75%      6.87%**
Portfolio turnover rate..........................................            18%        31%        11%        18%

-----------------------------------------------------------------------------------------------------------------------
                                                               CLASS A         CLASS B         CLASS H         CLASS C
NEW YORK PORTFOLIO                                             SHARES+         SHARES+        SHARES+++       SHARES++
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................    $10.34          $10.34          $10.89          $10.79

-----------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income -- net..................................       .50             .43             .16             .21
  Net realized and unrealized gains (losses) on
   investments..............................................       .57             .54            (.05)            .06
-----------------------------------------------------------------------------------------------------------------------
Total from operations.......................................      1.07             .97             .11             .27
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income -- net.............................      (.52)           (.45)           (.17)           (.21)
  From net realized gains...................................      (.02)           (.02)          --              --
-----------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders.........................      (.54)           (.47)           (.17)           (.21)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period..............................  $  10.87        $  10.84        $  10.83        $  10.85
-----------------------------------------------------------------------------------------------------------------------
Total Return@...............................................     10.51%           9.46%           1.00%           2.54%
Net assets at end of period (000's omitted).................       $49            $194             $72             $51
Ratio of expenses to average daily net assets (a)...........      1.34%**         2.09%**         2.09%**         2.09%**
Ratio of net investment income to average daily net assets
 (a)........................................................      5.41%**         4.68%**         4.36%**         4.44%**
Portfolio turnover rate.....................................        10%****         10%****         10%****         10%****
-----------------------------------------------------------------------------------------------------------------------

 (a) Fortis Advisers, Inc., the Fund's investment adviser, has voluntarily undertaken to limit annual expenses for New York Portfolio (exclusive of interest, taxes, brokerage commissions, 12b-1 fees and non-recurring extraordinary charges and expenses) to 1.09% of average net assets. From June 1, 1993 to June 30, 1994, Advisers agreed to limit expenses to .99% of average net assets. Prior to June 1, 1993, Advisers agreed to limit expenses to 1.00% of average net assets. Prior to June 1, 1991 Empire of American Advisory Services, Inc., the previous advisor of the Portfolio, and Empire National Securities, Incorporated, the previous distributor of the Portfolio, each agreed to waive a portion of its fees or reimburse the Portfolio for certain operating expenses. For each of the periods presented, had the waivers and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.60% and 5.18% for class E, 1.85% and 4.90% for class A, 2.60% and 4.17% for class B, 2.60% and 3.93% for class C, 2.60% and 3.85% for class H, for the year ending September 30, 1995; 1.09% and 5.45% for the year ended June 30, 1994; 1.05% and 5.68% for the year ended June 30, 1993; 1.26% and 5.89% for the year ended June 30, 1992; and 1.48% and 5.83% for the nine-month period ended June 30, 1991; 1.49% and 5.95% for the year ended September 30, 1990; 1.70% and 5.65% for the year ended September 30, 1989; and 2.04% and 5.28%, for the period from November 6, 1987 (Commencement of Operations) to September 30, 1988.

   * For the period November 6, 1987 (commencement of operations) to September 30, 1988.

  **  Annualized.

 *** Effective September 30, 1994, the Portfolio changed its fiscal accounting year end to September 30. Previously, the fiscal year end was June 30 and prior to June, 1991, it was September 30.

  @ These are the Portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charges.

**** For the period ended September 30, 1995. Portfolio turnover computed at the fund level.

   + For the period from November 14, 1994 (commencement of operations) to September 30, 1995.

  ++ For the period from April 26, 1995 (date of first investment) to September 30, 1995.

 +++ For the period from May 31, 1995 (date of first investment) to September 30, 1995.

The Portfolios may advertise their "cumulative total return," "average annual total return," "systematic investment plan cumulative total return," and "systematic investment plan average annual total return," and may compare such figures to recognized indices. Performance figures are calculated separately for each class of shares, and figures for each class will be presented. The Portfolios may advertise their "yield." When they advertise yield, they will also advertise "average annual total return" for the most recent one, five, and ten year periods, along with other performance data. The Portfolios also may advertise their "tax equivalent yield" where yield and total return are advertised. The Portfolios may advertise relative performance as compiled by outside organizations such as Lipper Analytical or Wiesenberger, or refer to publications which have mentioned the Fund, Advisers, or their personnel, and also may advertise other performance items as set forth in the Statement of Additional Information. The performance discussion required by the Securities and Exchange Commission is found in the Fund's Annual Report to Shareholders and will be made available without charge upon request.

ORGANIZATION AND CLASSIFICATION

The Fund was incorporated under Minnesota law in 1982, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") as an "open-end management investment company".

The Fund is comprised of three separate investment portfolios (the "Portfolios")--the National Portfolio, the Minnesota Portfolio, and the New York Portfolio. While the Minnesota and National Portfolios are classified as diversified investment companies under the 1940 Act, the New York Portfolio is classified as a non-diversified investment company. Each Portfolio is, for investment purposes, in effect a separate investment fund. A separate series of capital stock is issued for each Portfolio. Each share of capital stock issued with respect to a Portfolio has a pro-rata interest in the assets of that Portfolio and has no interest in the assets of any other Portfolio. Each Portfolio bears its own liabilities and also its proportionate share of the general liabilities of the Fund. In other respects, however, the Fund is treated as one entity.

Effective with the close of business on May 31, 1991, the New York Portfolio, acquired the assets and assumed all identified liabilities of the Pathfinder Heritage New York Tax-Free Income Fund (Pathfinder) in a tax-free exchange by issuing new shares. Since New York Portfolio had no assets or liabilities prior to the acquisition, the Portfolio has retained the financial history of Pathfinder for financial reporting and income tax purposes.

INVESTMENT OBJECTIVES AND POLICIES

The Fund currently is comprised of three separate investment portfolios, each with its own investment goals, policies, and investment restrictions. The investment objective of the National Portfolio is to seek as high a level of current income exempt from federal income tax as is believed to be consistent with the preservation of capital. The National Portfolio will invest primarily in securities of states, territories, and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, and instrumentalities. The investment objective of the Minnesota Portfolio is to seek as high a level of current income exempt from both federal and Minnesota income tax as is believed to be consistent with the preservation of capital. The Minnesota Portfolio will invest primarily in securities which are issued by the State of Minnesota, its agencies, instrumentalities, and political subdivisions. The investment objective of the New York Portfolio is to seek as high a level of current income exempt from federal, New York State, and New York City income tax as is believed to be consistent with the preservation of capital. The New York Portfolio will invest primarily in securities which are issued by the State of New York, its agencies, instrumentalities, and political subdivisions. There is no assurance that the investment objectives of any Portfolio will be achieved. The investment objectives of the Portfolios and, except as otherwise noted, their investment policies, could be changed without shareholder approval. Any change in a Portfolio's investment objective may result in the Portfolio having an investment objective which is different from that which an investor deemed appropriate to his or her objectives at the time of investment.

The Portfolios will seek to achieve their investment objectives by investing primarily in Tax Exempt Bonds. For purposes of the National Portfolio, "Tax Exempt Bonds" means any debt obligation generating interest income that is exempt, in the opinion of bond counsel, from federal income tax. For purposes of the Minnesota Portfolio, "Tax Exempt Bonds" means any debt obligation generating interest income that, in the opinion of bond counsel, is not includable in gross income for Federal income tax purposes or in taxable net income of individuals, estates, and trusts for Minnesota income tax purposes. For purposes of the New York Portfolio, "Tax Exempt Bonds" means any debt obligation generating interest income that, in the opinion of bond counsel, is not includable in gross income for Federal income tax purposes or in taxable net income of individuals, estates, and trusts for New York income tax purposes.

As policies which may not be changed without shareholder approval, except for defensive purposes: the National Portfolio will invest at least 80% of its net assets in securities that generate interest that is not includable in gross income for federal income tax purposes and is not an item of tax preference for purposes of the federal alternative minimum tax; the Minnesota Portfolio will invest at least 80% of its net assets in securities that generate interest that is not includable in federal gross income or in taxable net income of individuals, estates, and trusts for Minnesota Income Tax purposes and is not an item of tax preference for purposes of the Federal or State of Minnesota alternative minimum tax. (Ninety-five percent or more of the exempt-interest dividends paid by the Minnesota Portfolio will be derived from interest income on obligations of the State of Minnesota or its political or governmental subdivisions, municipalities, governmental agencies or instrumentalities.); the New York Portfolio will invest at least 80% of its net assets in securities that generate interest that is not includable in federal gross income or State of New York or City of New York taxable net income (except for State of New York and City of New York franchise tax on corporations and financial institutions, which is measured by income) and is not an item of tax preference for purposes of the federal, State of New York, or City of New York alternative minimum tax.

A policy which may not be changed without shareholder approval is that at least 90% of the Tax Exempt Bonds purchased by each Portfolio will be of "investment grade" quality. This means that they will be rated, at the time of purchase, within the four highest grades assigned by either Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Corporation (AAA, AA, A or BBB) or will be unrated securities which at the time of purchase are judged by Fortis Advisers, Inc. ("Advisers") to be of comparable quality to securities rated within such four highest grades. Securities rated Baa or BBB are medium grade, involve some speculative elements and are the lowest investment grade available. Securities rated BBB may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Securities rated below BBB (non-investment grade securities) are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Participation in lower-rated securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, often related to sensitivity to interest rates, economic changes, solvency, and relative liquidity in the secondary market. For a more detailed discussion of the risks connected with such investments, see "Investment Objectives and Policies-- Risks of Transactions in High-Yielding Securities" in the Statement of Additional Information. The
Portfolios may retain a portfolio security whose rating has changed if the security otherwise meets the Portfolios' respective investment objectives and investment criteria.

A description of the ratings of tax exempt securities of Moody's and of Standard & Poor's is set forth in the Appendix.

Rated, as well as unrated, Tax Exempt Bonds will be analyzed by Advisers on the basis of available information as to creditworthiness and with a view to various qualitative factors and trends affecting Tax Exempt Bonds generally. It should be noted, however, that the amount of information about the financial condition of an issuer of Tax Exempt Bonds may not be as extensive as that which is made available by many corporations whose securities are more actively traded. While the Portfolios are free to invest in securities of any maturity, it is expected that the average maturity of the Portfolios will generally range from seven to 20 years.

The Portfolios may invest without limitation in taxable obligations on a temporary, defensive basis due to market conditions. Such taxable obligations, whether purchased for temporary or liquidity purposes or on a defensive basis, may include: obligations of the U.S. government, its agencies or instrumentalities; other debt securities rated within the four highest grades by either Moody's or Standard & Poor's; commercial paper rated in the highest grade by either of such rating services (Prime-1 or A-1, respectively); certificates of deposit and bankers' acceptances of domestic banks which have assets of over $1 billion; variable amount master demand notes; and repurchase agreements with respect to any of the foregoing investments. The Portfolios may also hold their respective assets in cash.

TAX EXEMPT BONDS

Tax Exempt Bonds include primarily debt obligations of the states, their agencies, universities, boards, authorities and political subdivisions (for example, cities, towns, counties, school districts, authorities and commissions) issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, jails, mass transportation, nursing homes, parks, public buildings, recreational facilities, school facilities, streets and water and sewer works. Other public purposes for which Tax Exempt Bonds may be issued include the refunding of outstanding obligations, the anticipation of taxes or state aids, the payment of judgments, the funding of student loans, community redevelopment, district heating, the purchase of street maintenance and firefighting equipment, or any authorized corporate purpose of the issuer except for the payment of current expenses. In addition, certain types of industrial development bonds may be issued by or on behalf of public corporations to finance privately operated housing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Tax Exempt Bonds if the interest payable thereon is, in the opinion of bond counsel, exempt from federal income taxation and, for the Minnesota Portfolio and the New York Portfolio, State of Minnesota income taxation and State of New York and City of New York income taxation, respectively (excluding excise taxes imposed on corporations and banks and measured by income). Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial, commercial or office facilities constitute Tax Exempt Bonds, although current federal income tax laws place substantial limitations on the size of such issues.

The two principal classifications of Tax Exempt Bonds are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. The characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source, such as the user of the facility. Industrial development bonds are in most cases limited obligation bonds payable solely from specific revenues of the project to be financed, pledged to their payment. The credit quality of industrial development bonds is usually directly related to the credit standing of the user of the facilities (or the credit standing of a third-party guarantor or other credit enhancement participant, if any). There are, of course, variations in the quality of Tax Exempt Bonds, both within a particular classification and between classifications, depending on various factors. (See Appendix). The Fund does not currently intend to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by the Fund.

The yields on Tax Exempt Bonds are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the Tax Exempt Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of the Tax Exempt Bonds which they undertake to rate. It should be emphasized, however, that ratings are general, not absolute, standards of quality. Consequently, Tax Exempt Bonds of the same maturity, interest rate and rating may have different yields, while Tax Exempt Bonds of the same maturity and interest rate with different ratings may have the same yield. Subsequent to their purchase by the Portfolios, particular Tax Exempt Bonds or other investments may cease to be rated or their ratings may be reduced below the minimum rating required for purchase by the Portfolios. Neither event will require the elimination of an investment from the Portfolio, but Advisers will consider such an event in its determination of whether the Portfolio should continue to hold such an investment.

As a fundamental policy, each Portfolio will not invest more than 25% of its total assets in limited obligation bonds payable only from revenues derived from facilities or projects within a single industry. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries. For this purpose, municipal bonds refunded with U.S. Government securities will be treated as investments in U.S. Government securities, and are not subject to this requirement or the 5% diversification requirement under the 1940 Act.

Securities in which the Fund may invest, including Tax Exempt Bonds, are subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code and laws, if any, which may be enacted by Congress or the Minnesota or New York legislature extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest on and principal of their Tax Exempt Bonds may be materially affected.

Current economic conditions in each respective state affect both the total amount of taxes each state collects and the personal income growth within each state. Budgetary shortfalls may result in reductions in credit ratings for securities issued by the states. This may cause an increase in the yield and a decrease in the price of a security issued by a particular state. Furthermore, because local finances are dependent upon the fiscal integrity of the state and upon the same financial factors that influence state government, the credit ratings of state agencies, authorities and municipalities may be similarly affected. See the Statement of Additional Information for more information concerning each state.

MISCELLANEOUS INVESTMENT PRACTICES

FORWARD COMMITMENTS. New issues of Tax Exempt Bonds and other securities are often purchased on a "when issued" or delayed delivery basis, with delivery and payment for the securities normally taking place 15 to 45 days after the date of the transaction. Such an agreement to purchase securities is termed a "forward commitment." The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Portfolios may enter into such forward commitments if the Portfolios hold, and maintain until the settlement date in a segregated account, cash or high-grade, liquid debt obligations in an amount sufficient to meet the purchase price. There is no percentage limitation on the Portfolios' total assets which may be invested in forward commitments. The purchase of securities on a when-issued, delayed delivery or forward commitment basis exposes a Portfolio to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. These risks could result in increased volatility of a Portfolio's net asset value to the extent that such Portfolio purchases securities on a when-issued, delayed delivery or forward commitment basis while remaining substantially fully invested. There is also a risk that the securities may not be delivered or that a Portfolio may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. Although the Portfolios will generally enter into forward commitments with the intention of acquiring Tax Exempt Bonds or other securities, the Fund may dispose of a commitment prior to settlement if Advisers deems it appropriate to do so. The Portfolios may realize short-term profits or losses upon the sale of forward commitments.

PORTFOLIO TURNOVER. Portfolio transactions will be undertaken principally to accomplish the Portfolios' objectives in relation to anticipated movements in the general level of interest rates. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what Advisers believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand for or supply of various types of Tax Exempt Bonds or changes in the investment objectives of investors.

The Fund's investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by the Portfolios is known as "portfolio turnover" and may involve the payment by the Portfolios of dealer mark-ups or underwriting commissions, and other transaction costs, on the sale of securities as well as on the reinvestment of the proceeds in other securities. The portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities--excluding securities whose maturities at acquisition were one year or less.

FLOATING AND VARIABLE RATE SECURITIES. The Fund also may purchase floating and variable rate Tax Exempt Bonds. These notes normally have a stated maturity in excess of one year, but permit the holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will generally not adversely affect the tax exempt status of these obligations. Advisers will rely upon the opinion of the issuer's bond counsel to determine whether such notes are exempt from federal income taxes and, for the Minnesota Portfolio and the New York Portfolio, Minnesota income tax and New York State and New York City income tax. The issuer of floating and variable rate demand notes normally has a corresponding right, after a given period, to prepay at its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days' notice to the noteholders. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted at specified intervals, based on a known lending rate, generally the rate on 90-day U.S. Treasury bills. Advisers will monitor the creditworthiness of the issuers of floating and variable rate demand notes. Such obligations are not as liquid as many other types of Tax Exempt Bonds.

Although the New York Portfolio is classified as a "nondiversified" investment company under the 1940 Act, it is still required to meet certain diversification requirements in order to qualify as a "regulated investment company" for Federal income tax purposes under the Internal Revenue Code of 1986 as amended (the "Code"). To so qualify, the New York Portfolio must diversify its holdings so that, at the close of each quarter of its taxable year, (a) at least 50% of the value of its total assets is represented by cash, cash items, securities issued by the U.S. Government, its agencies and instrumentalities, the securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to an amount not more than 5% of the total assets of the Portfolio and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than securities issued by the U.S. Government, its agencies or instrumentalities or the securities of other regulated investment companies), or in two or more issuers that the Portfolio controls and that are engaged in the same or similar trades or businesses.

For the purpose of diversification under the 1940 Act, the identification of the issuer of Tax Exempt Bonds depends on the terms and conditions of the security. If a state or a political subdivision of such state pledges its full faith and credit to payment of a security, the state or the political subdivision, respectively, will be deemed the sole issuer of the security. If the assets and revenues of an agency, authority or instrumentality of the state or a political subdivision are separate from those of the state or political subdivision and the security is backed only by the assets and revenues of the agency, authority or instrumentality, such agency, authority or instrumentality will be deemed to be the sole issuer. Moreover, if the security is backed only by revenues of an enterprise or specific projects of the state, a political subdivision or agency, authority or instrumentality, such as utility revenue bonds, and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or projects will be deemed the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, then such non-governmental user will be deemed to be the sole issuer. If, however, in any of the above cases, the state, the political subdivision or some other entity guarantees a security, and the value of all securities issued or guaranteed by the guarantor and owned by a Portfolio exceeds 10% of the value of the Portfolio's total assets, the guarantee will be considered a separate security and will be treated as an issue of the guarantor.

BORROWING. Each Portfolio may borrow money from banks as a temporary measure to facilitate redemptions. As a fundamental policy, however, borrowings may not exceed 10% of the value of such Portfolio's total assets and no additional investment securities may be purchased by a Portfolio while outstanding bank borrowings exceed 5% of the value of such Portfolio's total assets. Interest paid on borrowings will not be available for investment.

ILLIQUID SECURITIES. Each Portfolio may invest up to 15% of the value of its net assets in illiquid securities. For this purpose illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) options purchased over-the-counter and the cover for options written over-the-counter, and (iii) repurchase agreements not terminable within seven days. Securities that have been determined to be liquid by the Board of Directors of the Fund, or by Advisers subject to the oversight of such Board of Directors, will not be subject to this limitation. Commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act and securities that are eligible for resale under Rule 144A under the 1933 Act that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid securities for this purpose.

MANAGEMENT

BOARD OF DIRECTORS

Under Minnesota law, the Board of Directors of the Fund (the "Board of Directors") has overall responsibility for managing the Fund in good faith, in a manner reasonably believed to be in the best interests of the Fund, and with the care an ordinarily prudent person would exercise in similar circumstances. However, this management may be delegated.

The Articles of Incorporation of the Fund limit the liability of directors to the fullest extent permitted by law.

THE INVESTMENT ADVISER/TRANSFER AGENT/DIVIDEND AGENT

Fortis Advisers, Inc. ("Advisers") is the investment adviser, transfer agent, and dividend agent for the Fund. Advisers has been managing investment company portfolios since 1949, and is indirectly owned 50% by Fortis AMEV and 50% by Fortis AG, diversified financial services companies. In addition to providing investment advice, Advisers is responsible for management of the Fund's business affairs, subject to the overall authority of the Board of Directors. Howard G. Hudson (Executive Vice President), Robert C. Lindberg (Vice President), Maroun
M. Hayek  (Vice  President)  and  David C.  Greenzang  (Money  Market  Portfolio
Officer) manage the Portfolios. Mr. Lindberg has managed the Portfolios since 1993. Prior to 1993, Mr. Lindberg managed bank portfolios for COMERICA, Inc., Detroit, Michigan. The other individuals have been managing the Portfolios since August of 1995. Messrs. Hudson and Hayek have managed debt securities for Fortis, Inc. since 1991 and 1987, respectively. Mr. Greenzang has been involved in management of debt securities for Fortis, Inc. since 1992. Prior to 1992, Mr. Greenzang was an Associate with Dean Witter Reynolds, Inc. in New York, NY. Messrs. Hudson, Lindberg, Hayek and Greenzang are located at One Chase Manhattan Plaza, New York, NY.

THE UNDERWRITER AND DISTRIBUTION EXPENSES

Fortis Investors, Inc. ("Investors"), a subsidiary of Advisers, is the Fund's underwriter. Investors' address is that of the Fund. Investors reserves the right to reject any purchase order. The following persons are affiliated with both Investors and the Fund: Dean C. Kopperud is a director and officer of both; Stephen M. Poling and Jon H. Nicholson are directors of Investors and officers of both; and Dennis M. Ott, James S. Byrd, Robert C. Lindberg, Keith R. Thomson, Larry A.

Medin, Anthony J. Rotondi, Rhonda J. Schwartz, Robert W. Beltz, Jr., Thomas D. Gualdoni, Richard P. Roche, Tamara L. Fagely, John E. Hite, Carol M. Houghtby and Scott R. Plummer are officers of both.

Pursuant to a Plan of Distribution adopted by the Fund under Rule 12b-1 under the 1940 Act, the Fund is obligated to pay Investors an annual fee of .25% of average net assets attributable to the Fund's Class A shares and 1.00% of average net assets attributable to Class B, H, and C shares. While all of Class A's Rule 12b-1 fee constitutes a "distribution fee", only 75% of Class B, H, and C's fees constitute distribution fees.

The higher distribution fee attributable to Class B, H, and C shares is designed to permit an investor to purchase such shares through registered representatives of Investors and other broker-dealers without the assessment of an initial sales charge and at the same time to permit Investors to compensate its registered representatives and other broker-dealers in connection with the sale of such shares. The distribution fee for all classes may be used by Investors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Fund. For example, such distribution fee may be used by
Investors: (a) to compensate broker-dealers, including Investors and its registered representatives, for their sale of Fund shares, including the implementation of various incentive programs with respect to broker-dealers, banks, and other financial institutions, and (b) to pay other advertising and promotional expenses in connection with the distribution of Fund shares. These advertising and promotional expenses include, by way of example but not by way of limitation, costs of prospectuses for other than current shareholders; preparation and distribution of sales literature; advertising of any type;
expenses of branch offices provided jointly by Investors and affiliated insurance companies; and compensation paid to and expenses incurred by officers, employees or representatives of Investors or of other broker-dealers, banks, or other financial institutions, including travel, entertainment, and telephone expenses.

A portion of the Rule 12b-1 fee equal to .25% of the average net assets of the Fund attributable to the Class B, H, and C shares, constitutes a shareholder servicing fee designed to compensate Investors for the provision of certain services to shareholders. The services provided may include personal services provided to shareholders, such as answering shareholder inquiries regarding the Funds and providing reports and other information, and services related to the maintenance of shareholder accounts. Investors may use the Rule 12b-1 fee to make payments to qualifying broker-dealers and financial institutions that provide such services.

Investors may also enter into sales or servicing agreements with certain institutions such as banks ("Service Organizations") which have purchased shares of the Fund for the accounts of their clients, or which have made Fund shares available for purchase by their clients, and/or which provide continuing service to such clients. The Glass-Steagall Act and other applicable laws prohibit certain banks from engaging in the business of underwriting securities. In such circumstances, Investors, if so requested, will engage such banks as Service Organizations only to perform administrative and shareholder servicing functions, but at the same fees and other terms applicable to dealers. (If a
bank   were  later  prohibited  from  acting  as  a  Service  Organization,  its
shareholder  clients  would  be  permitted  to  remain  Fund  shareholders   and
alternative means for continuing servicing of such shareholders would be sought.) In such event, changes in the operation of the Fund might occur and a shareholder serviced by such bank might no longer be able to avail itself of any automatic investment or other services then being provided by the Bank. (State securities laws on this issue may differ from the interpretations of Federal law expressed above and banks and other financial institutions may be required to register as dealers pursuant to state law.)

FUND EXPENSES

For the most recent fiscal year, the ratio of the Funds' total operating expenses (including the distribution fees and shareholding servicing fees referred to under "Distribution Expenses"), and their advisory fees (which are included in operating expenses) both as a percentage of average daily net assets were as follows:

                                                 TOTAL OPERATING EXPENSES
                                 --------------------------------------------------------
                                                 CLASSES B,                    ADVISORY
                                   CLASS A         H, & C        CLASS E         FEE
                                 ------------  --------------  ------------  ------------
National Portfolio.............        1.28%          2.03%          1.03%          .77%
Minnesota Portfolio............        1.23%          1.99%           .98%          .72%
New York Portfolio.............        1.34%          2.09%          1.09%          .80%

Advisers has undertaken to limit annual expenses for the New York Portfolio (exclusive of Rule 12b-1 fees, interest, taxes, brokerage commissions and non-recurring or extraordinary charges and expenses) until September 30, 1996, to not more than 1.09% of average net assets. Such expense limit is maintained by Advisers by reimbursement to the New York Portfolio for expenses in excess of such percentage, but not in amounts in excess of the investment advisory fees received by Advisers from the New York Portfolio. If the expense limitation had not been in place for the fiscal year ended September 30, 1995, the Portfolio's expenses would have been 1.60% of average net assets.

BROKERAGE ALLOCATION

Advisers may consider sales of shares of the Fund, and of other funds advised by Advisers, as a factor in the selection of broker-dealers to execute Fund securities transactions when it is believed that this can be done without causing the Fund to pay more in brokerage commissions than it would otherwise.

VALUATION OF SECURITIES

The Portfolios' net asset values per share are determined by dividing the value of the securities owned by each Portfolio, plus any cash or other assets, less all liabilities, by the number of the Portfolio shares outstanding. The portfolio securities in which the Portfolio invests fluctuate in value, and hence the net asset values per share of the Portfolios also fluctuate. The net asset value of the Portfolios' shares is determined as of the primary closing time for business on the Exchange on each day on which the Exchange is open. If shares are purchased through another broker-dealer who receives the order prior to the close of the Exchange, then Investors will apply that day's price to the order as long as the broker-dealer places the order with Investors by the end of the day.

Securities are generally valued at market value. Securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. When market quotations are not readily available, or when restricted securities or other assets are being valued, such securities or other assets are valued at fair value as determined in good faith by management under supervision of the Board of Directors. However, debt securities may be valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional-size trading units of debt securities when such valuations are believed to more accurately reflect the fair market value of such securities. Short-term investments in debt securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost. Purchases and sales by the Fund after 2:00 P.M. Central Time normally are not recorded until the following day.

CAPITAL STOCK

Each Portfolio's shares constitute separate series of common shares. Each Portfolio currently offers its shares in five classes, each with different sales arrangements and bearing differing expenses. Class A, B, H, C, and E shares each represent interests in the assets of the respective Portfolios and have identical voting, dividend, liquidation, and other rights on the same terms and conditions except that expenses related to the distribution of each class are borne solely by such class and each class of shares has exclusive voting rights with respect to provisions of the Fund's Rule 12b-1 distribution plan which pertain to that particular class and other matters for which separate class voting is appropriate under applicable law. Each Portfolio may offer additional classes of shares.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each Portfolio currently declares dividends from net investment income on each day the New York Stock Exchange (the "Exchange") is open (to shareholders of record as of 3:00 p.m., Central Time, the preceding business day) and pays dividends monthly. A shareholder will not be credited with a dividend until payment is received for the shares. Distributions of net realized capital gains are made annually. Distributions paid by a Portfolio with respect to all classes of shares will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except that the per share dividends on Class B, H, and C shares will be lower than those on Class A shares (which have lower Rule 12b-1 fees) and Class E shares (which do not have Rule 12b-1 fees and will therefore have the highest dividends).

Such dividends and capital gains distributions will be made in the form of additional shares of the same class of the same Portfolio (at net asset value) unless the shareholder sends the Fund a written request that either or both be sent to the shareholder or reinvested (at net asset value) in shares of the same class of another Portfolio or Fortis fund.

Dividends will be reinvested monthly, on the last business day of each month, at the net asset value on that date. If they are to be reinvested in other Fortis funds, processing normally takes up to three business days.

TAXATION

FEDERAL INCOME TAXATION

Each Portfolio intends to pay at least 90% of its dividends as "exempt-interest dividends." Distributions by a mutual fund meeting applicable Code requirements are subject to the following Federal tax treatment:

Distributions of net interest income from tax-exempt obligations that are designated by the Fund as exempt-interest dividends are excludable from shareholders' gross income. The Fund's present policy is to designate exempt-interest dividends annually. Shareholders are required for information purposes to report exempt-interest dividends and other tax-exempt interest on their tax returns.

Distributions of net long-term capital gains, designated in the shareholder's Annual Account Summary as long-term capital gain distributions, are taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held his or her shares or whether such gains were realized by the Fund before the shareholder acquired such shares and were reflected in the price paid for the shares.

Since none of the Fund's income will consist of corporate dividends, the 70% dividends received deduction for corporations will not be applicable to taxable distributions by the Fund.

Exempt-interest dividends attributable to interest income on certain tax-exempt obligations issued after August 7, 1986, to finance certain private activities will be treated as an item of tax preference that is included in alternative minimum taxable income for purposes of computing the Federal alternative minimum tax for all taxpayers and the Federal environmental tax on corporations. No Portfolio will invest more than 20% of its net assets in obligations the interest on which is treated as an item of tax preference. However, all other tax-exempt interest received by a corporation will be included in earnings and profits and adjusted current earnings for purposes of determining the Federal corporate alternative minimum tax and the environmental tax imposed on corporations by Section 59A of the Code.

Tax-exempt interest, including exempt-interest dividends paid by the Fund, is taken into account in computing the "modified adjusted gross income" of individuals for purposes of determining the portion of social security and railroad retirement benefits that are subject to Federal income tax. In certain limited circumstances, the portion of such benefits that may be subject to tax is 85%.

Any loss on the sale or exchange of shares held for 6 months or less (although regulations may reduce this time to 31 days) will be disallowed for Federal income tax purposes to the extent of the amount of any exempt-interest dividend received with respect to such shares.

The Tax Reform Act of 1986 imposed new requirements on certain Tax Exempt Bonds which, if not satisfied, could result in loss of tax exemption for interest on such bonds, even retroactively to the date of issuance of the bonds. Proposals may be introduced before Congress in the future, the purpose of which will be to further restrict or eliminate the Federal income tax exemption for Tax Exempt Bonds. The Fund cannot predict what additional legislation may be enacted that may affect shareholders. The Fund will avoid investment in bonds which, in the opinion of Advisers, pose a material risk of the loss of tax exemption. Further, if a bond in one of the Portfolios lost its exempt status, Advisers would make every effort to dispose of it on terms that are not detrimental to the Portfolio.

MINNESOTA INCOME TAXATION

The portion of exempt-interest dividends that is derived from interest income on Minnesota Tax Exempt Bonds by the Minnesota Portfolio is excluded from the Minnesota gross income of individuals, estates, and trusts, provided that the portion of the exempt-interest dividends from such Minnesota sources paid to all shareholders represents 95 percent or more of the exempt-interest dividends paid by such Portfolio. All remaining dividends (except for dividends, if any, derived from interest on obligations of the United States or certain of its territories or possessions), including capital gain dividends, are included in the Minnesota gross income of individuals, estates, and trusts. Exempt-interest dividends are not excluded from the Minnesota gross income of corporations and financial institutions. Dividends paid from long-term capital gains (and designated as such) are to be treated by shareholders as long-term capital gains under Minnesota law. However, Minnesota currently taxes long-term capital gains at the same rates as ordinary income, while retaining restrictions on the deductibility of capital losses.

Exempt-interest dividends attributable to interest on certain private activity bonds issued after August 7, 1986, will be included in Minnesota alternative minimum taxable income of individuals, estates, and trusts for purposes of computing Minnesota's alternative minimum tax. Dividends generally will not qualify for the dividends-received deduction for corporations and financial institutions.

The 1995 Minnesota Legislature enacted a statement of intent that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. The Fund is not aware of any decision in which a court has held that a state's exemption of interest on its own bonds or those of its political subdivisions or Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. Nevertheless, the Fund cannot predict the likelihood that interest on the Minnesota bonds held by the Fund would become taxable under this Minnesota statutory provision.

NEW YORK INCOME TAXATION

The portion of exempt-interest dividends that is derived from interest income on New York Tax Exempt Bonds is excluded from the New York State and New York City gross income of individuals, estates and trusts. The remaining portion of such dividends, and dividends that are not exempt-interest dividends, are included in the New York State and New York City gross income of individuals, estates and trusts. Exempt-interest dividends are not excluded from the New York State and New York City gross income of corporations and banks, and dividends from the Fund will not qualify for the New York State or New York City dividends-received deduction for corporations and banks.

HOW TO BUY FUND SHARES

GENERAL PURCHASE INFORMATION

MINIMUM AND MAXIMUM INVESTMENTS

A minimum initial investment of $500 normally is required. An exception to this minimum (except on telephone or wire orders) is the "Systematic Investment Plan" ($25 per month by "Pre-authorized Check Plan" or $50 per month on any other basis). The minimum subsequent investment normally is $50, again subject to the above exceptions.

While Class A and E shares have no maximum order, Class B and H shares have a $500,000 maximum and Class C shares have a $1,000,000 maximum. Orders greater than these limits will be treated as orders for Class A shares.

INVESTING BY TELEPHONE

Your registered representative may make your purchase ($500 minimum) by telephoning the number on the cover page of this Prospectus. In addition, your check and the Account Application which accompanies this Prospectus must be promptly forwarded, so that Investors receives your check within three business days. Please make your check payable to Fortis Investors, Inc. and mail it with your Application "CM-9651, St. Paul, MN 55170-9651." If you have a bank account authorization form on file, you may purchase $100-$10,000 worth of Fund shares via telephone through the automated Fortis Information Line.

INVESTING BY WIRE

A shareholder having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares ($500 minimum) by requesting their banks to transmit immediately available funds (Federal Funds) by wire to:

First Bank National Association
ABA #091000022, credit account no: 1-702-2514-1341
Fortis Funds Purchase Account
For further credit to __________________________________________________________
                                        (name of client)
Fortis Account NBR _____________________________________________________________

Before making an initial investment by wire, your broker-dealer must first telephone Investors at the number on the cover page of this Prospectus to open your account and obtain your account number. In addition, the Account Application which accompanies this Prospectus must be promptly forwarded to Investors at the mailing address in the "Investing by Mail" section of this Prospectus. Additional investments may be made at any time by having your bank wire Federal Funds to the above address for credit to your account. Such investments may be made by wire even if the initial investment was by mail.

INVESTING BY MAIL (ADDRESS: CM-9614, ST. PAUL, MN 55170-9614)

The Account Application which accompanies this Prospectus must be completed, signed, and sent with a check or other negotiable bank draft, payable to "Fortis Funds." Additional purchases may be made at any time by mailing a check or other negotiable bank draft along with your confirmation stub. The account to which the subsequent purchase is to be credited should be identified as to the name(s) of the registered owner(s) and by account number.

ALTERNATIVE PURCHASE ARRANGEMENTS

The Portfolios each offer investors the choice between five classes of shares which offer differing sales charges and bear different expenses. These alternatives permit an investor to choose the more beneficial method of purchasing shares given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. The inside front cover of the Prospectus contains a summary of these alternative purchase arrangements. A broker-dealer may receive different levels of compensation depending on which class of shares is sold. Investors may also provide additional financial assistance not to exceed .5% of estimated sales for a particular period to dealers in connection with seminars for the public, advertising, sales campaigns and/or shareholder services and programs regarding one or more of the Fortis Funds, and other dealer-sponsored programs or events. Non-cash compensation will be provided to dealers and includes payment or reimbursement for conferences, sales or training programs for their employees, and travel expenses incurred in connection with trips taken by registered representatives to locations within or outside of the United States for meetings or seminars of a business nature. None of the aforementioned additional compensation is paid for by the Fund or its shareholders.

CLASS A AND E SHARES--INITIAL SALES CHARGE ALTERNATIVE

(Note: Class E shares are only available to investors who were shareholders on November 13, 1994.)

The public offering price of Class A and E Portfolio shares is determined once daily, by adding a sales charge to the net asset value per share of the shares next calculated after receipt of the purchase order. The sales charges and broker-dealer concessions, which vary with the size of the purchase, are shown in the following table. Additional compensation (as a percentage of sales charge) will be paid to a broker-dealer when its annual sales of Fortis funds having a sales charge exceed $10,000,000 (2%), $25,000,000 (4%), and $50,000,000
(5%).

                                          SALES CHARGE   SALES CHARGE
                                               AS             AS
                                           PERCENTAGE     PERCENTAGE
                                             OF THE       OF THE NET     BROKER-
                                            OFFERING        AMOUNT        DEALER
AMOUNT OF SALE                               PRICE         INVESTED     CONCESSION
Less than $100,000......................     4.500%         4.712%         4.00%
$100,000 but less than $250,000.........     3.500%         3.627%         3.00%
$250,000 but less than $500,000.........     2.500%         2.564%         2.25%
$500,000 but less than $1,000,000.......     2.000%         2.041%         1.75%
$1,000,000 or more*.....................    -0-            -0-             1.00%

------------------------
* The Fund imposes a contingent deferred sales charge in connection with certain
  purchases   of   Class  A   and   E  shares   of   $1,000,000  or   more.  See
  "Redemption--Contingent Deferred Sales Charge."

The above scale applies to purchases of Class A and E shares by the following:

    (1) Any individual, his or her spouse, and their children under the age of 21, and any of such persons' tax-qualified plans (provided there is only one participant);

    (2) A trustee or fiduciary of a single trust estate or single fiduciary account; and

    (3) Any organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company, and provided that the purchase is made by means which result in economy of sales effort or expense, whether the purchase is made through a central administration, through a single broker-dealer, or by other means. An organized group does not include a group of individuals whose sole organizational connection is participation as credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer, or clients of an investment adviser.

SPECIAL PURCHASE PLANS FOR CLASS A AND E SHARES

For information on any of the following special purchase or exchange plans applicable to Class A and E shares, see the Statement of Additional Information or contact your broker-dealer or sales representative. It is the purchaser's obligation to notify his or her broker-dealer or sales representative about the purchaser's eligibility for any of the following special purchase or exchange plans. Any plan involving systematic purchases may, at Advisers' option, result in transactions under such plan being confirmed to the investor quarterly, rather than as a separate notice following the transaction.

RIGHT OF ACCUMULATION The preceding table's sales charge discount applies to the current purchase plus the cost of shares already owned (excluding shares purchased by reinvesting dividends or capital gains distributions) of any Fortis fund having a sales charge.

STATEMENT OF INTENTION The preceding table's sales charge discount applies to an initial purchase of at least $1,000, with an intention to purchase the balance needed to qualify within 13 months--excluding shares purchased by reinvesting dividends or capital gains;

REINVESTED DIVIDEND/CAPITAL GAINS DISTRIBUTIONS BETWEEN THE FORTIS FUNDS Shareholders of any Portfolio or fund may reinvest their dividend and/or capital gains distributions in any of such Portfolios or funds at net asset value.

CONVERSION FROM CLASS B OR H SHARES Class B and H shares will automatically be converted to Class A shares (at net asset value) at the end of the month in which the ninth anniversary of their purchase occurs.

EXEMPTIONS FROM SALES CHARGE

    - Fortis, Inc. or its subsidiaries, and the following persons associated with such companies, if all account owners fit this description: (1) officers and directors; (2) employees or sales representatives (including agencies and their employees); (3) spouses of any such persons; or (4) any of such persons' children, grandchildren, parents, grandparents, or siblings--or spouses of any of these persons. (All such persons may continue to add to their account even after their company relationships have ended);

    - Fund    directors,    officers,    or   their    spouses    (or   such
persons' children, grandchildren, parents, or grandparents--or spouses of any such persons), if all account owners fit this description;

    - Representatives or employees (or their spouses) of
      Investors (including agencies) or of other broker-dealers having a sales agreement with Investors (or such persons' children, grandchildren, parents, or grandparents--or spouses of any such persons), if all account owners fit this description;

    - Registered investment companies;

    - Shareholders of unrelated mutual funds with front-end and/or deferred sales loads, to the extent that the purchase price of such Portfolio shares is funded by the proceeds from the redemption of shares of any such unrelated mutual fund (within 60 days of the purchase of Portfolio shares), provided that the shareholder's application so specifies and is accompanied either by the redemption check of such unrelated mutual fund (or a copy of the check) or a copy of the confirmation statement showing the redemption. Similarly, anyone who is or has been the owner of a fixed annuity contract not deemed a security under the securities laws who wishes to surrender such contract and invest the proceeds in a Portfolio, to the extent that the purchase price of such Portfolio shares is funded by the proceeds from the surrender of the contract (within 60 days of the purchase of Portfolio shares), provided that such owner's application so specifies and is accompanied either by the insurance company's check (or a copy of the check) or a copy of the insurance company surrender form. From time to time, Investors may pay commissions to broker-dealers and registered representatives on transfers from mutual funds or annuities as described above;

    - Purchases by employees (including their spouses and
      dependent children) of banks and other financial institutions that provide referral and administrative services related to order placement and payment to facilitate transactions in shares of the Portfolios for their clients pursuant to a sales or servicing agreement with Investors; provided, however, that only those employees of such banks and other firms who as a part of their usual duties provide such services related to such transactions in Portfolio shares shall qualify.

    - Registered investment advisers, trust companies, and bank trust departments exercising discretionary investment authority or using a money management/mutual fund "wrap" program with respect to the money to be invested in a Portfolio, provided that the investment adviser, trust company or trust department provides Advisers with evidence of such authority or the existence of such a wrap program with respect to the money invested.

PURCHASES BY CERTAIN FORMER PATHFINDER FUND ACCOUNTS Additionally, no sales charge will be incurred on purchases of shares of the New York Portfolio for accounts which were in existence and entitled to purchase shares of Pathfinder without a sales charge at the time of the effectiveness of the 1991 acquisition of its assets by the New York Portfolio.

RULE 12B-1 FEES (FOR CLASS A SHARES ONLY)

Class A shares are subject to a Rule 12b-1 fee payable at an annual rate of .25% of the average daily net assets of the Portfolio attributable to such shares. The Rule 12b-1 fee will cause Class A shares to have a higher expense ratio and to pay lower dividends than Class E shares. For additional information, see "Management--The Underwriter and Distribution Expenses."

DEFERRED SALES CHARGES Although there is no initial sales charge on purchases of Class A and E shares of $1,000,000 or more, Investors pays broker-dealers out of its own assets, a fee of 1% of the offering price of such shares. If these shares are redeemed within two years, the redemption proceeds will be reduced by 1%. For additional information, see "Redemption--Contingent Deferred Sales Charge."

CLASS B AND H SHARES--CONTINGENT DEFERRED SALES CHARGE ALTERNATIVES

The public offering price of Class B and H shares is the net asset value of the Portfolio's shares. Such shares are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. However, a contingent deferred sales charge ("CDSC") of 4% will be imposed if shares are redeemed within two years of purchase, with lower CDSCs as follows if redemptions occur later:

3 years   --    3%
4 years   --    3%
5 years   --    2%
6 years   --    1%

For additional information, see "Redemption--Contingent Deferred Sales Charge." In addition, Class B and H shares are subject to higher annual Rule 12b-1 fees as described below.

Proceeds from the CDSC are paid to Investors and are used to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of Class B and H shares, such as the payment of compensation to selected broker-dealers, and for selling such shares. The combination of the CDSC and the Rule 12b-1 fee enables the Fund to sell such shares without deduction of a sales charge at the time of purchase. Although such shares are sold without an initial sales charge, Investors pays a dealer concession equal to: (1) 4.00% of the amount invested to broker-dealers who sell Class B shares at the time the shares are sold and an annual fee of .25% of the average daily net assets of the Portfolio attributable to such shares; or (2) 5.25% of the amount invested to broker-dealers who sell Class H shares at the time the shares are sold (with no annual fee). Under alternative (2), from time to time the dealer concession paid to broker-dealers who sell Class H shares may be increased up to 5.50%.

RULE 12B-1 FEES Class B and H shares are subject to a Rule 12b-1 fee payable at an annual rate of 1.00% of the average daily net assets of the Fund attributable to such shares. The higher Rule 12b-1 fee will cause Class B and H shares to have a higher expense ratio and to pay lower dividends than Class A and E shares. For additional information about this fee, see "Management--The Underwriter and Distribution Expenses."

CONVERSION TO CLASS A SHARES Class B and H shares (except for those purchased by reinvestment of dividends and other distributions) will automatically convert to Class A shares after eight years. Each time any such shares in the shareholder's account convert to Class A, a proportionate amount of the Class B and H shares purchased through the reinvestment of dividends and other distributions paid on such shares will also convert to Class A.

CLASS C SHARES--LEVEL SALES CHARGE ALTERNATIVE

The public offering price of Class C shares is the net asset value of such shares. Class C shares are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. However, a CDSC of 1% will be imposed if shares are redeemed within one year of purchase. For additional information, see "Redemption--Contingent Deferred Sales Charge." In addition, Class C shares are subject to higher annual Rule 12b-1 fees as described below.

Proceeds from the CDSC are paid to Investors and are used to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of Class C shares, such as the payment of compensation to selected broker-dealers, and for selling Class C shares. The combination of the CDSC and the Rule 12b-1 fee enables the Fund to sell the Class C shares without deduction of a sales charge at the time of purchase. Although Class C shares are sold without an initial sales charge, Investors pays a sales commission equal to 1.00% of the amount invested to broker-dealers who sell Class C shares at the time the shares are sold and an annual fee of 1.00% of the amount invested that begins to accrue one year after the shares are sold.

RULE 12B-1 FEES Class C shares are subject to a Rule 12b-1 fee payable at an annual rate of 1.00% of the average daily net assets of the Portfolio attributable to such shares. The higher Rule 12b-1 fee will cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A and E shares. For additional information about this fee, see "Management--The Underwriter and Distribution Expenses."

SPECIAL PURCHASE PLANS FOR ALL CLASSES

GIFTS OR TRANSFERS TO MINOR CHILDREN Adults can make an irrevocable gift or transfer of up to $10,000 annually per child ($20,000 for married couples) to as many children as they choose without having to file a Federal gift tax return.

SYSTEMATIC INVESTMENT PLAN Voluntary $25 or more per month purchases by automatic financial institution transfers (see ACH Authorization Agreement in this Prospectus) or $50 or more per month by any other means enable an investor to lower his or her average cost per share through the principle of "dollar cost averaging;"

EXCHANGE PRIVILEGE Except for Class E shares, Portfolio shares may be exchanged among other Portfolios or funds of the same class managed by Advisers without payment of an exchange fee or additional sales charge. Similarly, shareholders of other Fortis funds may exchange their shares for Portfolio shares of the same class (at net asset value if the shares to be exchanged have already incurred a sales charge). Also, holders of Class E shares of other Fortis funds that have a front-end sales charge may exchange their shares for Class A Portfolio shares and holders of Fortis Money Fund Class A shares may exchange their shares for any class of Portfolio shares (at net asset value and only into Class A, if the shares have already incurred a sales charge). Finally, holders of Portfolio Class E shares who exchange such shares for Class A shares of another Portfolio or other Fortis fund may re-exchange such Class A shares for Portfolio Class E shares. A shareholder initiates an exchange by writing to or telephoning his or her broker-dealer, sales representative, or the Fund regarding the shares to be exchanged. Telephone exchanges will be permitted only if the shareholder completes and returns the

Telephone Exchange section of the Account Application. During times of chaotic economic or market circumstances, a shareholder may have difficulty reaching his or her broker-dealer, sales representative, or the Fund by telephone. Consequently, a telephone exchange may be difficult to implement at those times. (See "Redemption".)

Advisers reserves the right to restrict the frequency of--or otherwise modify, condition, terminate, or impose charges upon--the exchange and/or telephone transfer privileges, all with 30 days notice to shareholders.

REDEMPTION

Registered holders of Fund shares may redeem their shares without any charge (except any applicable contingent deferred sales charge) at the per share net asset value next determined following receipt by the Fund of a written redemption request in proper form (and a properly endorsed stock certificate if one has been issued). However, if shares are redeemed through another broker-dealer who receives the order prior to the close of the Exchange, then Investors will apply that day's price to the order as long as the broker-dealer places the order with Investors by the end of the day. Some broker-dealers may charge a fee to process redemptions.

Any certificates should be sent to the Fund by certified mail. Share certificates and/or stock powers, if any, tendered in redemption must be endorsed and executed exactly as the Fund shares are registered. If the redemption proceeds are to be paid to the registered holder and sent to the address of record, normally no signature guarantee is required unless Advisers does not have the shareholder's signature on file and the redemption proceeds are greater than $25,000. However, for example, if the redemption proceeds are to be paid to someone other than the registered holder, sent to a different address, or the shares are to be transferred, the owner's signature must be guaranteed by a bank, broker (including government or municipal), dealer (including government or municipal), credit union, national securities exchange, registered securities association, clearing agency, or savings association.

Class A shares may be registered in broker-dealer "street name accounts" only if the broker-dealer has a selling agreement with Investors. In such cases, instructions from the broker-dealer are required to redeem shares or transfer ownership and transfer to another broker-dealer requires the new broker-dealer to also have a selling agreement with Investors. If the proposed new broker-dealer does not have a selling agreement with Investors, the shareholder can, of course, leave the shares under the original street name account or have the broker-dealer transfer ownership to the shareholder's name.

Broker-dealers having a sales agreement with Investors may orally place a redemption order, but proceeds will not be released until the appropriate written materials are received.

An individual shareholder (or in the case of multiple owners, any shareholder) may orally redeem up to $25,000 worth of their shares, provided that the account is not a tax-qualified plan, the check will be sent to the address of record, and the address of record has not changed for at least 30 days. During times of chaotic economic or market circumstances, a shareholder may have difficulty reaching his or her broker-dealer, sales representative, or the Fund by telephone. Consequently, a telephone redemption may be difficult to implement at those times. If a shareholder is unable to reach the Fund by telephone, written instructions should be sent. Advisers reserves the right to modify, condition, terminate, or impose charges upon this telephone redemption privilege, with 30 days notice to shareholders. Advisers, Investors, and the Fund will not be responsible for, and the shareholder will bear the risk of loss from, oral instructions, including fraudulent instructions, which are reasonably believed to be genuine. The telephone redemption procedure is automatically available to shareholders. The Fund will employ reasonable procedures to confirm that telephone instructions are genuine, but if such procedures are not deemed reasonable, it may be liable for any losses due to unauthorized or fraudulent instructions. The Fund's procedures are to verify address and social security number, tape record the telephone call, and provide written confirmation of the transaction.

Payment will be made as soon as possible, but not later than three days after receipt of a proper redemption request. However, if shares subject to the redemption request were recently purchased with non-guaranteed funds (e.g., personal check), the mailing of your redemption check may be delayed by fifteen days. A shareholder wishing to avoid these delays should consider the wire purchase method described under "How to Buy Fund Shares."

The Fund has the right to redeem accounts with a current value of less than $500 unless the original purchase price of the remaining shares (including sales commissions) was at least $500. Fund shareholders actively participating in the Fund's Systematic Investment Plan or Group Systematic Investment Plan will not have their accounts redeemed. Before redeeming an account, the Fund will mail to the shareholder a notice of its intention to redeem, which will give the shareholder an opportunity to make an additional investment. If no additional investment is received by the Fund within 60 days of the date the notice was mailed, the shareholder's account will be redeemed. Any redemption in an account established with the minimum initial investment of $500 may trigger this redemption procedure.

The Fund has a "Systematic Withdrawal Plan," which provides for voluntary automatic withdrawals of at least $50 per quarter, semiannually, or annually or $50 per month. Deferred sales charges may apply to monthly redemptions.

There is also a "Reinvestment Privilege," which is a one-time opportunity to reinvest sums redeemed within the prior 60 days without payment of an additional sales charge. For further information about these plans, contact your broker-dealer or sales representative.

CONTINGENT DEFERRED SALES CHARGE

CLASS A AND E SHARES

The Fund imposes a contingent deferred sales charge ("CDSC") on Class A and E shares in certain circumstances. Under the CDSC arrangement, for sales of shares of $1,000,000 or more (including right of accumulation and statements of intention (see "How to Buy Fund Shares--Special Purchase Plans")), the front-end sales charge ("FESC"), will no longer be imposed (although Investors intends to pay its registered representatives and other dealers that sell Fund shares, out of its own assets, a fee of up to 1% of the offering price of such sales except on purchases exempt from the FESC). However, if such shares are redeemed within two years after their purchase date (the "CDSC Period"), the redemption proceeds will be reduced by the 1.00% CDSC.

The CDSC will be applied to the lesser of (a) the net asset value of shares subject to the CDSC at the time of purchase, or (b) the net asset value of such shares at the time of redemption. No charge will be imposed on amounts representing an increase in share value due to capital appreciation. The CDSC will not be applied to shares acquired through reinvestment of income dividends or capital gain distributions or shares held for longer than the applicable CDSC Period. In determining which shares to redeem, unless instructed otherwise, shares that are not subject to the CDSC and having a higher Rule 12b-1 fee will be redeemed first, shares not subject to the CDSC having a lower Rule 12b-1 fee will be redeemed next, and shares subject to the CDSC then will be redeemed in the order purchased.

The Fund will waive the CDSC in the event of the shareholder's death or disability, as defined in Section 72(m)(7) of the Code (if satisfactory evidence is provided to the Fund) and for tax-qualified retirement plans (excluding IRAs, SEPS, 403(b) plans, and 457 plans) and each class of transaction that qualifies for exemption from the Fund FESC (see "How to Buy Fund Shares--Special Purchase Plans"). Shares of the Fund that are acquired in exchange for shares of another Fortis fund that were subject to a CDSC will remain subject to the CDSC that applied to the shares of the other Fortis fund. Additionally, the CDSC will not be imposed at the time that Fund shares subject to the CDSC are exchanged for shares of Fortis Money Fund or at the time such Fortis Money Fund shares are reexchanged for shares of any Fortis fund subject to a CDSC; provided, however, that, in each such case, the shares acquired will remain subject to the CDSC if redeemed within the CDSC Period.

Investors, upon notification, will provide a PRO RATA refund of any CDSC paid in connection with a redemption of shares of any Fortis fund (by crediting such refunded CDSC to such shareholder's account) if, within 60 days of such redemption, all or any portion of the redemption proceeds are reinvested in shares of the Fund. Any reinvestment within 60 days of a redemption on which the CDSC was paid will be made without the imposition of a FESC. Such reinvestment will be subject to the same CDSC to which such amount was subject prior to the redemption, but the CDSC Period will run from the original investment date.

CLASS B, H, AND C SHARES

The CDSC on Class B, H, and C shares will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or their net asset value at the time of redemption. No charge will be imposed on amounts representing an increase in share value due to capital appreciation. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions or on shares held for longer than the applicable CDSC Period.

Upon any request for redemption of shares of any class of shares that imposes a CDSC, it will be assumed, unless otherwise requested, that shares subject to no CDSC will be redeemed first in the order purchased and all remaining shares that are subject to a CDSC will be redeemed in the order purchased. With respect to the redemption of shares subject to no CDSC where the shareholder owns more than one class of shares, those shares with the highest Rule 12b-1 fee will be redeemed in full prior to any redemption of shares with a lower Rule 12b-1 fee.

The CDSC does not apply to: (1) redemption of shares when a Fund exercises its right to liquidate accounts which are less than the minimum account size; (2) death or disability, as defined in Section 72(m)(7) of the Code (if satisfactory evidence is provided to the Fund); (3) with respect to Class B and H shares only, an amount that represents, on an annual (non-cumulative) basis, up to 10% of the amount (at the time of the investment) of the shareholder's purchases; and (4) with respect to Class B, H, and C shares, qualified plan benefit distributions due to participant's separation from service, loans or financial hardship (excluding IRAs, SEPs, and 403(b), 457, and Fortis KEY plans) upon the Fund's receipt from the plan's administrator or trustee of a signature guarantee and written instructions detailing the reason for the distribution.

As an illustration of CDSC calculations, assume that Shareholder X purchases on Year 1/Day 1 100 shares at $10 per share. Assume further that, on Year 2/Day 1, Shareholder X purchased an additional 100 shares at $12 per share. Finally, assume that, on Year 3/Day 1, Shareholder X wishes to redeem shares worth
$1,300, and that the net asset value per share as of the close of business on such day is $13. To effect Shareholder X's redemption request, 100 shares at $13 per share (totaling $1,300) would be redeemed. The CDSC would be waived in connection with the redemption of that number of shares equal in value (at the time of redemption) to $220 (10% of $1,000-- the purchase amount of the shares purchased by Shareholder X on Year 1/Day 1--plus 10% of $1200--the purchase amount of the shares purchased by Shareholder X on Year 2/Day 1.) In addition, no CDSC would apply to the $400 in capital appreciation on Shareholder X's shares ($2,600 Year 3 value minus $2,200 purchase cost of shares).

If a shareholder exchanges shares subject to a CDSC for Class B, H, or C shares of a different Fortis Fund, the transaction will not be subject to a CDSC. However, when shares acquired through the exchange are redeemed, the shareholder will be treated as if no exchange took place for the purpose of determining the CDSC Period and applying the CDSC.

Investors, upon notification, will provide, out of its own assets, a PRO RATA refund of any CDSC paid in connection with a redemption of Class B, H, or Class C shares of any Fund (by crediting such refunded CDSC to such shareholder's account) if, within 60 days of such redemption, all or any portion of the redemption proceeds are reinvested in shares of the same class in any of the Fortis Funds. Any reinvestment within 60 days of a redemption to which the CDSC was paid will be made without the imposition of a front-end sales charge but will be subject to the same CDSC to which such amount was subject prior to the redemption. The CDSC Period will run from the original investment date.

SHAREHOLDER INQUIRIES

Inquiries should be directed to your broker-dealer or sales representative, or to the Fund at the telephone number or mailing address listed on the cover of this Prospectus. A $10 fee will be charged for copies of Annual Account Summaries older than the preceding year.

APPENDIX

TAX-EXEMPT BOND RATINGS

STANDARD & POOR'S CORPORATION. Its ratings for municipal debt have the following definitions:

Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated "BB," "B," "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating "CI" is reserved for income bonds on which no interest is being paid.

Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

"NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries generally.

MOODY'S INVESTORS SERVICE, INC. Its ratings for municipal bonds include the following:

Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

Bonds which are rated "A" possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

STANDARD & POOR'S CORPORATION. A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols are as follows:

SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

SP-3 -- Speculative capacity to pay principal and interest.

MOODY'S INVESTORS SERVICES. Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk may be less important over the short run. In the case of variable rate demand obligations, two ratings are assigned; one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of variable rate demand obligations is designated as VMIG. Moody's ratings for short-term loans have the following definitions:

MIG_1/VMIG_1.  This designation  denotes best  quality. There  is present strong
protection  by   established  cash   flows,  superior   liquidity  support,   or
demonstrated broad-based access to the market for refinancing.

MIG_2/VMIG_2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG_3/VMIG_3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG_4/VMIG_4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

TAX-EXEMPT DEMAND BONDS

Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/ A-1+"). For the newer "demand notes," Standard & Poor's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

                       [Page 22 Left Blank Intentionally]

FORTIS-Registered Trademark-
                        --------------------------------------------------------
                    ACCOUNT APPLICATION

                           Complete this application to open a new Fortis
                           account or to add services to an existing Fortis
                           account. For personal service, please call your
Mail to:                   investment professional or Fortis at 1-800-800-2638,
FORTIS MUTUAL FUNDS        ext. 3012.
CM-9614                    DO NOT USE TO OPEN A FORTIS IRA, SEP, 403(B) OR
St. Paul, MN 55170-9614    FORTIS MONEY FUND ACCOUNT.

________________________________________________________________________________
 1    ACCOUNT INFORMATION
________________________________________________________________________________

Please provide the information requested below:

/ /INDIVIDUAL: Please print your name, Social Security number, U.S. citizen status.

/ /JOINT TENANT: List all names, one Social Security number, one U.S. citizen status.
/ /UNIFORM GIFT/TRANSFER TO MINORS: Provide name of custodian (ONLY ONE) and minor, minor's Social Security number, minor's U.S. citizen status and date of birth of minor.

/ /TRUST: List trustee and trust title, including trust date, trust's Taxpayer
   ID number
/ /CORPORATION, ASSOCIATION, PARTNERSHIP: Include full name, Taxpayer ID number. / /FORTIS KEY PLAN: Include Social Security number.
/ /QUALIFIED PLAN: Include name of Plan and trustee, Plan's Taxpayer ID number. / / OTHER: _____________________________________________________________________
--------------------------------------------------
Owner (Individual, 1st Joint Tenant, Custodian, Trustee) (Please print)

------------------------------------------------------------------------
Owner (2nd Joint Tenant, Minor, Trust Name) (Please print)

------------------------------------------------------------------------
Additional information, if needed

------------------------------------------------------------------------
Street address

------------------------------------------------------------------------
City                                            State            Zip

------------------------------------------------------------------------
Social Security number (Taxpayer ID)

(     )
--------------------------------------------------
Daytime phone                       Date of birth
                                    (Uniform Gift/Transfer to Minors)
Date of Trust (if applicable) __________________________________________________

Are you a U.S. citizen?  / / Yes   / / No
If no, country of permanent residence __________________________________________

95749 (12/95)
________________________________________________________________________________
 2    TRANSFER ON DEATH
________________________________________________________________________________

Please indicate the Primary Beneficiary with "PB" after the beneficiary(ies) name(s). Indicate Contingent Beneficiary with "CB." Indicate Lineal Descendant Per Stirpes with "LDPS" if you want ownership to pass to the legal heirs of the primary beneficiary in the event a designated beneficiary dies before the account owner.
TOD IS ONLY AVAILABLE FOR INDIVIDUAL AND JOINT TENANTS (JTWROS) ACCOUNTS.

BENEFICIARY(IES):

Name _____________________________ SS# _________________________________________
Name _____________________________ SS# _________________________________________
Name _____________________________ SS# _________________________________________

________________________________________________________________________________
 3    INVESTMENT ACCOUNT
________________________________________________________________________________

A. PHONE ORDERS

Was order previously phoned in? If yes, date ___________________________________
Confirmation # ___________________________ Account # ___________________________
FOR PHONE ORDERS, CHECK MUST BE MADE PAYABLE TO FORTIS INVESTORS

B. MAIL-IN ORDERS

Check enclosed for $____________________________. (MADE PAYABLE TO FORTIS FUNDS)
                                                             MUST INDICATE CLASS

  1)  ----------  $   ----------                        A / / B / / C / / H / /
      Fund Name       Amount or %                      Class
  2)              $                                     A / / B / / C / / H / /
      ----------      ----------
      Fund Name       Amount or %                      Class
  3)              $                                     A / / B / / C / / H / /
      ----------      ----------
      Fund Name       Amount or %                      Class
  4)              $                                     A / / B / / C / / H / /
      ----------      ----------
      Fund Name       Amount or %                      Class
  5)              $                                     A / / B / / C / / H / /
      ----------      ----------
      Fund Name       Amount or %                      Class

________________________________________________________________________________
 4    EXEMPTION FROM SALES CHARGE
________________________________________________________________________________

CHECK IF APPLICABLE (for net asset value purchases):
/ / I am a member of one of the categories of persons listed under "Exemptions from Sales Charge" in the prospectus. I qualify for exemption from the sales charge because ____________________________________________________________.

/ / I was (within the past 60 days) the owner of a fixed annuity contract not deemed a security or a shareholder of an unrelated mutual fund with a front-end and/or deferred sales charge. I have attached the mutual fund/insurance check (or copy of the redemption confirmation/surrender form).

________________________________________________________________________________
 5    SIGNATURE & CERTIFICATION
________________________________________________________________________________

I HAVE RECEIVED AND READ EACH APPROPRIATE FUND PROSPECTUS AND UNDERSTAND THAT ITS TERMS ARE INCORPORATED BY REFERENCE INTO THIS APPLICATION. I AM OF LEGAL AGE AND LEGAL CAPACITY.

I understand that this application is subject to acceptance by Fortis Investors, Inc.

I certify, under penalties of perjury, that:

(1) The Social Security number or Taxpayer ID number provided is correct; and (cross out the following if not true)

(2) that the IRS has never notified me that I am subject to 31% backup withholding, or has notified me that I am no longer subject to such backup withholding.
Each person signing on behalf of any entity represents that his or her actions are authorized. It is agreed that all Fortis Funds, Fortis Investors, Fortis Advisers and their officers, directors, agents and employees will not be liable for any loss, liability, damage or expense for relying upon this application or any instruction believed genuine.

IF YOU ARE NOT SIGNING AS AN INDIVIDUAL, STATE YOUR TITLE OR CAPACITY (INCLUDE APPROPRIATE DOCUMENTS VERIFYING YOUR CAPACITY).
AUTHORIZED SIGNATURE(S)
X
--------------------------------------------------
     Owner, Custodian, Trustee                                  Date
X
--------------------------------------------------
     Joint Owner, Trustee                                       Date
________________________________________________________________________________
 6    DEALER/REPRESENTATIVE INFORMATION
________________________________________________________________________________

--------------------------------------------------
Representative's name (please print)

------------------------------------------------------------------------
Name of Broker/Dealer

------------------------------------------------------------------------
Branch Office address

------------------------------------------------------------------------
Representative's signature

                                    (     )
------------------------------------------------------------------------
Representative's number                 Representative's Phone Number

------------------------------------------------------------------------
AUTHORIZED SIGNATURE OF BROKER/DEALER
________________________________________________________________________________
 7    DISTRIBUTION OPTIONS
________________________________________________________________________________

If no option is selected, all distributions will be reinvested in the same Fortis fund(s) selected above. Please note that distributions can only be reinvested in the SAME CLASS.
/ / Reinvest dividends and capital gains
/ / Dividends in cash and reinvest capital gains (See Section 9 for payment options.)
/ / Dividends and capital gains in cash (See Section 9 for payment options.)
/ / Distributions into another Fortis fund (must be SAME CLASS).
    ____________________________________________________________________________
                Fund  Name                 Fund/Account #  (if existing account)
________________________________________________________________________________
 8    SYSTEMATIC EXCHANGE PROGRAM
________________________________________________________________________________

Fortis' Systematic Transfer Program allows you to transfer money from any Fortis fund, in which you have a current balance of at least $1,000, into any other Fortis fund (maximum of three), on a monthly basis. The minimum amount for each transfer is $50. Generally, transfers between funds must be within the SAME CLASS. See prospectus for details.

------------------------------------------------------------------------
Fund from which shares will be exchanged:             Effective Date

FUND(S) TO RECEIVE INVESTMENT(S):

--------------------------------------------------------------------------------
                  Fund                           Amount to invest monthly
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

________________________________________________________________________________
 9    WITHDRAWAL OPTIONS
________________________________________________________________________________

A. CASH DIVIDENDS

PLEASE SEND THE PAYMENT TO:

/ / My bank. (Please complete Bank Information in Section D next page.)

/ / My address of record.

B. SYSTEMATIC WITHDRAWAL PLAN
Please consult your financial or tax adviser before electing a Systematic Withdrawal Plan.

Please redeem shares from my Fortis ______________________________________ Fund, account number _______________________ in the amount of $______________________.

Effective Payment Date____________________________  ____________________________
                        Month                                 Day

FREQUENCY:    / / Monthly        DATE:    / / Semi-Annually
              / / Quarterly               / / Annually

PLEASE SEND THE PAYMENT TO:

/ / My bank. (Please complete Bank Information in Section D next page.)
/ / My address of record. (If bank option is not chosen, check will be processed on the 15th of every month.)

C. TELEPHONE OPTIONS

/ / TELEPHONE EXCHANGE. All exchanges must be into accounts having the identical registration-ownership. All authorized signatures listed in Section 5 (or your registered representative with shareholder consent) can make telephone transfers.
/ / TELEPHONE REDEMPTION ($25,000 LIMIT AND NOT AVAILABLE FOR QUALIFIED PLANS)
    If you have not changed your address in the past 60 days, you are eligible for this service. This option allows all authorized signatures in Section 5 (or your registered representative with shareholder consent) to redeem up to $25,000 from your Fortis account.

PLEASE SEND THE PAYMENT TO:

/ / My bank. (Please complete Bank Information in Section D next page.) / / My address of record.

(WITHDRAWAL OPTIONS, CONTINUED)

D. BANK INFORMATION

I request Fortis Financial Group (FFG) to pay sums due me by crediting my bank account in the form of electronic entries. This authorization will remain in effect until I notify FFG.

TYPE OF ACCOUNT:    / / Checking    / / Savings
Bank name ______________________________________________________________________
Address ________________________________________________________________________
City, State, Zip _______________________________________________________________
Name of bank account ___________________________________________________________
Bank account number ____________________________________________________________
Bank transit number ____________________________________________________________
Bank phone number ______________________________________________________________

ATTACH A VOIDED CHECK FROM YOUR BANK CHECKING ACCOUNT
________________________________________________________________________________
 10    REDUCED FRONT-END SALES CHARGES
________________________________________________________________________________

A. RIGHT OF ACCUMULATION

/ / I own shares of more than one fund in the Fortis Family of Funds, which may entitle me to a reduced sales charge.

--------------------------------------------------------------------------------
Name on account                           Account number

--------------------------------------------------------------------------------
Name on account                           Account number

--------------------------------------------------------------------------------
Name on account                           Account number

B. STATEMENT OF INTENT
I agree to invest $________ over a 13-month period beginning __________, 19__ (not more than 90 days prior to this application). I understand that an additional sales charge must be paid if I do not complete my purchase.
________________________________________________________________________________
 11    PRIVILEGED ACCOUNT SERVICE
________________________________________________________________________________

Fortis' Privileged Account Service systematically rebalances your funds back to your original specifications ($10,000 minimum per account). All funds must be
within the SAME CLASS.                     START DATE:__________________________

Frequency:          / / quarterly         / / semi-annually         / / annually

            Fund Selected          Percentage
              (up to 5)             (whole %)
1)    -------------------------  ---------------
2)    -------------------------  ---------------
3)    -------------------------  ---------------
4)    -------------------------  ---------------
5)    -------------------------  ---------------

________________________________________________________________________________
 12    SUITABILITY
________________________________________________________________________________

NOTE: Must be completed with each fund application unless you provide suitability information to your broker/dealer on a different form.
State In Which Application Was Signed ____________________________________

--------------------------------------------------------------------------------
Employer

--------------------------------------------------------------------------------
Business Address

--------------------------------------------------------------------------------
City, state, ZIP

--------------------------------------------------------------------------------
Occupation                                                        Age (optional)

Is customer associated with or employed by another
NASD member?    / / Yes      / / No

--------------------------------------------------------------------------------
Please mark one box under                                      ESTIMATED
ESTIMATED ANNUAL INCOME             ESTIMATED                     NET
and one box under                    ANNUAL                      WORTH
ESTIMATED NET WORTH                  INCOME                  (Exclusive of
                                  (All Sources)            Family Residence)

--------------------------------------------------------------------------------
under $10,000

--------------------------------------------------------------------------------
$10,000 - $25,000

--------------------------------------------------------------------------------
$25,000 - $50,000

--------------------------------------------------------------------------------
$50,000 - $100,000

--------------------------------------------------------------------------------
$100,000 - $500,000

--------------------------------------------------------------------------------
$500,000 - $1,000,000

--------------------------------------------------------------------------------
Over $1,000,000

--------------------------------------------------------------------------------
Declined

--------------------------------------------------------------------------------

Source of Funds
--------------------------------------------------------------------------------

ESTIMATED TAX BRACKET
/ / 15%          / / 28%          / / 31%          / / 33%          / / Declined

INVESTMENT OBJECTIVES

/ / Growth (long-term capital appreciation)

/ / Income (cash generating)

/ / Tax-free Income

/ / Diversification
/ / Other (please specify) _________________________________________

Did you use a Fortis Asset Allocation model? / / Yes / / No
________________________________________________________________________________
 13    SYSTEMATIC INVESTMENT PLAN
________________________________________________________________________________

Complete the Automated Clearing House (ACH) Authorization Agreement Form in the prospectus and attach a VOIDED check from your bank checking account. These plans may be established for as little as $25.
________________________________________________________________________________
 14    OTHER SPECIAL INSTRUCTIONS
________________________________________________________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                    FORTIS-Registered Trademark-
                FORTIS MUTUAL FUND                  Mail to:
          AUTOMATED CLEARING HOUSE (ACH)            FORTIS MUTUAL FUNDS
             AUTHORIZATION AGREEMENT                P.O. Box 64284
                                                    St. Paul, MN 55164

Please complete each section  below to establish ACH  capability to your  Fortis
Mutual   Fund  Account.  For  personal  service,  please  call  your  investment professional or Fortis at (800) 800-2638, Ext. 3012.

________________________________________________________________________________
 1    FORTIS ACCOUNT INFORMATION
________________________________________________________________________________

Account Registration:
________________________________________________________________________________
Owner (Individual, 1st Joint Tenant, Custodian, Trustee)
________________________________________________________________________________
Owner (2nd Joint Tenant, Minor, Trust Name)
________________________________________________________________________________
Additional Information, if needed
________________________________________________________________________________
Street address
________________________________________________________________________________
City                                               State            Zip
________________________________________________________________________________
Social Security number (Taxpayer I.D.)
Account # ______________________________________________________________________

                      Fund:                           Class:
  1)
        Fund Name                                 / / A   / / B   / / C   / / H
  2)
        Fund Name                                 / / A   / / B   / / C   / / H
  3)
        Fund Name                                 / / A   / / B   / / C   / / H
  4)
        Fund Name                                 / / A   / / B   / / C   / / H
  5)
        Fund Name                                 / / A   / / B   / / C   / / H

________________________________________________________________________________
 2    BANK/FINANCIAL INSTITUTION INFORMATION
________________________________________________________________________________

PLAN TYPE:          / / New Plan          / / Bank Change

ACCOUNT TYPE:       / /Checking           / /Savings
                      (must attach a        (must attach a
                      voided check)         deposit slip)

________________________________________________________________________________
Transit Number

________________________________________________________________________________
Bank Account Number

________________________________________________________________________________
Account Owner (if other than name of Depositor)

________________________________________________________________________________
Depositor's Daytime Phone Number

CLEARLY PRINT THE BANK/FINANCIAL INSTITUTION'S NAME AND ADDRESS BELOW:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
Signature of Depositor                                          Date

________________________________________________________________________________
Signature of Joint-Depositor                                    Date

________________________________________________________________________________
 3    SELECT OPTION
________________________________________________________________________________

I.    INVESTMENT OPTION(S)
      A.    / /   Invest via FORTIS INFORMATION LINE by
                  phone (minimum $25, maximum $10,000)
                  Please allow up to four business days for deposit
                  into Fortis Funds. Transactions after 3:00 p.m.
                  (CST) will be processed the following business
                  day.
                  *Not available on tax qualified accounts such as
                  IRA, SEP, SARSEP and Key plans.
      B.    / /   Systematic Investment Plan
                  / / New Plan
                  / / Change Plan
      I request Fortis Financial Group (FFG) to obtain payment of sums becoming due the company by charging my account in the form of electronic debit entries. I request and authorize the financial institution named to accept, honor and charge those entries to my account. Please allow 30 days for collected funds to be available in your Fortis account.
      Draft Date (1-26 only): ----------------------------

      Amount per Fund (Min. $25): ----------------------

      Beginning Draft Month: ----------------------------

II.   WITHDRAWAL OPTION(S)
      (Please consult your financial or tax adviser before electing a systematic withdrawal plan. For tax qualified accounts, additional forms are required for distribution.)
      A.    / /   Cash Dividends
      B.    / /   Redeem via FORTIS INFORMATION LINE by
                  phone (minimum $100, maximum $25,000)
                  Please allow up to four business days for
                  withdrawal to credit your bank account.
                  Transactions after 3:00 p.m. (CST) will be
                  processed the following business day.
                  *Not available on tax qualified accounts such as
                  IRA, SEP, SARSEP and Key plans.
      C.    / /   Systematic Withdrawal Plan
                  / / New Plan
                  / / Change Plan
      I request Fortis Financial Group (FFG) to pay sums due me by crediting my bank account in the form of electronic entries. I request and authorize the financial institution to accept, honor and credit those entries to my account.

      Withdrawal Date (1-26 only): -----------------------

      Amount per Fund (Min. $25): ----------------------

      Beginning Withdrawal Month: ----------------------

________________________________________________________________________________
 4    SIGNATURES
________________________________________________________________________________

Each person signing on behalf of any entity represents that his or her actions are authorized. It is agreed that all Fortis Funds, Fortis Investors, Fortis Advisers and their officers, directors, agents and employees will not be liable for any loss, liability, damage or expense for relying upon this application or any instruction believed genuine.

This authorization will remain in effect until I notify FFG. I hereby terminate any prior Authorization of FFG to initiate charges to this account. I understand that any returned item or redemption of the entire account may result in termination of my Automated Clearing House agreement. This authorization will become effective upon acceptance by FFG at its home office.

Authorized Signature(s)

X ______________________________________________________________________________
   Owner, Custodian, Trustee                                Date

X ______________________________________________________________________________
   Joint Owner, Trustee                                     Date

FORTIS-Registered Trademark-
FORTIS FINANCIAL GROUP
Fortis Advisers, Inc. (fund management since 1949)
Fortis Investors, Inc. (principal underwriter; (member SIPC)
P.O. Box 64284
St. Paul, MN 55164

(800) 800-2638

             Attach additional information if more space is needed.
98049 (7/95)

PROSPECTUS
FEBRUARY 1, 1996

FORTIS TAX-FREE PORTFOLIOS, INC.
TAX-FREE CURRENT INCOME

95418 (REV. 2/96)

FORTIS
FORTIS FINANCIAL GROUP
P.O. BOX 64284
ST. PAUL, MN 55164

                                                        BULK RATE
                                                       U.S. POSTAGE
                                                           PAID
                                                     PERMIT NO. 3794
                                                     MINNEAPOLIS, MN

                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION

                        FORTIS TAX-FREE PORTFOLIOS, INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 1, 1996



     This Statement of Additional Information is NOT a prospectus, but should be read in conjunction with the Fortis Tax-Free Portfolios, Inc. (the "Fund") (prior to January 31, 1992, known as AMEV Tax-Free Fund, Inc.) Prospectus dated February 1, 1996. A copy of that prospectus may be obtained from your broker-dealer or sales representative. The address of Fortis Investors, Inc. ("Investors") is P.O. Box 64284, St. Paul, Minnesota 55164. Telephone: (612) 738-4000. Toll Free 1-(800) 800-2638.



No broker-dealer, sales representative, or other person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information, and if given or made, such information or representations must not be relied upon as having been authorized by the Fund or Investors. This Statement of Additional Information does not constitute an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

                                TABLE OF CONTENTS


                                                                            PAGE
ORGANIZATION AND CLASSIFICATION. . . . . . . . . . . . . . . . . . . . . . . .30
INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . . . . .30
     -    Investment Objectives. . . . . . . . . . . . . . . . . . . . . . . .30
     -    Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . .30
     -    Portfolio Turnover . . . . . . . . . . . . . . . . . . . . . . . . .32
     -    Variable Amount Master Demand Notes. . . . . . . . . . . . . . . . .32
          -    Illiquid Securities . . . . . . . . . . . . . . . . . . . . . .32
          -    Risks of Transactions in High-Yielding Securities . . . . . . .33
          -    Special Considerations Relating to Minnesota Tax
               Exempt Bonds. . . . . . . . . . . . . . . . . . . . . . . . . .34
          -    Special Considerations Relating to New York Tax
               Exempt Bonds. . . . . . . . . . . . . . . . . . . . . . . . . .35
DIRECTORS AND EXECUTIVE OFFICERS . . . . . . . . . . . . . . . . . . . . . . .44
INVESTMENT ADVISORY AND OTHER SERVICES . . . . . . . . . . . . . . . . . . . .48
          - General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .48
          -    Control and Management of Advisers and Investors. . . . . . . .49
          -    Investment Advisory and Management Agreement. . . . . . . . . .50
PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE . . . . . . . . . . . . . .52
CAPITAL STOCK  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .53
COMPUTATION OF NET ASSET VALUE AND PRICING . . . . . . . . . . . . . . . . . .55
SPECIAL PURCHASE PLANS . . . . . . . . . . . . . . . . . . . . . . . . . . . .57
          - Statement of Intention . . . . . . . . . . . . . . . . . . . . . .57
          - Gifts or Transfers to Minor Children . . . . . . . . . . . . . . .57
          - Systematic Investment Plan . . . . . . . . . . . . . . . . . . . .57
          - Exchange Privilege . . . . . . . . . . . . . . . . . . . . . . . .58
          -    Reinvested Dividend/Capital Gains Distributions
               between Fortis Funds. . . . . . . . . . . . . . . . . . . . . .58
          -    Purchases by Fortis, Inc. (or its Subsidiaries)
               or Associated Persons . . . . . . . . . . . . . . . . . . . . .58
          -    Purchases by Fund Directors or Officers . . . . . . . . . . . .58
          -    Purchases by Representatives or Employees of
               Broker-Dealers. . . . . . . . . . . . . . . . . . . . . . . . .59
          -    Purchases by Registered Investment Companies. . . . . . . . . .59
          -    Purchases with Proceeds from Redemption of
               Unrelated Mutual Fund Shares or Surrender of
               Certain Fixed Annuity Contracts . . . . . . . . . . . . . . . .59
          -    Purchases by Employees of Certain Banks and
               Other Financial Services Firms. . . . . . . . . . . . . . . . .59
          -    Purchases by Investment Advisers, Trust Companies,
               and Bank Trust Departments Exercising Discretionary
               Investment Authority or Using a Money Management
               Mutual Fund "Wrap" Program. . . . . . . . . . . . . . . . . . .59
          -    Purchases by Certain Pathfinder Fund Accounts . . . . . . . . .59
REDEMPTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .59
          - Systematic Withdrawal Plan . . . . . . . . . . . . . . . . . . . .60
          - Reinvestment Privilege . . . . . . . . . . . . . . . . . . . . . .60
TAXATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .61
UNDERWRITER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .62
PLAN OF DISTRIBUTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . .63
PERFORMANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .63
TAX-EXEMPT VERSUS TAXABLE INCOME . . . . . . . . . . . . . . . . . . . . . . .67
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .72
CUSTODIAN; COUNSEL; ACCOUNTANTS. . . . . . . . . . . . . . . . . . . . . . . .72
LIMITATION OF DIRECTOR LIABILITY . . . . . . . . . . . . . . . . . . . . . . .72
ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . .72

                         ORGANIZATION AND CLASSIFICATION

     An investment company is an arrangement by which a number of persons invest in a company that in turn invests in securities of other companies. The Fund operates as an "open-end" investment company because it generally must redeem an investor's shares upon request. The National and Minnesota Portfolios operate as "diversified" investment companies because they offer investors an opportunity to minimize the risk inherent in all investments in securities by spreading their investment over a number of issuers. However, diversification cannot eliminate such risks. The New York Portfolio operates as a "nondiversified" investment company.

                       INVESTMENT OBJECTIVES AND POLICIES

     The National and Minnesota Portfolios will operate as "diversified" investment companies as defined under the Investment Company Act of 1940 (the "1940 Act"), which means that they each must meet the following requirements:

               At least 75% of the value of its total assets will be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio and to not more than 10% of the outstanding voting securities of such issuer.

                              INVESTMENT OBJECTIVES

     The Fund currently is comprised of three separate investment portfolios, each with its own investment goals, policies, and investment restrictions. The investment objective of the National Portfolio is to seek as high a level of current income exempt from federal income tax as is believed to be consistent with the preservation of capital. The National Portfolio will invest primarily in securities of states, territories, and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, and instrumentalities. The investment objective of the Minnesota Portfolio is to seek as high a level of current income exempt from both federal and Minnesota income tax as is believed to be consistent with the preservation of capital.
The Minnesota Portfolio will invest primarily in securities which are issued by the State of Minnesota, its agencies, instrumentalities, and political subdivisions. The investment objective of the New York Portfolio is to seek as high a level of current income exempt from federal, New York State, and New York City income tax as is believed to be consistent with the preservation of capital. The New York Portfolio will invest primarily in securities which are issued by the State of New York, its agencies, instrumentalities, and political subdivisions.

                             INVESTMENT RESTRICTIONS

     The following investment restrictions are deemed fundamental policies. They may be changed only by the vote of a "majority" of the outstanding voting securities of each Portfolio, which as used in this Statement of Additional Information means the lesser of: (i) 67% or more of the shares present at a shareholders' meeting if more than 50% of the Portfolio's outstanding shares are represented at the meeting in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolio.

     None of the Portfolios may:

     (1) Buy or hold any commodity or commodity future contracts, or any oil, gas or mineral exploration or development program.

     (2) Invest directly in real estate or interests in real estate; however, the Portfolios may invest in interests in debt securities secured by real estate or interests therein, or debt securities issued by companies which invest in real estate or interests therein.

     (3) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under applicable laws.

     (4) Purchase securities on margin or otherwise borrow money or issue senior securities, except that the Portfolio, in accordance with its investment objectives and policies, may purchase securities on a when-issued, delayed delivery, or forward commitment basis (including the entering into of "roll" transactions). The Portfolio may also obtain such short-term credit as it needs for the clearance of securities transactions, and may borrow from a bank as a temporary measure to facilitate redemptions (but not for leveraging or investment) in an amount that does not exceed 10% of the value of the Portfolio's total assets. Investment securities will not be purchased while outstanding bank borrowings (including "roll" transactions) exceed 5% of the value of the Portfolio's total assets.

     (5) Make loans to other persons, except that it may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets (including the amount lent) if such loans are secured by collateral at least equal to the market value of the securities lent, provided that such collateral shall be limited to cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents. Loans shall not be deemed to include repurchase agreements or the purchase or acquisition of a portion of an issue of notes, bonds, debentures, or other debt securities, whether or not such purchase or acquisition is made upon the original issuance of the securities. ("Total assets" of a Portfolio includes the amount lent as well as the collateral securing such loans.)

     The following investment restriction may be changed by the Board of Directors of the Fund (the "Board of Directors") without shareholder approval.

     The Portfolios will not:

     (1) Invest more than 5% of its net assets in securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization. (Although the Portfolio indirectly absorbs its pro rata share of the other investment companies' expenses through the yield received on these securities, management believes the yield and liquidity features of these securities to, at times, be more beneficial to the Portfolio than other types of short-term securities and that the indirect absorption of these expenses has a de minimus effect on the Portfolio's return.)

     (2)  Write, purchase, or sell put or call options.

     (3) Invest more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable Securities and Exchange Commission rules and interpretations. Securities that have been determined to be liquid by the Board of Directors of the Fund or Advisers subject to the oversight of such Board of Directors will not be subject to this limitation.

     (4)  Make short sales, except for sales "against the box."

     (5) Mortgage, pledge, or hypothecate its assets, except to the extent necessary to secure permitted borrowings.

     (6)  Invest in real estate investment trusts.

     (7) Invest more than 5% of its net assets, valued at the lower of cost or market, in warrants; nor, within such amount, invest more than 2% of such net assets in warrants not listed on the New York Stock Exchange or American Stock Exchange. Warrants attached to securities or acquired in units are excepted from the above limitations.

     (8) Invest in real estate limited partnerships or in oil, gas, and other mineral leases.

     (9) Buy securities of any issuer for the purpose of exercising control or management.

     Any investment policy or restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

                               PORTFOLIO TURNOVER

     Portfolio turnover, as described in the Prospectus, is the ratio of the lesser of annual purchases or sales of portfolio securities to average monthly portfolio value, not including short-term securities. A 100% portfolio turnover rate would occur, for example, if all of the Fund's portfolio securities were replaced within one year.

     The Portfolios' portfolio turnover rates for the fiscal year ended September 30, 1995 and the three-month fiscal period ended September 30, 1994, respectively, were as follows: National Portfolio--35% and 17%; Minnesota Portfolio--27% and 8%; and New York Portfolio--10% and 0%.

                       VARIABLE AMOUNT MASTER DEMAND NOTES

     The Fund may invest in variable amount master demand notes. These instruments are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. They allow the investment of fluctuating amounts by the Fund at varying market rates of interest pursuant to arrangements between the Fund, as lender, and the borrower. Variable amount master demand notes permit a series of short-term borrowings under a single note. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. Such notes provide that the interest rate on the amount outstanding varies on a daily basis depending upon a stated short-term interest rate barometer. Advisers will monitor the creditworthiness of the borrower throughout the term of the variable master demand note. It is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender shall not sell or otherwise transfer the note without the borrower's consent. Thus, variable amount master demand notes may under certain circumstances be deemed illiquid assets. However, such notes will not be considered illiquid where the Fund has a "same day withdrawal option," I.E., where it has the unconditional right to demand and receive payment in full of the principal amount then outstanding together with interest to the date of payment.

                               ILLIQUID SECURITIES

     Each of the Portfolios may invest in illiquid securities, including "restricted" securities. (A restricted security is one which was originally sold in a private placement and was not registered with the Securities and Exchange Commission (the "Commission" or the "SEC") under the Securities Act of 1933 (the "1933 Act") and which is not free to be resold unless it is registered with the Commission or its sale is exempt from registration.) However, no Portfolio will invest more than 15% of the value of its net assets in illiquid securities, as determined pursuant to applicable Commission rules and interpretations.

     The staff of the SEC has taken the position that the liquidity of securities in the portfolio of a fund offering redeemable securities is a question of fact for a board of directors of such a fund to determine, based upon a consideration by such board of the readily available trading markets and a review of any contractual restrictions. The SEC staff also acknowledges that, while such a board retains ultimate responsibility, it may delegate this function to the fund's investment adviser.

     The Board of Directors of the Fund has adopted procedures to determine liquidity of certain securities, including commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act and securities that are eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933

Act. Under these procedures, factors taken into account in determining the liquidity of a security include (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Section 4(2) commercial paper or a Rule 144A security that when purchased enjoyed a fair degree of marketability may subsequently become illiquid, thereby adversely affecting the liquidity of the Portfolio.

     Illiquid securities may offer a higher yield than securities that are more readily marketable. The sale of illiquid securities, however, often requires more time and results in higher brokerage charges or dealer discounts or other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A Portfolio may also be restricted in its ability to sell such securities at a time when it is advisable to do so. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

                RISKS OF TRANSACTIONS IN HIGH-YIELDING SECURITIES

     While at least 90% of each Portfolio will be of "investment grade" quality, up to 10% may be invested in non-investment grade securities (securities rated below BBB). Participation in lower rated securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, often related to sensitivity to interest rates, economic changes, solvency, and relative liquidity in the secondary trading market.

     The high yielding, high risk securities market is still relatively new and its recent growth paralleled a long period of economic expansion and an increase in merger, acquisition, and leveraged buyout activity. Such securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers, and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of such securities may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. While the Portfolios do not generally directly invest in corporate obligations, the credit quality of certain types of industrial development bonds is at least in part a function of the credit quality of the underlying corporate obligation.

     Yields on high yield, high risk securities will fluctuate over time. The prices of such securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a security held by a Portfolio defaulted, such Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of such securities and such Portfolio's asset value. Furthermore, in the case of such securities structured as zero coupon securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.


     High-yielding, high risk securities present risks based on payment expectations. For example, such securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolios would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yielding, high risk security's value will decrease in a rising interest rate market, as will the value of such Portfolio's assets. If the Portfolios experience unexpected net redemptions, this may force them to sell such securities, without regard to their investment merits, thereby decreasing the asset base upon which the Portfolios' expenses can be spread and possibly reducing the rate of return.

     To the extent that there is no established secondary market, there may be thin trading of high-yielding, high risk securities. This may adversely affect the ability of the Fund's Board of Directors to accurately value such securities and the Portfolio's assets, and the Portfolios' ability to dispose of the securities. Securities valuation becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of such securities, especially in a thinly traded market. Illiquid or restricted high-yielding, high risk securities purchased by the Portfolios may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

     Certain risks are associated with applying credit ratings as a method for evaluating high-yielding, high risk securities. For example, credit ratings evaluate the safety of principal and interest payments, not market value risk of such securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, Advisers continuously monitors the issuers of such securities held by the Portfolios to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the securities' liquidity so the Portfolios can meet redemption requests. The achievement of the investment objective of the Portfolios may be more dependent upon Advisers' own credit analysis than is the case for higher quality bonds. Also, the Portfolios may retain a portfolio security whose rating has been changed if the security otherwise meets the Portfolio's investment objective and investment criteria.

          SPECIAL CONSIDERATIONS RELATING TO MINNESOTA TAX EXEMPT BONDS

     Minnesota's constitutionally prescribed fiscal period is a biennium, and the state operates on a biennial budget basis. Legislative appropriations for each biennium are prepared and adopted during the final legislative session of the immediately preceding biennium. Prior to each fiscal year of a biennium, the state's Department of Finance allots a portion of the applicable biennial appropriation to each agency or other entity for which an appropriation has been made. An agency or other entity may not expend monies in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, the state's Commissioner of Finance, with the approval of the Governor, is required to reduce allotments to the extent necessary to balance expenditures and forecast available resources for the then current biennium. The Governor may prefer legislative action when a large reduction in expenditures appears necessary, and if the state's legislature is not in session the Governor is empowered to convene a special session.

     Frequently in recent years, legislation has been required to eliminate projected budget deficits by raising additional revenue, reducing expenditures, including aids to political subdivisions and higher education, reducing the State's budget reserve, imposing a sales tax on purchases by local governmental units, and making other budgetary adjustments. The Minnesota Department of Finance November 1995 Forecast has projected that, under current laws, the State will complete its current biennium June 30, 1997 with a $15 million surplus, plus a $350 million cash flow account balance, plus a $220 million budget reserve. Total General Fund expenditures and transfers for the biennium are projected to be $18.7 billion. State expenditures for education finance (K-12), post-secondary education, and human services in the biennium ending June 30, 1997 are not anticipated to be sufficient to maintain program levels of the previous biennium. Although it is not possible to anticipate economic performance four years into the future, planning estimates (extrapolations) for the biennium ending June 30, 1999 show a General Fund deficit of $28 million, after funding a $350 million cash flow account plus a $220 million budget reserve, if current law is not changed. Accordingly, there may be additional revenue increases or spending cuts relative to current law. The State is party to a variety of civil actions that could adversely affect the State's General Fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. The November 1995 Forecast states that pending federal legislation could reduce federal aid to Minnesota's state and local governments by a total of $3.2 billion over seven years. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in State budget forecasts and planning estimates may create additional budgetary pressures.

     State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota, but generally the State has no obligation to make payments on local obligations in the event of a default. Even with respect to revenue obligations, no assurance can be given that economic or other fiscal difficulties and the resultant impact on State and local government finances will not adversely affect the ability of the respective obligors to make timely payment of the principal and interest on Minnesota municipal obligations that are held by the Fund or the value or marketability of such obligations.

     Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system unusually sensitive to economic conditions. In 1993, the structure of the State's economy closely paralleled the structure of the United States economy as a whole. State employment in ten major sectors was distributed in approximately the same proportions as national employment.

     During the period from 1980 to 1990, overall employment growth in Minnesota lagged behind national growth; total employment increased 17.9% in Minnesota while increasing 20.1% nationally. Most of Minnesota's relatively slower growth during this period is associated with declining agricultural employment and with the two recessions in the United States economy occurring in the early 1980s, which were more severe in Minnesota than nationwide. Minnesota non-farm employment growth generally kept pace with that of the nation after the end of the 1981-82 recession. Employment data through 1994 indicate that the recession that began in July 1990 was less severe in Minnesota than in the national economy. During 1993, 1994, and the first five months of 1995, the State's unemployment rate was generally less than the national unemployment rate, averaging 5.1% in 1993 as compared to the national average of 7.4%, 4.0% in 1994 as compared to the national average of 6.1%, and 3.9% for the first five months of 1995 as compared to the national average of 5.8%.

     Since 1980, Minnesota per capita personal income has been within three percentage points of national per capita personal income. Minnesota per capita income has generally remained above the national average during this period in spite of the early 1980s recessions and some difficult years in agriculture. In 1994, Minnesota per capita income was 103.0% of the national average. During 1993-4, personal income in Minnesota grew more rapidly than the United States average, with a growth of 8.04% in Minnesota as compared to a United States average of 5.89%. Between 1990 and 1994, Minnesota non-agricultural employment increased 8.5%, compared to a national average of 4.2%.

     Between 1983 and 1994, increases in retail sales in Minnesota averaged 6.4% per year, compounded.

          SPECIAL CONSIDERATIONS RELATING TO NEW YORK TAX EXEMPT BONDS

     As described above, except during temporary defensive periods, the New York Portfolio will invest at least 80% of its net assets in New York Tax Exempt Bonds. The New York Portfolio is therefore susceptible to political, economic or regulatory factors affecting New York State and governmental bodies within New York State. Some of the more significant events and conditions relating to the financial situation in New York are summarized below. The following information provides only a brief summary of the complex factors affecting the financial situation in New York, is derived from sources that are generally available to investors and is believed to be accurate. It is based on information drawn from the Annual Information Statement of the State of New York dated June 23, 1995 and updates thereto issued on July 28, 1995 and October 26, 1995, and from other official statements and prospectuses issued by, and other information reported by, the State of New York (the "State"), by its various public bodies (the "Agencies"), and other entities located within the State, including the City of New York (the "City"), in connection with the issuance of their respective securities.

(1) THE STATE: New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. Travel and tourism constitute an important part of New York's economy. Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-

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

related industries. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated more in the service-producing sector.

     The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

     During the calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation. In the 1990-91 recession, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1984. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher.

     The State has the second highest combined state and local tax burden in the United States. The burden of state and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State. The State's 1995-96 budget reflects significant actions to reduce the burden of State taxation, including adoption of a 3-year, 20 percent reduction in the State's personal income tax.

     The State Financial Plan is based on a projection by State's Division of the Budget ("DOB") of national and State economic activity. The national economy began the current expansion in 1991 and has added over 7 million jobs since early 1992. However, the recession lasted longer in the State and the State's economic recovery has lagged behind the nation's. Although the State has added approximately 185,000 jobs since November 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. New York's economic forecast calls for employment growth to slow significantly in 1996 as the pace of national economic growth slackens, entire industries experience consolidations, and governmental employment continues to shrink. Personal income is expected to increase more moderately in 1996 than in 1995.

     1995-96 FISCAL YEAR. The State's current fiscal year commenced on April 1, 1995, and ends on March 31, 1996 (the "1995-96 fiscal year"). The State's budget for the 1995-96 fiscal year was enacted by the Legislature on June 7, 1995, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for the 1995-96 fiscal year was formulated on June 20, 1995 and is based on the State's budget as enacted by the legislature and signed into law by the Governor.

     In his Executive Budget, the Governor indicated that in the 1995-96 fiscal year, the State Financial Plan, based on then-current law governing spending and revenues, would be out of balance by almost $4.7 billion. The Governor proposed additional tax cuts, which were larger than those ultimately adopted, and which added $240 million to the then projected imbalance or budget gap, bringing the total to approximately $5 billion. This gap is projected to be closed in the 1995-96 State Financial Plan based on the enacted budget, through a series of actions, mainly spending reductions and cost containment measures and certain reestimates that are expected to be recurring, but also through the use of one-time solutions.

     The General Fund is projected to be balanced on a cash basis for the 1995-96 fiscal year. Total receipts and transfers from other funds are projected to be $33.110 billion, a decrease of $48 million from total receipts in the prior fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $33.055 billion, a decrease of $344 million from the total amount disbursed in the prior fiscal year.

     In recent years, State actions affecting the level of receipts and disbursements, as well as the relative strength of the State and regional economy, actions of the Federal government and other factors, have created structural gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. As noted, the 1995-96 enacted budget combines significant tax and program reductions which will, in the current and future years, lower both the recurring receipts base (before the effect of any economic stimulus from such tax reductions) and the historical annual growth in State program spending. Notwithstanding these changes, the State can expect to continue to confront structural deficits in future years.

     The 1995-96 State Financial Plan includes actions that will have an effect on the budget outlook for State fiscal year 1996-97 and beyond. The DOB estimates that the 1995-96 State Financial Plan contains actions that provide nonrecurring resources or savings totalling approximately $900 million. The Comptroller believes that the amount of nonrecurring resources or savings exceeds $1.0 billion. The DOB also estimates that the 1995-96 State Financial Plan contains nonrecurring expenditures totalling nearly $250 million. The net amount of nonrecurring resources used in the 1995-96 State Financial Plan, accordingly, is estimated by the DOB at over $600 million.

     In addition to this use of nonrecurring resources, the 1995-96 State Financial Plan reflects actions that will directly affect the State's 1996-97 fiscal year baseline receipts and disbursements. The three-year plan to reduce State personal income taxes will decrease State tax receipts by an estimated $1.7 billion in State fiscal year 1996-97, in addition to the amount of reduction in State fiscal year 1995-96. Further significant reductions in the personal income tax are scheduled for the 1997-98 State fiscal year. Other tax reductions enacted in 1994 and 1995 are estimated to cause an additional reduction in receipts of over $500 million in 1996-97, as compared to the level of receipts in 1995-96. Similarly, many actions taken to reduce disbursements in the State's 1995-96 fiscal year are expected to provide greater reductions in State fiscal year 1996-97.

     The net impact of these and other factors is expected to produce a potential imbalance in receipts and disbursements in State fiscal year 1996-97. The Governor has indicated that in the 1996-97 Executive Budget he will propose to close this potential imbalance primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions. On October 2, 1995, the State Comptroller released a report entitled "Comptroller's Report on the Financial Conditions of New York State 1995" in which he identified several risks to the State Financial Plan and reaffirmed his estimate that the State faces a potential imbalance in receipts and disbursements of at least $2.7 billion for the State's 1996-97 fiscal year and at least $3.9 billion for the State's 1997-98 fiscal year.

     To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. To correct recurring budgetary imbalances, the State would need to take significant actions to align recurring receipts and disbursement in future fiscal years. There can be no assurance, however that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

     The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the state. For example, a significant risk to the 1995-96 State Financial Plan arises from tax legislation pending in Congress. Changes to Federal tax treatment of capital gains are likely to flow through automatically to the State personal income tax. Such changes, depending upon their precise character and timing, and upon taxpayer response, could produce either revenue gains or losses during the balance of the State's fiscal year. Uncertainties with respect to both the economy and potential decisions at the Federal level add further pressure on future budget balance in New York State. Specific budget proposals being discussed at the Federal level but not included in the State's current economic forecast would (if enacted) have a disproportionately negative impact on the longer-term outlook for the State's economy as compared to other states. Because of the uncertainty and unpredictability of these potential changes, their impact is not included in the assumptions underlying the State's projections.

     The 1995-96 State Financial Plan is based upon forecasts by the DOB of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, Federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurances that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the Federal government, and changes in the demand for and use of State services. There can be no assurance that the State's projections for tax and other receipts for the 1995-96 fiscal year are not overstated and will not be revised downward, or that disbursements will not be in excess of the amounts projected. Such variances could adversely affect the State's cash flow during the 1995-96 fiscal year or subsequent fiscal years, as well as the State's ability to achieve a balanced budget on a cash basis for such fiscal year or subsequent fiscal years.

     The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Projections and estimates of receipts from taxes have been subject to variance in recent fiscal years. The personal income tax, the sales tax, and the corporation franchise tax have been particularly subject to overestimation as a result of several factors, most recently the significant slowdown in the national and regional economies and uncertainties in taxpayer behavior as a result of actual and proposed changes in Federal tax laws. As a result of the foregoing uncertainties and other factors, actual results could differ materially and adversely from the projections discussed herein, and those projections may be changed materially and adversely from time to time.

     In the past, the State has taken management actions and made use of internal sources to address cash flow needs and State Financial Plan shortfall, and DOB believes it could take similar action should variances from its projections occur in the current and/or subsequent fiscal years. Those variances could, however, affect the State's ability to achieve a balanced budget on a cash basis for the current and/or subsequent fiscal years.

     There can be no assurance that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years. There can be no assurance, however, that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future years, nor can there be any assurance that budgetary difficulties will not lead to further adverse consequences for the State and its obligations.

     As a result of changing economic conditions and information, public statements or reports may be released by the Governor, members of the State Legislature, and their respective staffs, as well as others involved in the budget process from time to time. Those statements or reports may contain predictions, projections or other items of information relating to the State's financial condition, as reflected in the 1995-96 State Financial Plan, that may vary materially and adversely from the information provided herein.

     INDEBTEDNESS. As of March 31, 1995, the total amount of long-term State general obligation debt authorized but unissued stood at $1.789 billion. As of the same date, the State had approximately $5.181 billion in general obligation debt, including $149.3 million in bond anticipation notes outstanding.

     As of March 31, 1995, $17.980 billion of bonds, issued in connection with lease-purchase and contractual-obligation financings of State capital programs, were outstanding. The total amount of outstanding State-supported debt as of March 31, 1995 was $27.913 billion. As of March 31, 1995, total State-related debt (which includes the State-supported debt, moral obligation and certain other financings and State-guaranteed debt) was $36.1 billion.

     The State anticipates that its capital programs will be financed, in part, through borrowings by the State and public authorities in the 1995-96 fiscal year. The State expects to issue $248 million in general obligation bonds (including $70 million for purposes of redeeming outstanding BANs) and $186 million in general obligation commercial paper. The Legislature has also authorized the issuance of up to $33 million in certificates of participation during the State's 1995-96 fiscal year for equipment purchases and $14 million for capital purposes. The projection of the State regarding its borrowings for the 1995-96 fiscal year may change if circumstances require.

     In June 1990, legislation was enacted creating the New York Local Government Assistance Corporation ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, and has been authorized to issue its bonds to provide net proceeds of up to $529 million during the State's 1995-96 fiscal year to redeem notes sold in June 1995.

     RATINGS. As of September 1995, Moody's Investor Service, Inc.'s ("Moody's") rating of the State's general obligation bonds stood at A, and Standard & Poor's Ratings Group's ("S&P's") rating stood at A--. Moody's lowered its rating to A on June 6, 1990, its rating having been A1 since May 27, 1986. S&P lowered its rating from A to A-- on January 13, 1992. S&P's previous ratings were A from March 1990 to January 1992, AA-- from August 1987 to March 1990 and A+ from November 1982 to August 1987.

(2) THE CITY AND THE MUNICIPAL ASSISTANCE CORPORATION ("MAC"): The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways.

     In February 1975, the New York State Urban Development Corporation ("UDC"), which had approximately $1 billion of outstanding debt, defaulted on certain of its short-term notes. Shortly after the UDC default, the City entered a period of financial crisis. Both the State Legislature and the United States Congress enacted legislation in response to this crisis. During 1975, the State Legislature (i) created MAC to assist with long-term financing for the City's short-term debt and other cash requirements and (ii) created the State Financial Control Board (the "Control Board") to review and approve the City's budgets and four-year financial plans (the financial plans also apply to certain City-related public agencies).

     The national economic downturn which began in July 1990 adversely affected the City economy, which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and the City's economy declined in those two years. Beginning in 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated and the City's economy improved, boosted by strong wage gains. However, after noticeable improvements in the City's economy during calendar year 1994, the City's current four-year financial plan assumes that economic growth will slow in calendar year 1996, with local employment increasing modestly. During the 1995 fiscal year, the City experienced substantial shortfalls in payments of non-property tax revenues from those forecasted.

     For each of the 1981 through 1993 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"). The City was required to close substantial budget gaps in its recent fiscal years in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain a balanced budget, or that it can maintain a balanced budget without additional tax or other revenue increases or reductions in City services, which could adversely affect the City economic base.

     Pursuant to State law the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The current financial plan extends through the 1999 fiscal year. The City is required to submit its financial plans to review bodies, including the Control Board. If the City were to experience certain adverse financial circumstances, including the occurrence or the substantial likelihood of the occurrence of an annual operating deficit of more than $100 million or the loss of access to the public credit markets to satisfy the City's capital and seasonal financial requirements, the Control Board would be required by State law to exercise certain powers, including prior approval of City financial plans, proposed borrowings and certain contracts.

     The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. The State's 1995-96 Financial Plan projects a balanced General Fund. If the State experiences revenue shortfalls or spending increases during its 1995-96 fiscal year or subsequent years, such developments could result in reductions in projected State aid to the City. In addition, there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline and that there will not be adverse effects on the City's cash flow and additional City expenditures as a result of such delays.

     The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1996 through 1999 fiscal years. The City projections set forth in its financial plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in such financial plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief, State legislative approval of future State budgets, levels of education expenditures as may be required by State law, adoption of future City budgets by the New York City Council, approval by the Governor or the State Legislature and the cooperation of MAC with respect to various other actions proposed in such financial plan, and the impact on City revenues of proposals for Federal and State welfare reform.

     Implementation of its financial plan is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1996 through 1999 contemplates the issuance of $9.7 billion of general obligation bonds primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make capital investments. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The terms and success of projected public sales of City general obligation bonds and notes will be subject to prevailing market conditions, and no assurance can be given that such sales will be completed. If the City were unable to sell its general obligation bonds and notes, it would be prevented from meeting its planned capital and operating expenditures. Future developments concerning the City and public discussion of such developments, the City's future financial needs and other issues may affect the market for outstanding City general obligation bonds or notes.

     The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues may be less and future expenditures may be greater than those forecast in the financial plan. In addition, the Control Board staff and others have questioned whether the City has the capacity to generate sufficient revenues in the future to provide the level of services included in the financial plan. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

     1995 FISCAL YEAR. On July 21, 1995, the City submitted to the Control Board a fourth quarter modification to the financial plan for the 1995 fiscal year. The City projects a balanced budget in accordance with GAAP for the 1995 fiscal year after taking into account a transfer of $75 million.

     1996-99 FINANCIAL PLAN. On July 11, 1995, the City submitted to the Control Board the 1996-99 Financial Plan, which relates to the City, the Board of Education and the City University of New York. The 1996-99 Financial Plan is based on the City's expense and capital budgets for the City's 1996 fiscal year, which were adopted on June 14, 1995, and sets forth proposed actions by the City for the 1996 fiscal year to close substantial projected budget gaps resulting from lower than projected tax receipts and other revenues and greater than projected expenditures. In addition to substantial proposed agency expenditure reductions and productivity, efficiency and labor initiatives negotiated with the City's labor unions, the 1996-99 Financial Plan reflects a strategy to substantially reduce spending for entitlements for the 1996 and subsequent fiscal years.

     The 1996-99 Financial Plan also sets forth projections for the 1997 through 1999 fiscal years and outlines a proposed gap-closing program to close projected budget gaps of $888 million, $1.5 billion and $1.4 billion for the 1997, 1998 and 1999 fiscal years, respectively, after successful implementation of the $3.1 billion gap-closing program for the 1996 fiscal year. The proposed gap-closing actions, a substantial number of which are not specified in detail, include various actions which may be subject to State or Federal approval.

     On July 24, 1995, the City Comptroller issued a report on the 1996-99 Financial Plan. The report concluded that the 1996-99 Financial Plan includes total risks of $749 million to $1.034 billion for the 1996 fiscal year. With respect to the 1997-99 fiscal years, the report noted that the gap-closing program in the 1996-99 Financial Plan does not include information about how the City will implement the various gap-closing programs, and that the entitlement cost containment and revenue initiatives will require approval of the State legislature. The report estimated that the 1996-99 Financial Plan includes total risks of $2.0 billion to $2.5 billion in the 1997 fiscal year, $2.8 billion to $3.3 billion in the 1998 fiscal year, and $2.9 billion to $3.4 billion in the 1999 fiscal year.

     In early December 1994, the City Comptroller issued a report which noted that the City is currently seeking to develop and implement plans which will satisfy the Federal Environmental Protection Agency that the water supplied by the City watershed areas does not need to be filtered. The City Comptroller noted that, if the City is ordered to build filtration plants, they could cost as much as $4.75 billion to construct, with annual debt service and operating costs of more than $500 million, leading to a water rate increase of 45%.

     On December 16, 1994, the City Comptroller issued a report noting that the capacity of the City to issue general obligation debt could be greatly reduced in future years due to the decline in value of taxable real property. The report concluded that the debt incurring power of the City would likely be curtailed substantially in the 1997 and 1998 fiscal years.

     On July 21, 1995, the staff of the Control Board issued a report on the 1996-99 Financial Plan which identified risks of $873 million, $2.1 billion, $2.8 billion and $2.8 billion for the 1996 through 1999 fiscal years, respectively.

     On June 14, 1995, the staff of the Office of the State Deputy Comptroller for the City of New York ("OSDC") issued a report on the financial plan with respect to the 1995 fiscal year. The report noted that, during the 1995 fiscal year, the City faced adverse financial developments totaling over $2 billion resulting from the inability to initiate approximately 35% of the City's gap-closing program, as well as newly-identified spending needs and revenue shortfalls. The report noted that the City relied heavily on one-time actions to offset adverse developments, using $2 billion in one-time resources in the 1995 fiscal year, or nearly double the 1994 amount.

     On July 24, 1995, the staff of the OSDC issued a report on the 1996-99 Financial Plan. The report concluded that there remains a budget gap for the 1996 fiscal year of $392 million, largely because the City and its unions have yet to reach an agreement on how to achieve $160 million in unspecified labor savings and the remaining $100 million in recurring health insurance savings from last year's agreement. The report further noted that growth in City revenues is being constrained by the weak economy in the City, which is likely to be compounded by the slowing national economy, and that there is a likelihood of a national recession during the course of the 1996-99 Financial Plan. Moreover, the report noted that State and Federal budgets are undergoing tumultuous changes, and that the potential for far-reaching reductions in intergovernmental assistance is clearly on the horizon, with greater uncertainty about the impact on City finances and services.

     LITIGATION. The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contracts, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, of the proceedings and claims are not currently predictable, adverse determinations in certain such proceedings and claims might have a material adverse effect upon the City's ability to carry out its financial plan. As of June 30, 1994, the City estimated its potential future liability in respect of outstanding claims to be approximately $2.6 billion. The 1996-99 Financial Plan includes provisions for judgments and claims of $279 million, $236 million, $251 million and $264 million for the 1996 through 1999 fiscal years, respectively.

     RATINGS. On July 10, 1995, S&P revised downward its rating on City general obligation bonds from A-- to BBB+ and removed City bonds from CreditWatch. S&P stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector." Other factors identified by S&P in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance financial plans, optimistic projections of additional Federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels. Fitch Investors Service, Inc. continues to rate the City general obligations bonds A--. Moody's rating for City general obligation bonds is Baa1.

     On February 11, 1991, Moody's had lowered its rating from A. Previously, Moody's had raised its rating to A in May 1988, to Baa1 in December 1986, to Baa in November 1983 and to Ba1 in November 1981. S&P had raised its rating to A-- in November 1987, to BBB+ in July 1985 and to BBB in March 1981.

     INDEBTEDNESS. As of June 30, 1995, the City and MAC had, respectively, $23.258 billion and $4.033 billion of outstanding net long-term indebtedness.

(3) THE STATE AGENCIES: Certain Agencies of the State, including the State Housing Finance Agency ("HFA") and the UDC, have faced substantial financial difficulties which could adversely affect the ability of such Agencies to make payments of interest on, and principal amounts of, their respective bonds. The difficulties have in certain instances caused the State (under so-called "moral obligation" provisions, which are non-binding statutory provisions for State appropriations to maintain various debt service reserve funds) to appropriate funds on behalf of the Agencies. Moreover, it is expected that the problems faced by these Agencies will continue and will require increasing amounts of State assistance in future years. Failure of the State to appropriate necessary amounts or to take other action to permit those Agencies having financial difficulties to meet their obligations (including HFA and UDC) could result in a default by one or more of the Agencies. Such default, if it were to occur, would be likely to have a significant adverse effect on investor confidence in, and therefore the market price of, obligations of the defaulting Agencies. In addition, any default in payment on any general obligation of any Agency whose bonds contain a moral obligation provision could constitute a failure of certain conditions that must be satisfied in connection with Federal guarantees of City and MAC obligations and could thus jeopardize the City's long-term financing plans.

(4) STATE LITIGATION: The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are a number of cases challenging the constitutionality or the adequacy and effectiveness of a variety of significant social welfare programs primarily involving the State's mental hygiene programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care which could require substantial increased financing of the litigated programs in the future.

     The State is also engaged in a variety of contract and tort claims wherein significant monetary damages are sought. Actions commenced by several Indian nations claim that significant amounts of land were unconstitutionally taken from the Indians in violation of various treaties and agreements during the eighteenth and nineteenth centuries. The claimants seek recovery of approximately six million acres of land as well as compensatory and punitive damages.

     Adverse developments in the foregoing proceedings or new proceedings could adversely affect the financial condition of the State in the 1995-96 fiscal year or thereafter.

(5) OTHER MUNICIPALITIES: Certain localities in addition to New York City could have financial problems leading to requests for additional State assistance and the need to reduce their spending or increase their revenues. The potential impact on the State of such actions by localities is not included in projections of State revenues and expenditures in the State's 1995-96 fiscal year

     Fiscal    difficulties experienced by the City of Yonkers ("Yonkers")
resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the Fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

     Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1993, the total indebtedness of all localities in the State other than New York City was approximately $17.7 billion. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Fifteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1993.

     From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities.
If the State, New York City or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State, including notes or bonds in the Fund, could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions, and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures, and other economic trends could adversely affect localities and require increasing State assistance in the future.

     For more information on the Portfolio's investment objectives and policies see the Fund Prospectus, "Investment Objectives and Policies."
--------------------------------------------------------------------------------

                        DIRECTORS AND EXECUTIVE OFFICERS

The names, addresses, principal occupations, and other affiliations of directors and executive officers of Fortis Money are given below:



                                POSITION WITH                             PRINCIPAL OCCUPATION AND AFFILIATIONS WITH
   NAME & ADDRESS                  THE FUND                               "AFFILIATED PERSONS" OR INVESTORS (PAST 5 YEARS)
   --------------               -------------                             ------------------------------------------------
Richard W. Cutting                 Director                 Certified public accountant and financial consultant.
137 Chapin Parkway
Buffalo, New York

Allen R. Freedman*                 Director                 Chairman, President and Chief Executive Officer of Fortis, Inc.;
One Chase Manhattan Plaza                                   a Managing Director of Fortis International, N. V.
New York, New York

Dr. Robert M. Gavin                Director                 President, Macalester College.
1600 Grand Avenue
St. Paul, Minnesota

Benjamin S. Jaffray                Director                 Chairman of the Sheffield Group, Ltd., a financial
4040 IDS Center                                             consulting group.
Minneapolis, Minnesota

Jean L. King                       Director                  President, Communi-King, a communications consulting firm.
12 Evergreen Lane
St. Paul, Minnesota

Dean C. Kopperud*                  President and            Chief Executive Officer and a Director of Advisers,
500 Bielenberg Drive               Director                 President and a Director of Investors, and Senior Vice
Woodbury, Minnesota                                         President and a Director of Fortis Benefits Insurance
                                                            Company and Time Insurance Company.

Edward M. Mahoney                  Director                 Retired; prior to December, 1994, Chairman and Chief
2760 Pheasant Road                                          Executive Officer and a Director of Advisers and Investors,
Excelsior, Minnesota                                        Senior Vice President and a Director of Fortis Benefits
                                                            Insurance Company, and Senior Vice President of Time Insurance
                                                            Company.


Robb L. Prince                     Director                 Retired; prior to June, 1995, Vice President and Treasurer,
5108 Duggan Plaza                                           Jostens, Inc., a producer of products and services for the
Edina, Minnesota                                            youth, education, sports award, and recognition markets.

Leonard J. Santow                  Director                 Principal, Griggs & Santow, lncorporated, economic and
75 Wall Street                                              financial consultants.
21st Floor
New York, New York


                                       44


Joseph M. Wikler                   Director                 Investment consultant and private investor; prior to
12520 Davan Drive                                           January, 1994, Director of Research, Chief Investment
Silver Spring, Maryland                                     Officer, Principal, and a Director, The Rothschild Co.,
                                                            Baltimore, Maryland. The Rothschild Co. is an investment
                                                            advisory firm.

Gary N. Yalen                      Vice President           President and Chief Investment Officer of Advisers (since
One Chase Manhattan Plaza                                   August, 1995) and Fortis Asset Management, a division of
New York, New York                                          Fortis, Inc., New York, NY, and Senior Vice Presdient,
                                                            Investments, Fortis, Inc.

Howard G. Hudson                   Vice President           Executive Vice President of Advisers (since August, 1995)
One Chase Manhattan Plaza                                   and Senior Vice President, Fixed Income, Fortis Asset
New York, New York                                          Management; prior to February, 1991, Senior Vice
                                                            President, Fairfield Research, New Canaan, CT.

James S. Byrd                      Vice President           Executive Vice President of Advisers and Investors; prior
5500 Wayzata Boulevard                                      to March, 1991, Senior Vice President, Templeton
Golden Valley, Minnesota                                    Investment Counsel, Inc., Fort Lauderdale, Florida.

Stephen M. Poling                  Vice President           Executive Vice President and Director of Advisers
5500 Wayzata Boulevard                                      and Investors.
Golden Valley, Minnesota

Fred Obser                         Vice President           Senior Vice President of Advisers (since August, 1995)
One Chase Manhattan Plaza                                   and Senior Vice President, Equities, Fortis Asset Management
New York, New York

Dennis M. Ott                      Vice President           Senior Vice President of Advisers and Investors.
5500 Wayzata Boulevard
Golden Valley, Minnesota

Nicholas L.M. dePeyster            Vice President           Vice President of Advisers (since August, 1995) and Vice
One Chase Manhattan Plaza                                   President, Equities, Fortis Asset Management; prior to
New York, New York                                          July, 1991, Research Associate, Smith Barney, Inc., New York, NY

Charles J. Dudley                  Vice President           Vice President of Advisers and Fortis Asset Management;
One Chase Manhattan Plaza                                   prior to August 1995, Senior Vice President, Sun America
New York, New York                                          Asset Management, Los Angeles, CA.

Maroun M. Hayek                    Vice President           Vice Presdient of Advisers (since August, 1995) and
One Chase Manhattan Plaza                                   Vice President, Fixed Income, Fortis Asset Management.
New York, New York


                                       45


Robert C. Lindberg                 Vice President           Vice President of Advisers and Investors; prior to
One Chase Manhattan Plaza                                   July, 1993, Vice President, Portfolio Manager, and Chief
New York, New York                                          Securities Trader, COMERICA, Inc., Detroit, Michigan.
                                                            COMERICA, Inc. is a bank.

Kevin J. Michels                   Vice President           Vice President of Advisers (since August, 1995) and
One Chase Manhattan Plaza                                   Vice President, Administration, Fortis Asset Management.
New York, New York

Stephen M. Rickert                 Vice President           Vice President of Advisers (since August 1995) and
One Chase Manhattan Plaza                                   Corporate Bond Analyst, Fortis Asset Management; from
New York, New York                                          August, 1993 to April, 1994, Corporate Bond Analyst,
                                                            Dillon, Read & Co., Inc., New York, NY; prior to June,
                                                            1992, Corporate Bond Analyst, Western Asset
                                                            Management, Los Angeles, CA.

Keith R. Thomson                   Vice President           Vice President of Advisers and Investors.
5500 Wayzata Boulevard
Golden Valley, Minnesota

Christopher J. Woods               Vice President           Vice President of Advisers (since August 1995) and
One Chase Manhattan Plaza                                   Vice President, Fixed Income, Fortis Asset Management; prior
New York, New York                                          to November, 1992, Head of Fixed Income, The Police and
                                                            Firemen's Disability and Pension Fund of Ohio, Columbus, OH.

Robert W. Beltz, Jr.               Vice President           Vice President-Securities Operations of Advisers
500 Bielenberg Drive                                        and Investors; Vice President of Fortis Benefits
Woodbury, Minnesota                                         Insurance Company.


                                       46


Thomas D. Gualdoni                 Vice President           Vice President of Advisers, Investors, and Fortis Benefits
500 Bielenberg Drive                                        Insurance Company.
Woodbury, Minnesota

Larry A. Medin                     Vice President           Senior Vice President--Sales of Advisers and Investors;
500 Bielenberg Drive                                        from August 1992 to November 1994, Senior Vice President,
Woodbury, Minnesota                                         Western Divisional Officer of Colonial Investment Services, Inc.,
                                                            Boston, Massachusetts; from June 1991 to August 1992, Regional
                                                            Vice President, Western Divisional Officer of Alliance Capital
                                                            Management, New York, New York; prior to June 1991, Senior
                                                            Vice Presdient, National Sales Director, Met Life State
                                                            Street Investment Services, Inc.

Jon H. Nicholson                   Vice President           Senior Vice President--Marketing and Product Development
500 Bielenberg Drive                                        of Fortis Benefits Insurance Company; Senior Vice
Woodbury, Minnesota                                         President of Advisers and Investors; Director of Investors.

David A. Peterson                  Vice President           Vice President and Assistant General Counsel, Fortis
500 Bielenberg Drive                                        Benefits Insurance Company.
Woodbury, Minnesota


Richard P. Roche                   Vice President           Vice President of Advisers and Investors; prior to
500 Bielenberg Drive                                        August, 1995, President of Prospecting By Seminars, Inc.
Woodbury, Minnesota                                         Guttenberg, NJ.

Anthony J. Rotondi                 Vice President           Senior Vice President of Advisers; from January, 1993 to
500 Bielenberg Drive                                        August, 1995, Senior Vice President, Operations, Fortis
Woodbury, Minnesota                                         Benefits Insurance Company; prior to January, 1993,
                                                            Senior Vice President, Information Technology, Fortis, Inc.

Rhonda J. Schwartz                 Vice President           Senior Vice President, General Counsel, and Secretary
500 Bielenberg Drive                                        of Advisers and Investors; Senior Vice President and
Woodbury, Minnesota                                         General Counsel, Life and Investment Products, Fortis
                                                            Benefits Insurance Company and Vice President and General
                                                            Counsel, Life and Investment Products, Time Insurance
                                                            Company; prior to January, 1996, Vice President, General
                                                            Counsel, Fortis, Inc. (1993-1995); prior to 1993, Attorney,
                                                            Norris, McLaughlin & Marcus, Washington, DC.

Michael J. Radmer                  Secretary                Partner, Dorsey & Whitney P.L.L.P., the Fund's General Counsel.
220 South Sixth Street
Minneapolis, Minnesota

Tamara L. Fagely                   Treasurer                Second Vice President of Advisers and Investors.
500 Bielenberg Drive
Woodbury, Minnesota

___________________

  * Mr. Kopperud is an "interested person" (as defined under the 1940 Act) of Fortis Money, Advisers, and Investors primarily because he is an officer of each. Mr. Freedman is an "interested person" of Fortis

     Money, Advisers, and Investors because he is Chairman and Chief Executive Officer of Fortis, Inc. ("Fortis"), the parent company of Advisers and indirect parent company of Investors, and a Managing Director of Fortis International, N. V., the parent company of Fortis.

     All of the above officers and directors also are officers and/or directors of other investment companies of which Advisers is the investment adviser. No compensation is paid by the Fund to any of its officers or directors except for a fee of $100 per month, $100 per meeting attended, and $100 per applicable committee meeting attended (and reimbursement of travel expenses to attend meetings) to each director not affiliated with Advisers. For the fiscal period ended September 30, 1995, the National Portfolio, Minnesota Portfolio, and New York Portfolio, paid $8,909, $7,000, and $1,777 respectively, in directors' fees to directors who were not affiliated with Advisers or Investors and reimbursed two such directors a total of $383, $397, and $120, respectively, for travel expenses incurred in attending directors' meetings. During the same period, the National Portfolio, Minnesota Portfolio, and New York Portfolio paid legal fees and expenses of $23,277, $17,105, and $3,479, respectively, to a law firm of which the Fund's Secretary is a partner. As of September 30, 1995, the directors and executive officers as a group beneficially owned LESS THAN 1% of the outstanding shares of each Portfolio. Directors Gavin, Jaffray, Kopperud, Mahoney and Prince are members of the Executive Committee of the Board of Directors. While the Executive Committee is authorized to act in the intervals between regular board meetings with full capacity and authority of the full Board of Directors, except as limited by law, it is expected that the Committee will act only infrequently.

     The following table sets forth the aggregate compensation received by each director during the fiscal year ended September 30, 1995, as well as the total compensation received by each director from the Fund and all other open-end investment companies managed by Advisers during the fiscal year ended September 30, 1995. Neither Mr. Freedman, who is an officer of the parent company of Advisers, nor Mr. Kopperud, who is an officer of Advisers and Investors, received any such compensation and they are not included in the table. No executive officer of the Fund received compensation from the Fund during the fiscal year ended September 30, 1995.



                              Aggregate           Pension or                                    Total
                            Compensation     Retirement Benefits       Estimated          Compensation from
                              from the        Accrued as Part of    Annual Benefits          Fund Complex
        Director               Company         Company Expenses     Upon Retirement      Paid to Director(1)
-------------------------------------------------------------------------------------------------------------
Richard W. Cutting             $1,900                 0                    0                   $32,300
Dr. Robert M. Gavin             1,700                 0                    0                    30,100
Benjamin S. Jaffray             1,900                 0                    0                    32,300
Jean L. King                    2,000                 0                    0                    33,400
Edward M. Mahoney               1,400                 0                    0                    23,950
Thomas R. Pellet(2)             1,900                 0                    0                    32,300
Robb L. Prince                  1,800                 0                    0                    31,200
Leonard J. Santow               1,790                 0                    0                    31,100
Joseph M. Wikler                1,900                 0                    0                    32,300


(1) Includes aggregate compensation paid by the Fund and all 10 Other Fortis Funds paid to the Director.
(2) Mr. Pellett resigned as a director of the Fortis Funds effective December 7, 1995.

                     INVESTMENT ADVISORY AND OTHER SERVICES

                                     GENERAL

     Fortis Advisers, Inc. ("Advisers") has been the investment adviser and manager of the Fund since the Fund began business in 1982. Investors acts as the Fund's underwriter. Both act as such pursuant to written agreements periodically approved by the directors or shareholders of the Fund. The address of both is that of the Fund.

     As of September 30, 1995, Advisers managed twenty-eight investment company portfolios with combined net assets of approximately $4,068,451,000 and one private account with net assets of approximately

$17,770,000. Fortis Financial Group also has approximately $2.0 billion in insurance reserves. As of the same date, the investment company portfolios had an aggregate of 222,175 shareholders, including 4,962 shareholders of the Fund.

     During the fiscal year ended September 30, 1995, the three-month fiscal period ended September 30, 1994, and the fiscal year ended June 30, 1994, the National Portfolio and the Minnesota Portfolio paid advisory and management fees as follows: National Portfolio--$557,889, $147,364, and $598,148, Minnesota Portfolio--$387,530, $99,924, and $402,022. During the same periods, Investors received $151,195, $54,730, and $579,654, respectively, for underwriting the National Portfolio's shares, and $95,293, $34,819, and $267,998, respectively, for underwriting the Minnesota Portfolio's shares. Of the amounts received, Investors paid $122,346, $43,947, and $473,014, respectively to broker-dealers and registered representatives for selling shares of the National Portfolio and $80,081, $29,921, and $227,529, for selling shares of the Minnesota Portfolio.

     During the fiscal periods ended September 30, 1995, Investors received the following amounts pursuant to the Plan of Distribution (see "Plan of distribution"), paid the following amounts to broker-dealers and registered representatives, and in addition to such amount (along with Advisers) spent the following amounts on activities related to the distribution of the Fund's shares:

                              NATIONAL                MINNESOTA                NEW YORK
                              PORTFOLIO               PORTFOLIO                PORTFOLIO
FISCAL PERIOD ENDED:     SEPTEMBER 30, 1995       SEPTEMBER 30, 1995      SEPTEMBER 30, 1995
--------------------     ------------------       ------------------      ------------------
Amount Received               $  9,454                  $ 5,282                  $1,894
                              --------                  -------                  ------
Amount Paid                    102,714                   37,206                   5,750
                              --------                  -------                  ------
Additional Expenses             57,176                   26,105                   3,539
   Paid                       --------                  -------                  ------


     The New York Portfolio commenced operations on June 1, 1991, as a result of the transfer of substantially all of the assets of the Pathfinder Fund, a series of The Pathfinder Heritage Funds, to that Portfolio. The Pathfinder Fund operated on a September 30 fiscal year end. Empire of American Advisory Services, Inc. ("EAASI") and Empire National Securities, Incorporated ("ENSI") acted as investment adviser and manager and as distributor, respectively, for the Pathfinder Fund since commencement of operations of the Pathfinder Fund in 1987 through May 31, 1991. During the fiscal year-ended September 30, 1995, the three-month fiscal period ended September 30, 1994, and the fiscal year ended June 30, 1994, the New York Portfolio paid advisory and management fees of $99,309 (less $63,096 reimbursed), $26,011, and $111,126 (less $14,541 reimbursed).

     During the fiscal year-ended September 30, 1995, the three-month fiscal period ended September 30, 1994, and the fiscal year ended June 30, 1994, Investors received $11,694, $3,485, and $36,746, respectively, for underwriting the New York Portfolio's shares. Of the amount received, Investors paid $10,124, $2,905, and $31,425, respectively, to broker-dealers and registered representatives for selling shares of the Portfolio.

                CONTROL AND MANAGEMENT OF ADVISERS AND INVESTORS

     Fortis owns 100% of the outstanding voting securities of Advisers, and Advisers owns all of the outstanding voting securities of Investors.

     Fortis, located in New York, New York, is a wholly owned subsidiary of Fortis International, N.V., which has approximately $100 billion in assets worldwide and is in turn a wholly owned subsidiary of AMEV/VSB 1990 N.V. ("AMEV/VSB 1990").

     AMEV/VSB 1990 is a corporation organized under the laws of The Netherlands to serve as the holding company for all U.S. operations and is owned 50% by Fortis AMEV and 50% by Fortis AG. AMEV/VSB 1990 owns a group of companies active in insurance, banking and financial services, and real estate development in The Netherlands, the United States, Western Europe, Australia, and New Zealand.

     Fortis AMEV is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Fortis AG is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. Fortis AMEV and Fortis AG own a group of companies (of which AMEV/VSB 1990 is one) active in insurance, banking and financial services, and real estate development in The Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim.

     Dean C. Kopperud is Chief Executive Officer of Advisers and President of Investors; Gary N. Yalen is President and Chief Investment Officer of Advisers; James S. Byrd and Stephen M. Poling are Executive Vice Presidents of Advisers and Investors; Howard G. Hudson is Executive Vice President of Advisers; Debra
L. Foss, Larry A. Medin, Jon H. Nicholson, Dennis M. Ott and Anthony J. Rotondi are Senior Vice Presidents of Advisers and Investors; Rhonda J. Schwartz is Senior Vice President, General Counsel, and Secretary of Advisers and Investors; Fred Obser is Senior Vice President of Advisers; Robert W. Beltz, Jr., Thomas D. Gualdoni, Robert C. Lindberg, Richard P. Roche, and Keith R. Thomson are Vice Presidents of Advisers and Investors; Nicholas L. M. dePeyster, Charles J. Dudley, Maroun M. Hayek, Kevin J. Michels, Stephen M. Rickert, and Christopher
J. Woods are Vice Presidents of Advisers; John E. Hite is 2nd Vice President and Assistant Secretary of Advisers and Investors; Carol M. Houghtby is 2nd Vice President and Treasurer of Advisers and Investors; Tamara L. Fagely, Barbara W. Kirby, and Deborah K. Kramer are 2nd Vice Presidents of Advisers and Investors; David C. Greenzang is Money Market Portfolio Officer of Advisers, Michael D. O'Connor is Qualified Plan Officer of Advisers and Investors; Barbara J. Wolf is Trading Officer of Advisers; Scott R. Plummer is Assistant Secretary of Advisers and Investors; Joanne M. Herron is Assistant Treasurer of Advisers and Investors and Sharon R. Jibben is Assistant Secretary of Advisers.

     Messrs. Kopperud, Yalen, and Poling are the Directors of Advisers.

     All of the above persons reside or have offices in the Minneapolis/St. Paul area, except Messrs. Yalen, Hudson, dePeyster, Dudley, Hayek, Lindberg, Michels, Obser, Rickert, Woods and Greenzang, who are all located in New York City.

                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

     Advisers acts as investment adviser and manager of each Portfolio under separate Investment Advisory and Management Agreements (the "Agreements") dated January 31, 1992 (for National Portfolio), December 12, 1990 (for Minnesota Portfolio), and May 29, 1991 (for New York Portfolio), all of which became effective on their respective dates. Shareholders approved these Agreements on January 28, 1992, November 8, 1990, and May 29, 1991, respectively. The Agreements were last approved by the Board of Directors on December 7, 1995. The approval by the Board of Directors included approval by a majority of the directors who are not parties to the contracts, or interested persons of such parties. The Agreements will terminate automatically in the event of their assignment. In addition, the Agreements are terminable at any time, without penalty, by the Board of Directors or, with respect to any particular portfolio, by vote of a majority of the Fund's outstanding voting securities of the applicable portfolio, on not more than 60 days' written notice to Advisers, and by Advisers on 60 days' notice to the Fund. Unless sooner terminated, the Agreements continue in effect for more than two years after their execution only so long as such continuance is specifically approved at least annually by either the Board of Directors or, with respect to any particular portfolio, by a vote of a majority of the outstanding voting securities of the applicable portfolio; provided that, in either event, such continuance is also approved by the vote of the majority of the directors who are not parties to such Agreements, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

     The Agreements provide for investment advisory and management fees calculated as described in the following table. As you can see from the table, this fee decreases (as a percentage of Fund net assets) as the Fund grows. The fee percentages for the National and New York Portfolios are based upon the average net assets of the applicable Portfolio alone, while Minnesota Portfolio's fee is based upon its prorata portion of the fee based on the combined assets of the Minnesota and National Portfolios. As of December 31, 1995, the National Portfolio, Minnesota Portfolio, and New York Portfolio had net assets of approximately $77,579,000, $56,249,000, and $12,182,000, respectively.


                                                                 ANNUAL
                                                          INVESTMENT ADVISORY
                         AVERAGE NET ASSETS                AND MANAGEMENT FEE
                         ------------------               -------------------
          NATIONAL       FOR THE FIRST $50,000,000                  .8%
          PORTFOLIO      FOR ASSETS OVER $50,000,000                .7%
          MINNESOTA      FOR THE FIRST $50,000,000                  .8%
          PORTFOLIO      FOR THE NEXT $50,000,000                   .7%
                         FOR ASSETS OVER $100,000,000             .625%
          NEW YORK       FOR THE FIRST $50,000,000                  .8%
          PORTFOLIO      FOR THE NEXT $50,000,000                   .7%
                         FOR ASSETS OVER $100,000,000             .625%


     The Agreement requires the Fund to pay all its expenses which are not assumed by Advisers and/or Investors. These Fund expenses include, by way of example, but not by way of limitation, the fees and expenses of directors and officers who are not "affiliated persons" of Advisers, interest expenses, taxes, brokerage fees and commissions, fees and expenses of registering and qualifying the Fund and its shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and of printing and distributing prospectuses annually to existing shareholders, custodian charges, auditing and legal expenses, insurance expenses, association membership dues, and the expense of reports to shareholders, shareholders' meetings, and proxy solicitations.

     Advisers bears the costs of acting as the Fund's transfer agent, registrar, and dividend agent. Advisers or Investors also shall bear all promotional expenses in connection with the distribution of Fund shares, including paying for prospectuses and shareholder reports for new shareholders, and the costs of sales literature.

     For a description of Advisers' voluntary expense limitation on the New York Portfolio see the Fund Prospectus, "Fund Expenses."

     Pursuant to an undertaking given to the State of California, Advisers has agreed to reimburse the Fund monthly for any amount by which the Fund's aggregate annual expenses, exclusive of taxes, brokerage commissions, and interest on borrowing exceeds 2 1/2% on the first $30,000,000 of average net assets, 2% on the next $70,000,000, and 1 1/2% on the balance. Pursuant to an additional undertaking given to the State of California, Advisers has agreed to limit aggregate annual expenses charged to the Fund to 1.5% of the first $30,000,000 of its average net assets and 1% of its remaining average net assets with respect to any period that the Fund invests in other open-end investment companies. Advisers reserves the right to agree to lesser expense limitations from time to time. In the three-month fiscal period ended September 30, 1994, Advisers was not required to make any reimbursement to the Fund pursuant to these limitations.

     Expenses that relate exclusively to a particular Portfolio, such as custodian charges and registration fees for shares, are charged to that Portfolio. Other expenses of the Fund are allocated pro rata among the Portfolios in an equitable manner as determined by officers of the Fund under the supervision of the Board of Directors, usually on the basis of net assets or number of shares.

     Under the Agreements, Advisers, as investment adviser to the Fund, has the sole authority and responsibility to make and execute investment decisions for the Fund within the framework of the Fund's investment policies, subject to review by the Board of Directors. Advisers also furnishes the Fund with all required management services, facilities, equipment, and personnel.

     Although investment decisions for the Fund are made independently from those of the other funds or private accounts managed by Advisers, sometimes the same security is suitable for more than one fund or account. If and when two or more funds or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or account. The simultaneous purchase or sale of the same securities by the Fund and other funds or accounts may have a detrimental effect on the Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable by the Fund.

               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

     As the Fund's portfolio is exclusively composed of debt, rather than equity securities, most of the Fund's portfolio transactions are effected with dealers without the payment of brokerage commissions, but at net prices which usually include a spread or markup. In effecting such portfolio transactions on behalf of the Fund, Advisers seeks the most favorable net price consistent with the best execution. However, frequently Advisers selects a dealer to effect a particular transaction without contacting all dealers who might be able to effect such transaction, because of the volatility of the bond market and the desire of Advisers to accept a particular price for a security because the price offered by the dealer meets its guidelines for profit, yield, or both.

     Decisions with respect to placement of the Fund's portfolio transactions are made by its investment adviser. The primary consideration in making these decisions is efficiency in the execution of orders and obtaining the most favorable net prices for the Fund. When consistent with these objectives, business may be placed with broker-dealers who furnish investment research services to Advisers. Such research services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. This allows Advisers to supplement its own investment research activities and enables Advisers to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Fund. To the extent portfolio transactions are effected with broker-dealers who furnish research services to Advisers, Advisers receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions.

     Advisers has not entered into any formal or informal agreements with any broker-dealers, nor does it maintain any "formula" which must be followed in connection with the placement of Fund portfolio transactions in exchange for research services provided Advisers, except as noted below. However, Advisers does maintain an informal list of broker-dealers, which is used from time to time as a general guide in the placement of Fund business, in order to encourage certain broker-dealers to provide Advisers with research services which Advisers anticipates will be useful to it. Because the list is merely a general guide, which is to be used only after the primary criterion for the selection of broker-dealers (discussed above) has been met, substantial deviations from the list are permissible and may be expected to occur. Advisers will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if Advisers determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Advisers' overall responsibilities with respect to the accounts as to which Advisers exercises investment discretion. Generally, the Fund pays higher commissions than the lowest rates available.

     During the fiscal period ended September 30, 1995, fixed income securities transactions having an aggregate dollar value of approximately $52,302,000, $29,987,108, and $3,033,311, for the National, Minnesota, and New York Portfolios, respectively (excluding short-term securities), were traded at net prices including a spread or markup; during the same period, the Portfolios paid no brokerage commissions to brokers involved in the purchase and sale of securities for the Portfolios.

     The Portfolios will not effect any brokerage transactions in their portfolio securities with any broker-dealer affiliated directly or indirectly with Advisers, unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith, and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Portfolios. No commissions were paid to any affiliate of Advisers during the fiscal period ended September 30, 1995, the three-month fiscal period ended September 30, 1994 or the fiscal year ended June 30, 1994.

     During the fiscal period ended September 30, 1995, the Portfolios did not acquire the securities of any of its regular brokers or dealers or the parent of those brokers or dealers that derive more than fifteen percent of their gross revenue from securities-related activities.

                                  CAPITAL STOCK

     The Fund's shares have a par value of $.01 per share and equal rights to share in dividends and assets. The shares possess no preemptive or conversion rights.

     The Fund currently has three Portfolios, each issuing its own series of common shares. Each Portfolio currently offers its shares in five classes, each with different sales arrangements and bearing different expenses. Under the Fund's Articles of Incorporation, the Board of Directors is authorized to create new portfolios or classes without the approval of the shareholders of the Fund. Each share of stock will have a pro-rata interest in the assets of the Portfolio to which the stock of that series relates and will have no interest in the assets of any other Portfolio. In the event of liquidation, each share of a Portfolio would have the same rights to dividends and assets as every other share of that Portfolio, except that, in the case of a series with more than one class of shares, such distributions will be adjusted to appropriately reflect any charges and expenses borne by each individual class.

     On some issues, such as the election of directors, all shares of the Fund vote together as one series. Each share of a Portfolio has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset value of the Portfolios' shares.

     On issues affecting particular Portfolios of the Fund, the series of shares of the affected Portfolio vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one Portfolio. Shareholders of a Portfolio are not entitled to vote on any issue which does not affect that Portfolio but which requires a separate vote of another Portfolio. In voting on the Agreement, approval of the Agreement by the shareholders of a particular Portfolio would make the Agreement effective as to that Portfolio whether or not it had been approved by the shareholders of the other Portfolios.


     On December 31, 1995, the National Portfolio, Minnesota Portfolio, and New York Portfolio had 6,996,135, 5,317,048, and 1,105,735 shares outstanding, respectively. On that date, no person owned of record or, to the Fund's knowledge, beneficially as much as 5% of the outstanding shares of any Portfolio, except as follows:

     NATIONAL PORTFOLIO: Class B--21% John W. and Carol J. Heim, 6923 South Owens Street, Littleton, CO 80127-2814; 13% John M. Larson, 804 Fieldale Lane, Grayslake, IL 60030-3201; 8% Lisa J. Mol, 8974 South Greenmeadows Drive, Highlands Ranch, CO 80126-2815; 7% Jean and Joseph O'Brien, 407 Glenridge Road, Stratford, CT 06497-4338; 5% First Trust National Association, Custodian For Robert N. McDill IRA, 2731 State Road 25 North, Lafayette, IN 47905-3969; 5% Debra K. and Alan S. Kube, 8241 West Nichols Avenue,

Littleton, CO 80123-5559; Class H--12% Mark Caban, 120 Arden Drive, Glenshaw, PA 15116-1602; 11% Sylvia W. Jacobs, 73 High Street, Montclair, NJ 07042-4278; 8% Hunan Restaurant, Inc., 2100 South Columbia Road, Grand Forks, ND 58201-5895; 5% First Trust National Association, Custodian For K. L. Manternach IRA, P. O. Box 267, Summerfield, NC 27358-0267; 5% Hilary and Ernest Lisakowski, R.R. 1 Box 43, Manvel, ND 58256-9763; Class C--27% Jerry J. and Susan L. Cummins, 5340 Wolf Road, Western Springs, IL 60558-1858; 15% Gilbert W. and Barbara R. Grace, 159 Curtis Drive, Beaver Falls, PA 15010-1056; 12% Cheryl Ramos, 2005 North 50th Avenue, Omaha, NE 68104-4331; 11% Byron V. Nair, 612 Arizona Street, Glidden, IA 51443-1001; 8% Stanley G. and Ethel Zafran, 1136 Gilham Street, Philadelphia, PA 19111--5419; 8% Tina M. Yost, R.R. 1 Box 181, Worthington, WV 26591-9732.

     MINNESOTA PORTFOLIO: Class A--15% Mary C. and Paul G. Smaagaard, Mariner East Condominiums, 6211 Thomas Drive, Unit 406, Panama City Beach, FL 32408; 10% First Trust National Association, Custodian for T. S. Forsythe IRA, 10555 Joliet Avenue North, Stillwater, MN 55082-9435; 10% Garret W. and Leslie M. Johnson, 1085 Villa Lane, Detroit Lakes, MN 56501-4326; 6% Harlan J. Nickel Trust, 490 Pelham Blvd., St. Paul, MN 55104--4938; Robert E. Golden Trust, 2231 East 58th Street, Minneapolis, MN 55417-2712; Class B--18% Robert R. and Sandra R. Schreurs, 2829 Norwood Avenue, Slayton, MN 56172-1426; 13% Gary D. Floss, 1444 18th Street NW, New Brighton, MN 55112-5407; 10% Joseph J. Glatzmaier, 333 8th Street SE, Apt. 313, Minneapolis, MN 55414-1255; 8% Wilbur R. L. Trimpe, 507 Jenkran Street, Apt. 2, Morrison, IL 61270-3012; 8% Elwood C. and Mary E. Black, 814 W 43rd Street, Indianapolis, IN 46208-3311; 6% Gloria A. Jungkans, R.R. 2 Box 180, New Ulm, MN 56073-9569; 6% Erwin L. Nolte, 204 East 12th Street, Blue Earth, MN 56013-2106; 5% David L. and Eileen Cederberg, 3457 Orchard Avenue North, Crystal, MN 55422-2867; Class H--18% Donna Milam, 1735 Donegal Drive, Woodbury, MN 55125-3352; 15% Mary C. Jackson, 4300 West River Pkwy., Apt 215, Minneapolis, MN 55406-3677; 15% Keith B. Magnuson, 737 Memorial Drive, Crookston, MN 56716-1131; 7% Michael L. Scott Profit Sharing Plan, 770 Torchwood Drive, New Brighton, MN 55112-2560; 6% Betty D. Eullrich, 8407 Kell Avenue, Bloomington, MN 55437-1501; 6% Gwen A. Turman, 23315 County Road 7, Hutchinson, MN 55350-5513; 5% Myron A. Trebesch, R.R. 3 Box 167, Sleepy Eye, MN 56085-9306;
Class C--33% Rice Family Limited Partnership, P. O. Box 128, Sauk Rapids, MN 56379-0128; 25% Lois M. Elias, R. R. 1 Box 185, Kasson, MN 55944-9728; 12%
Dennis E. and Pamela M. Jones, P. O. Box 186, Lowry, MN 56349-0186; 12% Brandie
L. Pierson UTMA, R.R. 1 Box 87, Donnely, MN 56235-9742; 10% Catherine A. Estrem, 1594 Lakewood Drive, Maplewood, MN 55119-7167.

     NEW YORK PORTFOLIO: Class A--49% Margherita Petitta, 204 Babbit Road, Box 163, Bedford Hills, NY 10507-0163; 49% Maria Vittoria Petitta, 204 Babbit Road, Box 163, Bedford Hills, NY 10507-0163; Class B--76% Terrance P. Vertucci, 382 Truax Road, Amsterdam, NY 12010-7151; 13% Claudia Schellenberg, 32-43 90th Street, Apt. 202, Flushing, NY 11369-2312; Class H--22% Tracy Dinsky UGMA, 4 Deepwood Court, Old Westbury, NY 11568-1006; 22% Brett Dinsky UGMA, 4 Deepwood Court, Old Westbury, NY 11568-1006; 22% Courtney Dinsky UGMA, 4 Deepwood Court, Old Westbury, NY 11568-1006; 11% John and Madeleine Mitchell, 155 South Fordham Road, Hicksville, NY 11801-1639; 10% Wayne F. and Joyce M. Smith, 839 Nez Perce Street, Moscow, ID 83843-3837; Dennis E. Fleming, 93 Pine Road, Mastic Beach, NY 11951-2521; Class C--99% Donaldson Lufkin Jenrette Securities Corporation, Inc.,
P. O. Box 2052, Jersey City, NJ 07303-2052.

     The Fund is not required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding three percent or more of the voting shares of the Fund may demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or the chief financial officer of the Fund. Within ninety days after receipt of the demand, a regular meeting of shareholders must be held at the Fund's expense. Additionally, the 1940 Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all investment advisory contracts and amendments thereto.

     Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining shares will be unable to elect any directors.

                   COMPUTATION OF NET ASSET VALUE AND PRICING

     On September 30, 1995, the Portfolios' net asset values per share were calculated as follows:


NATIONAL PORTFOLIO

Class E
 Net Assets ($70,530,792)
 -----------------------
 Shares Outstanding (6,581,433)    = Net Asset Value Per Share ($10.72)

Class A
 Net Assets ($1,807,181)
 ----------------------
 Shares Outstanding (168,770)      = Net Asset Value Per Share ($10.71)

Class B
 Net Assets ($668,200)
 --------------------
 Shares Outstanding (62,463)       = Net Asset Value Per Share ($10.70)

Class H
 Net Assets ($1,756,529)
 ----------------------
 Shares Outstanding (164,006)      = Net Asset Value Per Share ($10.71)

Class C
 Net Assets ($105,922)
 --------------------
 Shares Outstanding (9,896)        = Net Asset Value Per Share ($10.70)

MINNESOTA PORTFOLIO

Class E
 Net Assets ($52,603,103)
 -----------------------
 Shares Outstanding (5,097,390)    = Net Asset Value Per Share ($10.32)

Class A
 Net Assets ($883,555)
 --------------------
 Shares Outstanding (85,773)       = Net Asset Value Per Share ($10.30)

Class B
 Net Assets ($179,976)
 --------------------
 Shares Outstanding (17,521)       = Net Asset Value Per Share ($10.27)

Class H
 Net Assets ($638,141)
 --------------------
 Shares Outstanding (61,971)       = Net Asset Value Per Share ($10.30)

Class C
 Net Assets ($143,053)
 --------------------
 Shares Outstanding (13,895)       = Net Asset Value Per Share ($10.30)

NEW YORK PORTFOLIO

Class E
 Net Assets ($11,882,000)
 -----------------------
 Shares Outstanding (1,092,955)    = Net Asset Value Per Share ($10.87)

Class A
 Net Assets ($48,802)
 -------------------
 Shares Outstanding (4,490)        = Net Asset Value Per Share ($10.87)

Class B
 Net Assets ($193,682)
 --------------------
 Shares Outstanding (17,863)       = Net Asset Value Per Share ($10.84)

Class H
 Net Assets ($72,372)
 -------------------
 Shares Outstanding (6,684)        = Net Asset Value Per Share ($10.83)

Class C
 Net Assets ($50,901)
 -------------------
 Shares Outstanding (4,691)        = Net Asset Value Per Share ($10.85)


     To obtain the public offering price per share, the 4.5% sales charge must be added to the net asset value obtained above:


NATIONAL PORTFOLIO

Class E
 $10.72
 ------
  .955         =  Public Offering Price Per Share ($11.23)

Class A
 $10.71
 ------
  .955         =  Public Offering Price Per Share ($11.21)

MINNESOTA PORTFOLIO

Class E
 $10.32
 ------
  .955         =  Public Offering Price Per Share ($10.81)

Class A
 $10.30
 ------
  .955         =  Public Offering Price Per Share ($10.79)

NEW YORK PORTFOLIO

Class E
 $10.87
 ------
  .955         =  Public Offering Price Per Share ($11.38)

Class A
 $10.87
 ------
  .955         =  Public Offering Price Per Share ($11.38)

     The primary close of trading of the New York Stock Exchange (the "Exchange") currently is 3:00 P.M. (Central Time), but this time may be changed. The offering price for purchase orders received in the office of the Fund after the beginning of each day the Exchange is open for trading is based on net asset value determined as of the primary closing time for business on the Exchange that day; the price in effect for orders received after such close is based on the net asset value as of such close of the Exchange on the next day the Exchange is open for trading.

     Generally, the net asset value of the Fund's shares is determined on each day on which the Exchange is open for business. The Exchange is not open for business on the following holidays (nor on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, net asset value need not be determined (i) on days on which changes in the value of the Fund's portfolio securities will not materially affect the current net asset value of the Fund's shares; or (ii) on days during which no Fund shares are tendered for redemption and no orders to purchase or sell Fund shares are received by the Fund.

                             SPECIAL PURCHASE PLANS

     The Fund offers several special purchase plans, described in the Prospectus, which allow reduction or elimination of the sales charge for Class A and E shares under certain circumstances. Additional information regarding some of the plans is as follows:

                             STATEMENT OF INTENTION

     The 13-month period is measured from the date the letter of intent is approved by Investors, or at the purchaser's option it may be made retroactive 90 days, in which case Investors will make appropriate adjustments on purchases during the 90-day period.

     In computing the total amount purchased for purposes of determining the applicable sales commission, the public offering price (at the time they were purchased) of shares currently held in the Fortis Funds having a sales charge and purchased within the past 90 days may be used as a credit toward Fund shares to be purchased under the Statement of Intention. Any such fund shares purchased during the remainder of the 13-month period also may be included as purchases made under the Statement of Intention.

     The Statement of Intention includes a provision for payment of additional applicable sales charges at the end of the period in the event the investor fails to purchase the amount indicated. This is accomplished by holding in escrow the number of shares represented by the sales charge discount. If the investor's purchases equal those specified in the Statement of Intention, the escrow is released. If the purchases do not equal those specified in the Statement of Intention, the shareholder may remit to Investors an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges that would have been paid on the aggregate purchases if the total of such purchases had been made at a single time. If the purchaser does not remit this sum to Investors on a timely basis, Investors will redeem the escrowed shares. The Statement of Intention is not a binding obligation on the part of the investor to purchase, or the Fund to sell, the full amount indicated. Nevertheless, the Statement of Intention should be read carefully before it is signed.

                      GIFTS OR TRANSFERS TO MINOR CHILDREN

     This gift or transfer is registered in the name of the custodian for a minor under the Uniform Transfers to Minors Act (in some states the Uniform Gifts to Minors Act). Dividends or capital gains distributions are taxed to the child, whose tax bracket is usually lower than the adult's. However, if the child is under 14 years old and his or her unearned income is more than $1,300 per year, then that portion of the child's income which exceeds $1,300 per year will be taxed to the child at the parents' top rate. Control of the Fund shares passes to the child upon reaching a specified adult age (either 18 or 21 years in most states).

                           SYSTEMATIC INVESTMENT PLAN

     The Fund provides a convenient, voluntary method of purchasing shares in the Fund through its "Systematic Investment Plan."

     The principal purposes of the Plan are to encourage thrift by enabling you to make regular purchases in amounts less than normally required, and to employ the principle of dollar cost averaging, described below.

     By acquiring Fund shares on a regular basis pursuant to a Systematic Investment Plan, or investing regularly on any other systematic plan, the investor takes advantage of the principle of dollar cost averaging. Under dollar cost averaging, if a constant amount is invested at regular intervals at varying price levels, the average cost of all the shares will be lower than the average of the price levels. This is because the same fixed number of dollars buys more shares when price levels are low and fewer shares when price levels are high. It is essential that the investor consider his or her financial ability to continue this investment program during times of market decline as well as market rise. The principle of dollar cost averaging will not protect against loss in a declining market, as a loss will result if the plan is discontinued when the market value is less than cost.

     An investor has no obligation to invest regularly or to continue the Plan, which may be terminated by the investor at any time without penalty. Under the Plan, any distributions of income and realized capital gains will be reinvested in additional shares at net asset value unless a shareholder instructs Investors in writing to pay them in cash. Investors reserves the right to increase or decrease the amount required to open and continue a Plan, and to terminate any Plan after one year if the value of the amount invested is less than the amount indicated.

                               EXCHANGE PRIVILEGE

     The amount to be exchanged must meet the minimum purchase amount of the fund being purchased.

     Shareholders should consider the differing investment objectives and policies of these other funds prior to making such exchange.

     For Federal tax purposes, except where the transferring shareholder is a tax qualified plan, a transfer between funds is a taxable event that probably will give rise to a capital gain or loss. Furthermore, if a shareholder carries out the exchange within 90 days of purchasing the shares in the Fund, the sales charge incurred on that purchase cannot be taken into account for determining the shareholder's gain or loss on the sale of those shares to the extent that the sales charge that would have been applicable to the purchase of the later-acquired shares in the other fund is reduced because of the exchange privilege. However, the amount of the sales charge that may not be taken into account in determining the shareholder's gain or loss on the sale of the first-acquired shares may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.

      REINVESTED DIVIDEND/CAPITAL GAINS DISTRIBUTIONS BETWEEN FORTIS FUNDS

     This privilege is based upon the fact that such orders are generally unsolicited and the resulting lack of sales effort and expense.

      PURCHASES BY FORTIS, INC. (OR ITS SUBSIDIARIES) OR ASSOCIATED PERSONS

     This privilege is based upon the relationship of such persons to the Fund and the resulting economies of sales effort and expense.

                     PURCHASES BY FUND DIRECTORS OR OFFICERS

     This privilege is based upon their familiarity with the Fund and the resulting lack of sales effort and expense.

                  PURCHASES BY REPRESENTATIVES OR EMPLOYEES OF
                                 BROKER-DEALERS

     This privilege is based upon the presumed knowledge such persons have about the Fund as a result of their working for a company selling the Fund's shares and resulting economies of sales effort and expense.


                  PURCHASES BY REGISTERED INVESTMENT COMPANIES

     This privilege is based upon the generally unsolicited nature of such purchases and the resulting lack of sales effort and expense.

   PURCHASES WITH PROCEEDS FROM REDEMPTION OF UNRELATED MUTUAL FUND SHARES OR
                  SURRENDER OF CERTAIN FIXED ANNUITY CONTRACTS

     SHAREHOLDERS OF UNRELATED MUTUAL FUNDS WITH SALES LOADS - This privilege is based upon the existing relationship of such persons with their broker-dealer or registered representative and/or the familiarity of such shareholders with mutual funds as an investment concept, with resulting economies of sales effort and expense.

     OWNERS OF A FIXED ANNUITY CONTRACT NOT DEEMED A SECURITY UNDER THE SECURITIES LAWS - This privilege is based upon the existing relationship of such persons with their broker-dealer or registered representative and/or the lower acquisition costs associated with such sale, with resulting economies of sales effort and expense.

   PURCHASES BY EMPLOYEES OF CERTAIN BANKS AND OTHER FINANCIAL SERVICES FIRMS

     This privilege is based upon the familiarity of such investors with the Fund and the resulting lack of sales effort and expense.

  PURCHASES BY INVESTMENT ADVISERS, TRUST COMPANIES, AND BANK TRUST DEPARTMENTS EXERCISING DISCRETIONARY INVESTMENT AUTHORITY OR USING A MONEY MANAGEMENT MUTUAL FUND "WRAP" PROGRAM

     This privilege is based upon the familiarity of such investors with the Fund and the resulting lack of sales effort and expense.

                  PURCHASES BY CERTAIN PATHFINDER FUND ACCOUNTS

     This privilege is based upon their familiarity with the Fund stemming from the Fund's acquisition of Pathfinder Fund and resulting economies of sales effort and expense.

                                   REDEMPTION

     The obligation of the Fund to redeem its shares when called upon to do so by the shareholder is mandatory with certain exceptions. The Fund will pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. When redemption requests exceed such amount, however, the Fund reserves the right to make part or all of the payment in the form of readily marketable securities or other assets of the Fund. An example of when this might be done is in case of emergency, such as in those situations enumerated in the following paragraph, or at any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. Any securities being so distributed would be valued in the same manner as the portfolio of the Fund is valued. If the recipient sold such securities, he or she probably would incur brokerage charges.

     Redemption of shares, or payment, may be suspended at times (a) when the Exchange is closed for other than customary weekend or holiday closings,
(b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. The Exchange is not open for business on the following holidays (nor on the nearest Monday or Friday if the holiday falls on a weekend), on which the Fund will not redeem shares: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     There is no charge for redemption, nor does the Fund contemplate establishing a charge, although it has the right to do so. In the event a charge were established, it would apply only to persons who became shareholders after such charge was implemented, and it would not, in any event, exceed 1% of the net asset value of the shares redeemed. Should further public sales ever be discontinued, the Fund may deduct a proportionate share of the cost of liquidating assets from the asset value of the shares being redeemed, in order to protect the equity of the other shareholders.

                           SYSTEMATIC WITHDRAWAL PLAN

     An investor may open a "Systematic Withdrawal Plan" providing for withdrawals of $50 or more per quarter, semiannually, or annually if he or she has made a minimum investment in Fund shares of $4,000 ($50 or more per month if at least $10,000 has been invested), or has acquired and deposited shares having either an original cost, or current value computed on the basis of the offering price, equal to the appropriate amount. The minimum amount which may be withdrawn of $50 per month is a minimum only, and should not be considered a recommendation.

     These payments may constitute return of capital, and it should be understood that they do not represent a yield or return on investment and that they may deplete or eliminate the investment. The shareholder cannot be assured of receiving payment for any specific period because payments will terminate when all shares have been redeemed. The number of such payments will depend on the amount of each payment, the frequency of each payment, and the increase (or decrease) in value of the remaining shares.

     Under this Plan, any distributions of income and realized capital gains are reinvested at net asset value. If a shareholder wishes to purchase additional shares of the Fund under this Plan, other than by reinvestment of distributions, it should be understood that he or she would be paying a sales commission on such purchases, while liquidations effected under the Plan would be at net asset value. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. Additions to a shareholder account in which an election has been made to receive systematic withdrawals will be accepted only if each such addition is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. A shareholder may not have a "Systematic Withdrawal Plan" and a "Systematic Investment Plan" in effect simultaneously, as it is not, as explained above, advantageous to do so.

     The Plan is voluntary, flexible, and under the shareholder's control and direction at all times, and does not limit or alter his or her right to redeem shares. The Plan may be terminated in writing at any time by either the shareholder or the Fund. The cost of operating the Plan is borne by Advisers. The redemption of Fund shares pursuant to the Plan is a taxable event to the shareholder.

                             REINVESTMENT PRIVILEGE

     In order to allow investors who have redeemed Fund shares an opportunity to reinvest, without additional cost, a one-time privilege is offered whereby an investor may reinvest in the Fund, or in any other fund underwritten by Investors and available to the public, without a sales charge. The reinvestment privilege must be exercised in an amount not exceeding the proceeds of redemption; must be exercised within 60 days of redemption; and only may be exercised once with respect to the Fund.

     The purchase price for Fund shares will be based upon net asset value at the time of reinvestment, and may be more or less than the redemption value. Should an investor utilize the reinvestment privilege within 30 days following a redemption which resulted in a loss, all or a portion of that loss may not be currently deductible for Federal income tax purposes. Exercising the reinvestment privilege would not alter any capital gains taxes payable on a realized gain. Furthermore, if a shareholder redeems within 90 days of purchasing the shares in the Fund, the sales charge incurred on that purchase cannot be taken into account for determining the shareholder's gain or loss on the sale of those shares.

                                    TAXATION

     The Portfolios qualified in the tax year ended September 30, 1995, and intend to continue to qualify, as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). As long as they so qualify, the Portfolios are not taxed on the income distributed to shareholders.


     For individuals in taxable year 1995, long-term capital gains are subject to a maximum tax rate of 28% while ordinary income is subject to a maximum rate of 39.6% (for taxable income in excess of $250,000). (The maximum effective tax rate may be in excess of 39.6%, resulting from a combination of the nominal tax rate and a phase-out of personal exemptions and a partial disallowance of itemized deductions for individuals with taxable incomes above certain levels.)

     Gain or loss realized upon the sale of shares in the Fund will be treated as capital gain or loss, provided that the shares represented a capital asset in the hands of the shareholder. Such gain or loss will be long-term capital gain or loss if the shares were held for more than one year.

     Under the Code, the Fund is required to withhold and remit to the U.S. Treasury 31% of dividend and capital gain income on the accounts of certain shareholders who fail to provide a correct tax identification number, fail to certify that they are not subject to backup withholding, or are subject to backup withholding for some other reason.

     Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, will not be deductible by the investor in proportion to the percentage of each Portfolio's distributions from investment income and short-term capital gains that is exempt from federal income tax. Minnesota and New York law will also restrict the deductibility of interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Indebtedness may be allocated to shares of the Fund even though not directly traceable to the purchase of such shares.

     Any loss on the sale or exchange of shares held for six months or less (although regulations may reduce this time period to 31 days) will be disallowed for Federal income tax purposes to the extent of the amount of any exempt-interest dividend received with respect to such shares. Except to the extent disallowed pursuant to the preceding sentence, any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of any dividend received from long-term capital gains with respect to such shares. Similar rules apply in the case of individuals, estates, and trusts under Minnesota and New York law.

     Certain deductions otherwise allowable to financial institutions and property and casualty insurance companies will be eliminated or reduced by reason of the receipt of certain exempt-interest dividends.

     For Federal income tax purposes the National and Minnesota Portfolios had the following capital loss carryovers at September 30, 1995, which, if not offset by subsequent capital gains, will expire in 2003.

It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryovers have been offset or expired.

          National Portfolio            $1,125,424
          Minnesota Portfolio           $  335,029

     The New York Portfolio had no capital loss carryover at September 30, 1995.


     Under a special provision of the Revenue Reconciliation Act of 1993, if any of the Portfolios dispose of a Municipal Obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount.

     If the Portfolios invest in zero coupon obligations upon their issuance, such obligations will have original issue discount in the hands of the Portfolios. Generally, original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price," as those terms are defined in the Code. The Portfolios are required to accrue as ordinary interest income a portion of such original issue discount even though the Portfolios receive no cash currently as interest payments, on the obligation. Because the Portfolios are each required to distribute substantially all of their net investment income (including accrued original issue discount) in order to qualify as regulated investment companies, the Portfolios may be required to distribute an amount greater than the total cash income the Portfolios actually receive. Accordingly, in order to make the required distribution, the Portfolios may be required to borrow or to liquidate securities. The extent to which the Portfolios may liquidate securities at a gain may be limited by the requirement that generally less than 30% of the Portfolios' gross income (on an annual basis) must consist of gains from the sale of securities held for less than three months.

     The foregoing is a general discussion of the Federal income tax consequences of an investment in the Fund as of the date of this Statement of Additional Information. Distributions from net investment income and from net realized capital gains may also be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state, or local taxes.

                                   UNDERWRITER

     On December 7, 1995, the Board of Directors (including a majority of the directors who are not parties to the contract, or interested persons of any such party) reapproved the existing Underwriting Agreement with Investors dated November 14, 1994, which will become effective November 14, 1994. This Underwriting Agreement may be terminated by the Fund or Investors at any time by the giving of 60 days' written notice, and terminates automatically in the event of its assignment. Unless sooner terminated, the Underwriting Agreement shall continue in effect for more than two years after its execution only so long as such continuance is also approved by the vote of a majority of the directors who are not parties to such Underwriting Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

     The Underwriting Agreement requires Investors or Advisers to pay all promotional expenses in connection with the distribution of the Fund's shares, including paying for printing and distributing prospectuses and shareholder reports to new shareholders, and the costs of sales literature.

     In the Underwriting Agreement, Investors undertakes to indemnify the Fund against all costs of litigation and other legal proceedings, and against any liability incurred by or imposed upon the Fund in any way arising out of or in connection with the sale or distribution of the Fund's shares, except to the extent that such liability is the result of information which was obtainable by Investors only from persons affiliated with the Fund but not with Investors.

                              PLAN OF DISTRIBUTION

     The policy of having the Fund compensate those who sell Fund shares has been adopted pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1(b) provides that any payments made by the Fund in connection with financing the distribution of its shares may only be made pursuant to a written plan describing all aspects of the proposed financing of distribution, and also requires that all agreements with any person relating to the implementation of the plan must be in writing. in addition, Rule 12b-1(b)(1) requires that such plan be approved by a majority of the Fund's outstanding shares, and Rule 12b-1(b)(1) requires that such plan, together with any related agreements, be approved by a vote of the Board of Directors who are not interested persons of the fund and have no direct or indirect interest in the operation of the plan or in the agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreement. Rule 12b-1(b)(3) requires that the plan or agreement provide in substance:

     (i) That it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in a paragraph
(b)(3) of Rule 12b-1;

     (ii) That any person authorized to direct the disposition of monies paid or payable by the fund pursuant to the plan or any related agreement shall provide to the Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purpose for which such expenditures were made; and

     (iii) In the case of a plan, that it may be terminated at any time by vote of a majority of the members of the Board of Directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the plan, or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the Fund.

     Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1.

     Rule 12b-1(c) provides that the fund may rely on Rule 12b-1(b) only if the selection and nomination of the disinterested directors of the Fund are committed to the discretion of such disinterested directors. Rule 12b-1(c) provides that the Fund may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Section 88(a) and (b) of the 1940 Act, that there is a reasonable likelihood that the plan will benefit the Fund and its shareholders.

     The Board of Directors last approved the plan on December 7, 1995.

                                   PERFORMANCE

     Until June 1, 1991, the New York Portfolio was managed by a different organization. Therefore, prior data may not provide a basis for evaluating the current operations of the Portfolio. The National, Minnesota, and New York Portfolios' yields for the 30-day period ended September 30, 1995, respectively, were:


                               Tax-Exempt Yields
                             Class A        Class B        Class C        Class H        Class E
                             -------        -------        -------        -------        -------
National Portfolio            4.43%          4.10%          4.10%          4.10%          4.65%
Minnesota Portfolio           4.64%          4.04%          4.04%          4.04%          4.81%
New York Portfolio            5.10%          4.63%          4.63%          4.63%          5.33%

     The National, Minnesota, and New York Portfolios' annualized tax-exempt yields for the same period, assuming a Federal tax rate of 39.6%, combined Minnesota/Federal tax rate of 44.7%, combined New York/Federal tax rate of 44.36%, and investors subject to the New York City personal income tax, assuming a 46.41% combined Federal, New York, and local rate, the tax equivalent yields respectively were:


                                  Tax-Equivalent Yields
                             Class A        Class B        Class C        Class H        Class E
                             -------        -------        -------        -------        -------
National Portfolio            7.33%          6.79%          6.79%          6.79%          7.69%
Minnesota Portfolio           8.39%          7.31%          7.31%          7.31%          8.69%
New York Portfolio            9.16%          8.31%          8.31%          8.31%          9.57%
New York Portfolio also       9.51%          8.63%          8.63%          8.63%          9.94%
 subject to New York City tax

TAX-FREE NATIONAL PORTFOLIO

$1,000 SINGLE INVESTMENT                    CLASS E

                          Value of           Reinvested
       Period             Initial             Capital                                Total
       Ended               $1,000              Gains            Reinvested        Cumulative          % Yearly
   September 30,       Investment($)   +   Distributions  +     dividends    =     Value($)            Change
----------------------------------------------------------------------------------------------------------------
       **86                 979                  0                  8                 987              -1.3%
         87                 903                  4                  74                981              -0.6%
         88                 942                  4                 157              1,103              12.4%
         89                 948                  4                 242              1,194               8.3%
         90                 923                  4                 319              1,246               4.4%
         91                 986                  4                 430              1,420              14.0%
         92               1,018                  4                 540              1,562              10.0%
         93               1,093                  4                 677              1,774              13.6%
         94                 999                 10                 709              1,718              -3.2%
         95               1,032                 11                 836              1,879               9.4%
                                                                            -----------------------------------
                                                CUMULATIVE TOTAL RETURN        Last 5 Years            44.0%
                                                                               Life of Portfolio       87.9%


                                                  CLASS A
                        Value of         Reinvested
      Period            Initial            Capital                              Total
       Ended             $1,000             Gains           Reinvested        Cumulative        % Yearly
   September 30,     Investment($)+     Distributions +     dividends    =     Value($)          Change
--------------------------------------------------------------------------------------------------------
        *95              1,045                1                 51              1,097             9.7%

                                                  CLASS B
                      Value of         Reinvested
      Period           Initial          Capital                             Total
      Ended            $1,000            Gains          Reinvested        Cumulative        % Yearly
  September 30,     Investment($) +  Distributions +     dividends   =     Value($)          Change
--------------------------------------------------------------------------------------------------------
       *95              1,093              1                46              1,140             14.0%



                                                  CLASS C
                      Value of         Reinvested
      Period           Initial          Capital                             Total
      Ended            $1,000            Gains          Reinvested        Cumulative        % Yearly
  September 30,     Investment($) +  Distributions +     dividends   =     Value($)          Change
--------------------------------------------------------------------------------------------------------
       *95              1,093              1                46              1,140             14.0%


                                                  CLASS H
                       Value of         Reinvested
      Period           Initial           Capital                             Total
      Ended             $1,000            Gains          Reinvested        Cumulative        % Yearly
  September 30,     Investment($)  +  Distributions +     dividends   =     Value($)          Change
--------------------------------------------------------------------------------------------------------
       *95              1,094               1                46              1,141             14.1%


                           AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)


 Most recent:        1 Year      2 Years   3 Years    4 Years   5 Years   6 Years   7 years   8 Years   9 Years   Life of
                                                                                                                  Portfolio
---------------------------------------------------------------------------------------------------------------------------
 Class E             4.38%       0.55%     4.74%      6.02%     7.57%     7.03%     7.21%     7.84%     6.87%      6.99%
---------------------------------------------------------------------------------------------------------------------------
 Class A                 ---        ---       ---        ---       ---       ---       ---       ---       ---    *9.63%
---------------------------------------------------------------------------------------------------------------------------
 Class B                 ---        ---       ---        ---       ---       ---       ---       ---       ---    *13.96%
---------------------------------------------------------------------------------------------------------------------------
 Class C                 ---        ---       ---        ---       ---       ---       ---       ---       ---    *13.95%
---------------------------------------------------------------------------------------------------------------------------
 Class H                 ---        ---       ---        ---       ---       ---       ---       ---       ---    *14.06%
---------------------------------------------------------------------------------------------------------------------------

* This reflects the cumulative total return from November 14, 1994 to September 30, 1995
**   June 2, 1986 to September 30, 1986

     Had dividends and capital gains distributions been taken in cash, with no shares being acquired through reinvestment, the cash payments for Classes E, A, B, C, and H for the period would have been $8, $1, $1, $1, and $1, respectively, for capital gains distributions and $580, $49, $44, $44, and $44, respectively for income dividends, and the value of the shares as of September 30, 1995, would have been $1,032, $1,045, $1,093, $1,093 and $1,094, respectively. All figures are based upon historical earnings and are not intended to indicate future performance. Investment return and share value fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. No adjustment has been made for a shareholder's income tax liability on dividends or capital gains.

TAX-FREE MINNESOTA PORTFOLIO

$1,000 SINGLE INVESTMENT

                                                     CLASS E
                       Value of            Reinvested
     Period            Initial               Capital                                    Total
     Ended              $1,000                Gains             Reinvested            Cumulative            % Yearly
  September 30,        Investment($)   +     Distributions  +   dividends       =     Value($)              Change
------------------------------------------------------------------------------------------------------------------------
  **86                  979                    0                    7                    986                -1.4%
    87                  897                    0                   73                    970                -1.6%
    88                  931                    0                  151                  1,082                11.5%
    89                  930                    0                  231                  1,161                 7.3%
    90                  916                    0                  305                  1,221                 5.2%
    91                  962                    0                  407                  1,369                12.1%
    92                  987                    0                  508                  1,495                 9.2%
    93                1,047                    0                  632                  1,679                12.3%
    94                  976                    0                  678                  1,654                -1.5%
    95                1,000                    0                  793                  1,793                 8.4%
                                                                              ----------------------------------------
                                        CUMULATIVE TOTAL RETURN               Last 5 Years                  40.1%
                                                                              Life of Portfolio             79.3%

                                             CLASS A
                      Value of             Reinvested
  Period               Initial               Capital                                     Total
  Ended                $1,000                Gains                Reinvested           Cumulative            % Yearly
September 30,        Investment($)   +     Distributions  +       dividends    =        Value($)              Change
----------------------------------------------------------------------------------------------------------------------
  *95                 1,030                   0                      50                  1,080                 8.0%

                                            CLASS B
                     Value of            Reinvested
 Period              Initial               Capital                                       Total
Ended                $1,000                Gains                 Reinvested            Cumulative            % Yearly
September 30,        Investment($)   +     Distributions  +       dividends    =        Value($)              Change
-----------------------------------------------------------------------------------------------------------------------
  *95                 1,075                   0                      46                  1,121                12.1%

                                             CLASS C
                    Value of              Reinvested
Period              Initial                Capital                                    Total
Ended                $1,000                Gains                 Reinvested            Cumulative            % Yearly
September 30,        Investment($)   +     Distributions  +       dividends    =        Value($)              Change
-------------------------------------------------------------------------------------------------------------------------
  *95                 1,077                   0                      46                  1,123                12.3%

                                             CLASS H

                        Value of             Reinvested
   Period                Initial               Capital                                   Total
    Ended                $1,000                Gains              Reinvested            Cumulative            % Yearly
 September 30,        Investment($)   +     Distributions  +       dividends    =        Value($)              Change
-----------------------------------------------------------------------------------------------------------------------
   *95                   1,079                   0                    45                  1,124                 12.4%



                                                           AVERAGE ANNUAL TOTAL RETURN
                                           (Percentages based upon the above hypothetical investment)
----------------------------------------------------------------------------------------------------------------------------
Most recent:       1 Year    2 Years    3 Years   4 Years   5 Years   6 Years   7 years    8 Years   9 Years   Life of
                                                                                                               Portfolio
----------------------------------------------------------------------------------------------------------------------------
Class E            3.47%     0.97%      4.61%     5.76%     6.98%     6.69%     6.77%      7.37%     6.31%      6.45%
----------------------------------------------------------------------------------------------------------------------------
Class A               ---       ---       ---       ---        ---       ---       ---       ---       ---     *8.06%
----------------------------------------------------------------------------------------------------------------------------
Class B               ---       ---       ---       ---        ---       ---       ---       ---       ---     *12.10%
----------------------------------------------------------------------------------------------------------------------------
Class C               ---       ---       ---       ---        ---       ---       ---       ---       ---     *12.31%
----------------------------------------------------------------------------------------------------------------------------
Class H               ---       ---       ---       ---        ---       ---       ---       ---       ---     *12.42%
----------------------------------------------------------------------------------------------------------------------------



* This reflects the cumulative total return from November 14, 1994 to September 30, 1995
** June 2, 1986 to September 30, 1986

     Had dividends and capital gains distributions been taken in cash, with no shares being acquired through reinvestment, the cash payments for Classes E, A, B, C, and H for the period would have been $0, $0, $0, and $0, respectively, for capital gains distributions and $562, $49, $44, $44, and $44, respectively, for income dividends, and the value of the shares as of September 30, 1995, would have been $1,000, $1,030, $1,075, $1,077 and $1,079, respectively. All figures are based upon historical earnings and are not intended to indicate future performance. Investment return and share value fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. No adjustment has been made for a shareholder's income tax liability on dividends or capital gains.


TAX-FREE NEW YORK PORTFOLIO

$1,000 SINGLE INVESTMENT

                                                                        CLASS E
                      Value of            Reinvested
     Period           Initial               Capital                                    Total
     Ended             $1,000                Gains             Reinvested            Cumulative            % Yearly
  September 30,     Investment($)   +    Distributions  +       dividends    =        Value($)              Change
----------------------------------------------------------------------------------------------------------------------------
     **88                984                   0                   58                  1,042                  4.2%
       89              1,003                   0                  135                  1,138                  9.2%
       90                981                   1                  206                  1,188                  4.4%
       91              1,035                   1                  302                  1,338                 12.6%
       92              1,069                  22                  399                  1,490                 11.4%
       93              1,114                  45                  507                  1,666                 11.8%
       94              1,026                  63                  557                  1,646                 -1.2%
       95              1,038                  67                  661                  1,766                  7.3%
                                                                           ------------------------------------------------
                                           CUMULATIVE TOTAL RETURN            Last 5 Years                   42.0%
                                                                              Life of Portfolio              76.6%

                                                                     CLASS A

                       Value of            Reinvested
  Period               Initial               Capital                                      Total
  Ended                $1,000                 Gains                Reinvested            Cumulative             % Yearly
September 30,        Investment($)   +    Distributions  +         dividends    =         Value($)              Change
-----------------------------------------------------------------------------------------------------------------------
  *95                   1,004                   2                     49                   1,055                  5.5%



                                        CLASS B
                       Value of            Reinvested
  Period               Initial               Capital                                     Total
  Ended                $1,000                Gains                  Reinvested         Cumulative            % Yearly
September 30,        Investment($)   +    Distributions  +          dividends    =      Value($)              Change
----------------------------------------------------------------------------------------------------------------------------
   *95                 1,048                   2                       45                1,095                  9.5%

                                                                     CLASS C
                      Value of             Reinvested
  Period              Initial                Capital                                    Total
  Ended                $1,000                Gains               Reinvested            Cumulative            % Yearly
September 30,        Investment($)   +     Distributions  +       dividends    =        Value($)              Change
----------------------------------------------------------------------------------------------------------------------------
    *95                1,049                    2                    45                  1,096                 9.6%


                                                                     CLASS H
                      Value of            Reinvested
  Period              Initial               Capital                                    Total
  Ended                $1,000                Gains             Reinvested            Cumulative            % Yearly
September 30,        Investment($)   +     Distributions  +       dividends    =        Value($)              Change
----------------------------------------------------------------------------------------------------------------------------
   *95                 1,047                   2                   45                  1,094                 9.4%


                                             AVERAGE ANNUAL TOTAL RETURN
                                 (Percentages based upon the above hypothetical investment)
--------------------------------------------------------------------------------------------------------------
Most recent:       1 Year    2 Years    3 Years   4 Years   5 Years   6 Years   7 years    Life of
                                                                                           Portfolio
--------------------------------------------------------------------------------------------------------------
Class E            2.48%     0.61%      4.23%     5.95%     7.27%     6.79%     7.13%      7.46%
--------------------------------------------------------------------------------------------------------------
Class A               ---       ---       ---       ---        ---       ---       ---     *5.54%
--------------------------------------------------------------------------------------------------------------
Class B               ---       ---       ---       ---        ---       ---       ---     *9.46%
--------------------------------------------------------------------------------------------------------------
Class C               ---       ---       ---       ---        ---       ---       ---     *9.56%
--------------------------------------------------------------------------------------------------------------
Class H               ---       ---       ---       ---        ---       ---       ---     *9.36%
--------------------------------------------------------------------------------------------------------------


* This reflects the cumulative total return from November 14, 1994 to September 30, 1995
** November 6, 1987 to September 30, 1988

     Had dividends and capital gains distributions been taken in cash, with no shares being acquired through reinvestment, the cash payments for Classes E, A, B, C, and H for the period would have been $48, $2, $2, $2, and $2, respectively, for capital gains distributions and $498, $48, $43, $43, and $43, respectively, for income dividends, and the value of the shares as of September 30, 1995, would have been $1,038, $1,004, $1,048, $1,049, and $1,047, respectively. All figures are based upon historical earnings and are not intended to indicate future performance. Investment return and share value fluctuate so that an investors's shares, when redeemed, may be worth more or less than their original cost. No adjustment has been made for a shareholder's income tax liability on dividends or capital gains.

     Cumulative total return is the increase in value of a hypothetical $1,000 investment made at the beginning of the advertised period. It may be expressed in terms of dollars or percentage. Average annual total return is the annual compounded rate of return based upon the same hypothetical investment. The above tables each include reduction due to the maximum 4.5% sales charge and assume reinvestment of all Fund dividend and capital gains distributions.

                        TAX-EXEMPT VERSUS TAXABLE INCOME

     The following tables show the yield that taxable investments would have to earn to equal tax-exempt income earned by an investment in the National Portfolio, the Minnesota Portfolio, or the New York Portfolio, respectively. The tax-exempt yields shown are for illustrative purposes only and are not indicative of the Funds' yields.


                                            National Portfolio
                                                                               Tax-Exempt Yields
                                                                    ---------------------------------------
               Federal Taxable                                      4.00%    5.00%   6.00%    7.00%   8.00%
               Income Bracket

Joint Returns          Single Returns         Federal Tax Rate              Taxable Equivalent Yields
------------------   ---------------------   ------------------      ----------------------------------------
       $0-$40,100             $0-24,000             15%              4.71%    5.88%   7.06%   8.24%     9.41%
  $40,100-$96,900       $24,000-$58,150             28%              5.56%    6.94%   8.33%   9.72%    11.11%
 $96,900-$147,700      $58,150-$121,300             31%              5.80%    7.25%   8.70%  10.14%    11.59%
$147,700-$263,750     $121,300-$263,750             36%              6.25%    7.81%   9.38%  10.94%    12.50%
    Over $263,750         Over $263,750           39.6%              6.62%    8.28%   9.93%  11.59%    13.25%

                                                   Minnesota Portfolio
                                                                               Tax-Exempt Yields
                                                                   -------------------------------------------
            Federal Taxable                    Approximate           4.00%    5.00%   6.00%    7.00%    8.00%
            Income Bracket                  Combined State and
Joint Returns          Single Returns       Federal Tax Rate               Taxable Equivalent Yields
----------------     ------------------   ---------------------    -------------------------------------------
       $0-$22,080            $0-$15,110           20.1%              5.01%    6.26%   7.51%    8.76%   10.01%
  $22,080-$40,100       $15,110-$24,000           21.8%              5.12%    6.39%   7.67%    8.95%   10.23%
  $40,100-$86,340       $24,000-$48,890           33.8%              6.04%    7.55%   9.06%   10.57%   12.08%
  $86,340-$96,900       $48,890-$58,150           34.1%              6.07%    7.59%   9.10%   10.62%   12.14%
 $96,900-$147,700      $58,150-$121,300           36.9%              6.44%    7.92%   9.50%   11.09%   12.68%
$147,700-$263,750     $121,300-$263,750           41.4%              6.83%    8.53%  10.24%   11.95%   13.65%
    Over $263,750         Over $263,750           44.7%              7.23%    9.04%  10.85%   12.66%   14.47%

                                              New York Portfolio
                                              State of New York

                                                                                     Tax-Exempt Yields
                                                                     ----------------------------------------
           Federal Taxable                       Approximate         4.00%    5.00%   6.00%    7.00%    8.00%
           Income Bracket                      Combined Federal
Joint Returns              Single Returns     and State Tax Rate           Taxable Equivalent Yields
-----------------       -------------------   ------------------    ------------------------------------------
       $0-$38,000              $0-$22,750         19.25%             4.95%    6.19%   7.43%    8.67%    9.91%
  $38,000-$91,850         $22,750-$55,100         33.13%             5.98%    7.48%   8.97%   10.47%   11.96%
 $91,850-$140,000        $55,100-$115,000         35.92%             6.24%    7.80%   9.36%   10.92%   12.48%
$140,000-$250,000       $115,000-$250,000         40.56%             6.73%    8.41%  10.09%   11.78%   13.46%
    Over $250,000           Over $250,000         43.90%             7.13%    8.91%  10.70%   12.48%   14.26%

                                             New York Portfolio
                                             City of New York
                                                                                      Tax-Exempt Yields
                                                                      -----------------------------------------
             Federal Taxable                     Approximate           4.00%   5.00%    6.00%   7.00%    8.00%
             Income Bracket                   Combined Federal,
  Joint Returns           Single Returns   State and Local Tax Rate           Taxable Equivalent Yields
------------------     -----------------   ------------------------   ----------------------------------------
        0-$40,100              0-$24,000           21.72%              5.11%   6.39%    7.66%   8.94%   10.22%
  $40,100-$96,900        $24,000-$58,150           35.36%              6.19%   7.74%    9.28%  10.83%   12.38%
 $96,900-$147,700       $58,150-$121,300           38.26%              6.48%   8.10%    9.72%  11.34%   12.96%
$147,700-$263,750      $121,300-$263,750           42.74%              6.99%   8.73%   10.48%  12.22%   13.97%
    Over $263,750          Over $263,750           45.96%              7.40%   9.25%   11.10%  12.95%   14.80%



The tax rates shown above are based on federal, Minnesota and New York tax rates in effect in 1996. (In the case of New York State and New York City rates, certain brackets with different tax rates have been combined, and the tax rates applicable to those brackets have been averaged, in order to simplify the tables.) In the tables for Minnesota Portfolio and New York Portfolio, the combined tax rates assume that state and local income taxes paid are deducted in calculating federal taxable income. The tables do not reflect the federal and state rules for the phase-out of personal exemptions and deductions. For years after 1996, the federal and New York tax bracket amounts will be adjusted for inflation. If these scheduled changes take effect, they will result in slightly different taxable equivalent yields for 1997 and later years than those shown in the tables.

          "Tax equivalent yield" is computed by dividing the portion of the Portfolio's yield which is tax-exempt by one minus a stated income tax rate and then adding the result to the non tax-exempt portion of the Portfolio's yield.

          While yield may be compared to that of "CDs" (insured, fixed rate certificates of deposit issued by financial institutions), the Portfolios' yield is not fixed and an investment in the Portfolios is not insured.

          Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        CTR=[(ERV+P)/P]100


 Where:    CTR =     Cumulative total return
           ERV =     ending redeemable value at the end of the period of a
                     hypothetical $1,000 payment made at the beginning of such
                     period; and
           P   =     initial payment of $1,000

     This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

     Average annual total return figures are computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                              n
                        P(1+T) =ERV


           Where:    P   =    a hypothetical initial payment of $1,000
                     T   =    average annual total return;
                     n   =    number of years; and
                     ERV =    ending redeemable value at the end of the period
                              of a hypothetical $1,000 payment made at the beginning of such period.

     This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

     Yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula:

                                              6
                        Yield=2[{([a-b]/cd)+1} -1]

      Where:    a   =    dividends and interest earned during the period;
                b   =    expenses accrued for the period (net of
                         reimbursements);
                c   =    the average daily number of shares outstanding during
                         the period that were entitled to receive dividends; and
                d   =    the maximum offering price per share on the last day of
                         the period.

     As noted in the Prospectus, the Fund may advertise its relative performance as compiled by outside organizations or refer to publications which have mentioned its performance.

     Following is a list of ratings services which may be referred to, along with the category in which the Fund is included. Because some of these services do not take into account sales charges, their ratings may sometimes be different than had they done so:


          RATINGS SERVICE                     CATEGORY
          ---------------                     --------

          Lipper Analytical Services, Inc.    general municipal bond
          Wiesenberger Investment Companies
           Services                           U.S. Government Securities
          Morningstar Publications, Inc.      municipal bond -- general
          Johnson's Charts                    municipal bond
          CDA Technologies, Inc.              municipal bond


          Following is a list of the publications whose articles may be referred to:

AMERICAN BANKER (The)                        AP-DOW Jones News Service

ASSOCIATED PRESS (The)                       BARRON'S

BETTER INVESTING                             BOARDROOM REPORTS

BOND BUYER & CREDIT MARKETS (The)            BOND BUYER (The)

BONDWEEK                                     BUSINESS MONTH

BUSINESS WEEK                                CABLE NEWS NETWORK

CASHFLOW MAGAZINE                            CFO

CHICAGO TRIBUNE (The)                        CHRISTIAN SCIENCE MONITOR

CITY BUSINESS/CORPORATE REPORT               CITYBUSINESS PUBLICATIONS

COMMERCIAL & FINANCIAL CHRONICLE             CONSUMER GUIDE

CORPORATE FINANCE                            DALLAS MORNING NEWS

DOLLARS & SENSE                              DOW-JONES NEWS SERVICE

ECONOMIST (The)                              EQUITY INTERNATIONAL

EUROMONEY                                    FINANCIAL EXECUTIVE

FINANCIAL PLANNING                           FINANCIAL SERVICES WEEK

FINANCIAL TIMES                              FINANCIAL WORLD

FORBES                                       FORTUNE

FUTURES                                      GLOBAL FINANCE

GLOBAL INVESTOR                              INDUSTRY WEEK

INSTITUTIONAL INVESTOR                       INTERNATIONAL HERALD TRIBUNE

INVESTMENT DEALER'S DIGEST                   INVESTOR'S BUSINESS DAILY

KIPLINGER PERSONAL FINANCE                   KIPLINGER CALIF. LETTER (The)

KIPLINGER FLORIDA LETTER                     KIPLINGER TEXAS LETTER

KIPLINGER WASHINGTON LETTER (The)            KNIGHT/RIDDER FINANCIAL

LA TIMES                                     LIPPER ANALYTICAL SERVICES

MARKET CHRONICLE                             MINNEAPOLIS STAR TRIBUNE

MONEY                                        MONEY MANAGEMENT LETTER

MOODY'S INVESTORS SERVICE, INC.              NATIONAL THRIFT NEWS

NATIONAL UNDERWRITER                         NELSON'S RESEARCH MONTHLY

NEW YORK DAILY NEWS                          NEW YORK NEWSDAY

NEW YORK TIMES (The)                         NEWSWEEK

NIGHTLY BUSINESS REPORT (The)                PENSION WORLD

PENSIONS & INVESTMENT AGE                    PERSONAL INVESTOR

PORTFOLIO LETTER                             REGISTERED REPRESENTATIVE

RUETERS                                      SECURITIES PRODUCT NEWS

SECURITIES WEEK                              SECURITY TRADERS HANDBOOK

SAINT PAUL PIONEER PRESS                     STANDARD & POOR'S CORPORATION

STANGER'S INVESTMENT ADVISOR                 STANGER'S SELLING MUTUAL FUNDS

STOCK MARKET MAGAZINE (The)                  TIME

TRUSTS & ESTATES                             U.S. NEWS & WORLD REPORT

UNITED PRESS INTERNATIONAL                   USA TODAY

WALL STREET JOURNAL (The)                    WASHINGTON POST (The)

FORTIS BENEFITS INSURANCE COMPANY            WOODBURY BULLETIN

WIESENBERGER INVESTMENT COMPANIES
  SERVICES

                              FINANCIAL STATEMENTS

          The financial statements included as part of the Fund's 1995 Annual Report to Shareholders, filed with the Securities and Exchange Commission in December, 1995, are incorporated herein by reference. The Annual Report accompanies this Statement of Additional Information.

                         CUSTODIAN; COUNSEL; ACCOUNTANTS

          First Bank National Association, First Bank Place, Minneapolis, MN 55480 acts as custodian of the Fund's assets and portfolio securities; Dorsey & Whitney P.L.L.P., 220 South Sixth Street, Minneapolis, MN 55402, is the independent General Counsel for the Fund; and KPMG Peat Marwick LLP,
4200 Norwest Center, Minneapolis, MN 55402, acts as the Fund's independent auditors.

                        LIMITATION OF DIRECTOR LIABILITY

          Under Minnesota law, each director of Fortis Income owes certain fiduciary duties to it and to its shareholders.

          Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the director's duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of Fortis Income limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such a liability cannot be limited as provided in the 1940 Act (which act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

          Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the 1940 Act and the rules and regulations adopted under such act.

                             ADDITIONAL INFORMATION

          The Fund has filed with the Securities and Exchange Commission, Washington, D.C. 20549, a Registration Statement under the Securities Act of 1933, as amended, with respect to the common stock offered hereby. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, certain parts of which are omitted in accordance with Rules and Regulations of the Commission. The Registration Statement may be inspected at the principal office of the Commission at 450 Fifth Street, N.W., Washington, D.C., and copies thereof may be obtained from the Commission at prescribed rates.


2/1/96

PART C - OTHER INFORMATION

ITEM 24.(a) FINANCIAL STATEMENTS:

       The following financial statements are included in the registration statement:

     Financial Statements included in Part A:

       Financial Highlights

     Financial Statements included in Part B:

       All financial statements required by Part B were incorporated therein by reference to Registrant's 1994 Annual Report to Shareholders.

  ITEM 24.(b)  EXHIBITS:

   (1)  Copy of the charter as now in effect;

          ***

   (2)  Copies of the existing by-laws or instruments corresponding thereto;

          *

   (3) Copies of any voting trust agreement with respect to more than 5 percent of any class of equity securities of the Registrant;

          Inapplicable

   (4) Copies of all instruments defining the rights of holders of the securities being registered including, where applicable, a relevant portion of the articles of incorporation or by-laws of the Registrant;

          See Item 24(b)(1)

   (5) Copies of all investment advisory contracts relating to the management of the assets of the Registrant;

          *

   (6) Copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

           ***

   (7) Copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Registrant in their capacity as such; if any such plan is not set forth in a formal document, furnish a reasonably detailed description thereof;

          Inapplicable

   (8)  Copies of all custodian agreements, and depository contracts under
        Section 17(f) of the 1940 Act, with respect to securities and similar investments of the Registrant, including the schedule of remuneration;

          *

   (9) Copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

          Inapplicable

   (10) An opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and non-assessable;

          Inapplicable

   (11) Copies of any other opinions, appraisals or rulings and consents to the use thereof relied on in the preparation of this Registration Statement and required by Section 7 of the 1933 Act;

            (a)   Accountants' Consent attached

   (12) All financial statements omitted from Item 23;

          Inapplicable

   (13) Copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the underwriter, adviser, promoter or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling;

          Inapplicable

   (14) Copies of the model plan used in the establishment of any retirement plan in conjunction with which Registrant offers its securities, any instructions thereto and any other documents making up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith;

          Inapplicable

   (15) Copies of any plan entered into by Registrant pursuant to rule 12b-1 of the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreement with any person relating to implementation of such plan.

          Attached

   (16) Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 (which need not be audited).

          **
   (17) A Financial Data Schedule meeting the requirements of Rule 483 under the Securities Act of 1933.

          Attached

   (18) Copies of any plan entered into by Registrant pursuant to Rule 18f-3 under the 1940 Act, any agreement with any person relating to the implementation of a plan, any amendment to a plan or agreement, and a copy of the portion of the minutes of a meeting of the Registrant's directors describing any action taken to revoke a plan.

          Attached

  -------------------------------

   *Incorporated by reference to Post-Effective Amendment Number 13 to Registrant's registration statement, filed with the Securities and Exchange Commission in November, 1992.

   **Incorporated by reference to Post-Effective Amendment Number 12 to Registrant's registration statement, filed with the Securities and Exchange Commission in November, 1991.

   ***Incorporated by reference to Post-Effective Amendment Number 16 to Registrant's registration statement, filed with the Securities and Exchange Commission in November, 1994.

   ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

   Furnish a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant and as to each person indicate
   (1) if a company, the state or other sovereign power under the laws of which it is organized, and (2) the percentage of voting securities owned or other basis of control by the person, if any, immediately controlling it.

   Inapplicable

   ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

   State in substantially the tabular form indicated, as of a specified date within 90 days prior to the date of filing, the number of record holders of each class of securities of the Registrant:

     Title of Class                     Number of Record Holders
     --------------                     ------------------------

     National Portfolio Common          Class E: 2,343
                                        Class A: 158
                                        Class B: 44
                                        Class C: 26
                                        Class H: 64
                                        (12/31/95)

     Minnesota Portfolio Common         Class E: 1,572
                                        Class A: 74
                                        Class B: 20
                                        Class C: 12
                                        Class H: 21
                                        (12/31/95)

     New York Portfolio Common          Class E: 590
                                        Class A: 7
                                        Class B: 10
                                        Class C: 5

                                        Class H: 12
                                        (12/31/95)
   ITEM 27.  INDEMNIFICATION

   State the general effect of any contract, arrangement or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

   Incorporated by reference to Post Effective Amendment Number 8 to Registrant's Registration Statement, filed with the Securities and Exchange Commission in February, 1988.


   ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

   Describe any other business, profession, vocation, or employment of a substantial nature in which each investment adviser of the Registrant, and each director, officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee.

   See Statement of Additional Information constituting part B hereof. In addition, the following is furnished.

                                                  Other business,
                                                  professions, vocations, or
                         Current Position         employments of a substantial nature
  Name                   With Advisers            during past two years
                         -------------            ---------------------

  Michael D.             Qualified Plan Officer   Qualified  Plan Officer of
  O'Connor                                        Fortis Benefits Insurance
                                                  Company and Qualified Plan
                                                  Officer for Investors.

  Item 29.  Principal Underwriters

      (a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor, or investment adviser.

      Fortis Advantage Portfolios, Inc.
      Fortis Equity Portfolios, Inc.
      Fortis Fiduciary Fund, Inc.
      Fortis Growth Fund, Inc.
      Fortis Money Portfolios, Inc.
      Fortis Securities, Inc.
      Fortis Series Fund, Inc.
      Fortis Income Portfolios, Inc.
      Fortis Worldwide Portfolios, Inc.
      Special Portfolios, Inc.
      Variable Account C of Fortis Benefits Insurance Company
      Variable Account D of Fortis Benefits Insurance Company

   In addition to those listed under "Directors and Executive Officers" in the Statement of Additional Information:


Name and Principal      Positions and Offices         Positions and Offices
Business Address        with Underwriter              with Registrant
------------------      ---------------------         ---------------------

Carol M. Houghtby*      2nd Vice President and        Accounting Officer
                        Treasurer

John E. Hite*           2nd Vice President and         Assistant Secretary
                        Assistant Secretary

Scott R. Plummer*       Corporate Counsel and         Assistant Secretary
                        Assistant Secretary
__________________________________________________

*The business address of these persons is 500 Bielenberg Drive, Woodbury, MN
55125

(c) Furnish the information required by the following table with respect to all commissions and other compensation received by each principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such an affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

    Inapplicable

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

With respect to each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270, 31a-1 to 31a-3) promulgated thereunder, furnish the name and address of each person maintaining physical possession of each such account, book or other document.

Fortis Advisers, Inc., 500 Bielenberg Drive, Woodbury, Minnesota  55125


ITEM 31.  MANAGEMENT SERVICES

Furnish a summary of the substantive provisions of any management-related service contract not discussed in Part I of this Form (because the contract was not believed to be material to a purchaser of securities of the Registrant) under which services are provided to the Registrant, indicating the parties to the contract, the total dollars paid and by whom, for the last three fiscal years.

Inapplicable

ITEM 32.  UNDERTAKINGS


Furnish the following undertakings in substantially the following form in all initial Registration Statements filed under the 1993 Act:

    (a) An undertaking to file an amendment to the Registration Statement with certified financial statements showing the initial capital received before accepting subscriptions from any person in excess of 25 if Registrant proposes to raise its initial capital pursuant to Section 14(a)(3) of the 1940 Act;

    Inapplicable

    (b) An undertaking to file a post-effective amendment, using financial statement which need not be certified, within four to six months from the effective date of Registrant's 1933 act Registration Statement.

    Inapplicable

    (c) If the information called for by Item 5A is contained in the latest annual report to shareholders, an undertaking to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

    We undertake to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Woodbury, State of Minnesota, on January 29, 1996.

                              Fortis Tax-Free Portfolios, Inc.

                              By:  /s/
                                 -------------------------------------
                                   Dean C. Kopperud, President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates shown.

Signature and Title
---------------------


      /s/                                         Dated January 29, 1996
---------------------------------------------
Dean C. Kopperud, President
(principal executive officer)


      /s/                                         Dated January 29, 1996
---------------------------------------------
Tamara L. Fagely, Treasurer
(principal financial and accounting officer)

Richard W. Cutting*
Director

Allan R. Freedman*
Director

Robert M. Gavin*
Director

Benjamin S. Jaffray*
Director

Jean L. King*
Director

Edward M. Mahoney*
Director

Thomas R. Pellett*
Director
                                                 /s/
                                             ----------------------------------
Robb L. Prince*                              Dean C. Kopperud, Director
Director                                     Pro Se and Attorney-in-Fact

Leonard J. Santow*
Director                                     Dated:  January 29, 1996

Joseph M. Wikler*
Director
*Registrant's directors executing Power of Attorney dated March 30, 1995.